PROSPECTUS
                                  CLASS A AND C
                                December 15, 2006
                          JNL(R) INVESTORS SERIES TRUST
                    1 Corporate Way o Lansing, Michigan 48951




Jackson Perspective 5 Fund
Jackson Perspective Index 5 Fund
Jackson Perspective 10 x 10 Fund
Jackson Perspective Optimized 5 Fund
Jackson Perspective Money Market Fund



The Securities and Exchange Commission ("SEC") has not approved or disapproved the Trust's securities, or determined whether this prospectus is accurate or complete. It is a criminal offense to state otherwise.


"JNL(R)", "JacksonSM", "Jackson FundsSM", "Jackson National(R)" and "Jackson National Life(R)" are trademarks or service marks of Jackson National Life Insurance Company.
                                 _______________

                        INFORMATION ABOUT THIS PROSPECTUS

READING THE PROSPECTUS

References to "you" and "your" in this prospectus refer to prospective investors or shareholders. References to "we," "us," or "our" may refer to the JNL Investors Series Trust ("Trust") or Jackson National Asset Management, LLC ("JNAM" or "Adviser"). This Prospectus provides you with the basic information you should know before investing.

THE FUNDS

The Trust currently offers shares in the following Funds (each a "Fund" and collectively, "Funds" or "Jackson Funds"). The Funds are a series of separate mutual fund portfolios within a single trust, each with a specific investment objective. The following Funds are described in this prospectus:

Jackson Perspective 5 Fund
Jackson Perspective Index 5 Fund
Jackson Perspective 10 x 10 Fund
Jackson Perspective Optimized 5 Fund
Jackson Perspective Money Market Fund

PRINCIPAL RISKS COMMON TO ALL FUNDS

You should consult with your investment professional to determine which Funds may be suited to your financial needs, investment time horizon and risk comfort level. You assume certain risks when you invest in any of the Funds. Risks specific to each Fund are discussed in this prospectus. There can be no assurance that any of the Funds will achieve its objective and you could lose money. Please read this prospectus carefully before investing or sending money, and keep the prospectus for future reference.

CLASS A AND CLASS C SHARES

Some of the Funds offer two classes of shares, Class A and Class C. Both Class A and C shares are described in this prospectus. You pay a sales charge (front-end sales charge or front-end sales load) immediately when you purchase Class A shares. As more fully described herein, a contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. You pay a 1.00% sales charge when you redeem Class C shares held for less than one (1) year (back-end sales charge or contingent deferred sales charge).

OTHER TERMS AND TERMINOLOGY

     o "STOCK SELECTION DATE" refers to the dates stocks are selected for inclusion in each Fund's portfolio.

     o    "1940 ACT" refers to the Investment Company Act of 1940, as amended.

     o "ADVISERS ACT" refers to the Investment Advisers Act of 1940, as amended.

     o "SUB-ADVISER" refers to the investment manager selected by JNAM, and approved by the Trust's Board of Trustees, to manage the assets of each Fund.

ADDITIONAL INFORMATION

For more detailed information about the Trust and the Funds, see the Trust's Statement of Additional Information ("SAI"), which is incorporated by reference into (which means it legally is a part of) this prospectus.

                               TABLE OF CONTENTS

I.  ABOUT THE FUNDS...............................................................................................1

INCLUDES A DESCRIPTION OF THE FUNDS, ITS INVESTMENT STRATEGIES AND PRINCIPAL
RISKS, HISTORIC PERFORMANCE, EXPENSES, AND MANAGEMENT OF THE FUNDS.

II.  MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL FUNDS.................................................29

INCLUDES ADDITIONAL INFORMATION REGARDING INVESTMENT STRATEGIES AND PRINCIPAL RISKS OF THE FUNDS.

III.  MANAGEMENT OF THE TRUST....................................................................................30

MANAGEMENT OF THE FUNDS, FUND EXPENSES, SUB-ADVISORY ARRANGEMENTS, AND ADMINISTRATIVE FEE.

IV.  HOW SHARE PRICES ARE CALCULATED.............................................................................32

HOW SHARE PRICES ARE CALCULATED.

V.  INVESTING IN FUND SHARES.....................................................................................34

OPENING AN ACCOUNT, SELLING SHARES, EXCHANGING SHARES, AND EXECUTION OF YOUR REQUESTS.

VI.  OVERVIEW OF THE SHARE CLASSES...............................................................................40

SALES CHARGES AND FEES BY SHARE CLASS, CLASS A SHARES, CLASS C SHARES,
CALCULATION OF CONTINGENT DEFERRED SALES CHARGES ("CDSC"), DEALER COMPENSATION,
AND WAYS YOU CAN AVOID OR MINIMIZE SALES CHARGES (BREAKPOINTS AND WAIVERS).

VII.  OTHER FUND INFORMATION.....................................................................................46

DIVIDENDS AND DISTRIBUTIONS, DISTRIBUTION AND SERVICING ARRANGEMENTS, GENERAL
SUMMARY OF TAX CONSEQUENCES, AND PRIVACY POLICY STATEMENT.


VIII. FINANCIAL HIGHLIGHTS.......................................................................................50

THE FINANCIAL HIGHLIGHTS TABLES WILL HELP YOU UNDERSTAND A FUND'S FINANCIAL
PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR THE SHORTER LIFE OF THE FUND.

IX.  APPENDIX A.................................................................................................A-1

                 (This page has been intentionally left blank.)

               ABOUT THE FUNDS OF THE JNL INVESTORS SERIES TRUST

JACKSON PERSPECTIVE 5 FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective 5 Fund ("Perspective 5 Fund") is total return through capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Perspective 5 Fund seeks to achieve its objective by investing in the common stocks of companies that are identified by a model based on 5 different specialized strategies:

     o    The DowSM 10 Strategy, a dividend yielding strategy;

     o    The S&P(R) 10 Strategy, a blended valuation-momentum strategy;

     o    The Global 15 Strategy, a dividend yielding strategy;

     o    The 25 Strategy, a dividend yielding strategy; and

     o    The Select Small-Cap Strategy, a small capitalization strategy.

Each of these strategies is described below.

The securities for each strategy are selected only once every 13 months on each Stock Selection Date. The initial Stock Selection Date will be on or about January 1, 2007. Thereafter, the Stock Selection Date will be 13 months after the prior Stock Selection Date. The Sub-Adviser generally uses a buy and hold strategy, trading within 5 business days of the Stock Selection Date and when cash flow activity occurs. The Sub-Adviser may also trade for mergers if the original stock is not that of the surviving company and for dividend reinvestment. The Perspective 5 Fund is rebalanced and reconstituted every 13 months, and therefore, may incur significant short-term and long-term capital gains and losses that may have tax consequences.

You should check with your investment professional regarding the potential impact to your overall financial plan.

The Perspective 5 Fund expects to invest in the securities determined by each of the strategies with an approximately equal amount initially invested pursuant to each strategy.

Between Stock Selection Dates, when cash inflows and outflows require, the Perspective 5 Fund purchases and sells common stocks of the five specialized strategies according to the approximate current percentage relationship among the common stocks.

The securities which comprise the above strategies are selected as follows:

THE DOWSM 10 STRATEGY

The Dow 10 Strategy seeks to achieve its objective by investing approximately equal amounts in the common stock of ten companies included in the Dow Jones Industrial Average ("DJIA") which have the highest indicated annual dividend yields ("Dividend Yield") on each Stock Selection Date.

Companies, which as of the selection date, Dow Jones has announced will be removed from the DJIA, will be removed from the universe of securities from which the Dow 10 strategy stocks are selected.

The stocks in the Dow 10 Strategy are not expected to reflect the entire DJIA, nor track the performance of the DJIA.

THE S&P(R) 10 STRATEGY

The S&P 10 Strategy seeks to achieve its objective by investing approximately equal amounts in the common stocks of ten companies selected from a pre-screened subset of the stocks listed in the S&P 500 Index.

Companies, which as of the selection date, S&P has announced will be removed from the S&P 500 Index, will be removed from the universe of securities from which the S&P 10 strategy stocks are selected.

The S&P 10 Strategy consists of 10 common stocks selected on each Stock Selection Date through the following process:

     o the Sub-Adviser ranks the companies in the S&P 500 Index by market capitalization;

     o the Sub-Adviser selects half of the companies in the S&P 500 Index with the largest market capitalization;

     o from the selected companies, the Sub-Adviser selects the half with the lowest price to sales ratio;

     o from the selected companies, the Sub-Adviser selects the ten common stocks with the greatest one-year price appreciation; and

     o the Sub-Adviser allocates approximately equal amounts of the S&P 10 Strategy to the selected ten common stocks.

The stocks in the S&P 10 Strategy are not expected to reflect the entire S&P 500 Index, nor track the performance of the S&P 500 Index.

THE GLOBAL 15 STRATEGY

The Global 15 Strategy seeks to achieve its objective by investing in the common stocks of certain companies which are components of the DJIA, the Financial Times Ordinary Index ("FT30 Index" or "Financial Times 30 Index"), and the Hang Seng Index. The Global 15 Strategy consists of common stocks of the 5 companies with the lowest per share stock price of the ten companies in each of the DJIA, the FT30 Index and the Hang Seng Index, respectively, that have the highest Dividend Yields in the respective index.

Companies, which as of the selection date, will be removed from the DJIA, the FT 30 Index and the Hang Seng Index, will be removed from the universe of securities from which the Global 15 strategy stocks are selected.

The fifteen common stocks are chosen on each Stock Selection Date as follows:

     o the Sub-Adviser determines the Dividend Yield on each common stock in the DJIA, the FT30 Index and the Hang Seng Index;

     o the Sub-Adviser determines the ten companies in each of the DJIA, the FT30 Index and the Hang Seng Index that have the highest Dividend Yield in the respective index; and

     o out of those companies, the Sub-Adviser allocates approximately equal amounts of the Global 15 Strategy to the common stocks of the five companies in each index with the lowest price per share.

The Global 15 Strategy is not expected to track the performance of the DJIA, the FT30 Index or the Hang Seng Index.

THE 25 STRATEGY

The 25 Strategy seeks to achieve its objective by investing in the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange ("NYSE"), on each Stock Selection Date.

Companies, which as of the selection date, will be removed from the NYSE, will be removed from the universe of securities from which the 25 strategy stocks are selected.

The 25 Strategy consists of a portfolio of 25 common stocks selected through the following five-step process:

     o the Sub-Adviser selects all the dividend-paying common stocks listed on the NYSE (excluding financial, transportation and utility stocks, American Depositary Receipts, limited partnerships, and any stock included in the DJIA);

     o those common stocks are then ranked from highest to lowest market capitalization, and the Sub-Adviser selects the 400 highest market capitalization stocks;

     o those 400 common stocks are then ranked, in terms of Dividend Yield, from highest to lowest, and the Sub-Adviser selects the 75 highest dividend-yielding stocks;

     o from the selected 75 stocks, the Sub-Adviser discards the 50 highest dividend-yielding stocks and selects the selected 25 stocks; and

     o the Sub-Adviser allocates approximately equal amounts of the 25 Strategy to the 25 common stocks selected.

The 25 Strategy is not expected to track the performance of the NYSE.

THE SELECT SMALL-CAP STRATEGY

The Select Small-Cap Strategy seeks to achieve its objective by investing in a portfolio of common stocks of 40 small capitalization (small cap) companies selected from a pre-screened subset of the common stocks listed on the NYSE, the American Stock Exchange ("AMEX") or the NASDAQ Stock Market ("NASDAQ"), on each Stock Selection Date. The Select Small-Cap Strategy deems a small cap company to be one with a market capitalization between $250 million and $1.5 billion.

Companies, which as of the selection date, will be removed from the NYSE, AMEX, and the NASDAQ, will be removed from the universe of securities from which the Select Small-Cap strategy stocks are selected.

The 40 common stocks selected through the Small-Cap Strategy are determined as follows:

     o the Sub-Adviser selects all U.S. traded equity securities which trade on the NYSE, AMEX or NASDAQ (excluding limited partnerships, American Depositary Receipts and mineral and oil royalty trusts);

     o from those companies, the Sub-Adviser then selects only companies which have a market capitalization of between $250 million and $1.5 billion and whose stocks have an average daily dollar trading volume of at least $2 million (these dollar limitations will be market adjusted using the one-year total return of the Russell 2000 benchmark);

     o from the remaining companies, the Sub-Adviser selects only the stocks of companies with positive three-year sales growth;

     o from the remaining companies, the Sub-Adviser selects only the stocks of companies whose most recent annual earnings are positive;

     o the Sub-Adviser then eliminates any stock the price of which has appreciated by more than 75% in the last 12 months;

     o from the remaining list, the Sub-Adviser selects the 40 stocks with the greatest price appreciation in the last 12 months (highest to lowest); and

     o the Sub-Adviser then allocates among the selected 40 stocks in proportion to the relative market capitalization of each stock.

In each of the above steps, monthly and rolling quarterly data are used in place of annual figures where possible.

The Select Small-Cap Strategy is not expected to track the performance of the NYSE, AMEX or NASDAQ.

PRINCIPAL RISKS OF INVESTING IN THE PERSPECTIVE 5 FUND. An investment in the Perspective 5 Fund is not guaranteed. As with any mutual fund, the value of the Perspective 5 Fund's shares will change, and you could lose money. A variety of factors may influence the Fund's investment performance, such as:

     o MARKET RISK. Because the Perspective 5 Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o LIMITED MANAGEMENT RISK. The Perspective 5 Fund's strategy of investing in companies according to criteria determined on each Stock Selection Date prevents the Perspective 5 Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Perspective 5 Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Perspective 5 Fund from taking advantage of opportunities available to other funds.

     o INVESTMENT STRATEGY RISK. Certain strategies involve selecting common stocks that have high dividend yields relative to other large capitalization common stocks comprising an index. The dividend yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will be maintained.

          Certain strategies involve selecting common stocks that have low share prices relative to the issuers' sales. The price to sales ratios of these stocks may be low because the stocks are out of favor with investors. The issuer may be experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that negative factors that may have caused the issuer's stock price to be low in relation to the issuer's sales will not continue, or will not result in a decline in the issuer's stock price.

     o FOREIGN INVESTING RISK. Because the Perspective 5 Fund invests in certain strategies that invest in stocks of foreign companies, it is also subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing may involve less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Perspective 5 Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Perspective 5 Fund's shares may change as a result of changes in exchange rates, which may reduce the value of the U.S. dollar because of the Perspective 5 Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o SMALL CAP INVESTING RISK. Investing in smaller companies may involve greater risks than investing in larger, more established companies. Certain of the companies in which the Perspective 5 Fund invests are small capitalization company stocks. Such companies may have limited product lines, markets or financial resources, may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Securities of such issuers may lack sufficient liquidity to enable the Perspective 5 Fund to effect sales at an advantageous time or without a substantial drop of price. Accordingly, an investment in the Perspective 5 Fund may not be appropriate for all investors.

     o LICENSE TERMINATION RISK. Certain strategies the Perspective 5 Fund invests in may rely on licenses from third parties to the Perspective 5 Fund that permit the use of the intellectual property of such parties in connection with the name and investment strategies of the Perspective 5 Fund. Such licenses may be terminated by the licensors, and as a result the Perspective 5 Fund may lose its ability to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the Perspective 5 Fund.

PERFORMANCE. The Perspective 5 Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.75%                0.75%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses (2)                                             0.45%                0.45%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (3)                       1.45%                2.20%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) Other Expenses are based on estimated amounts for the current fiscal year.

(3) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Perspective 5 Fund through October 31, 2007 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.20% for Class A and 1.95% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2007. JNAM may seek restitution from the Fund for fees waived and reimbursed through October 31, 2007; however, such restitution is limited to the extent that it would not cause the Fund to exceed current expense limitations. Provided, however, that the Perspective 5 Fund is not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Perspective 5 Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Perspective 5 Fund operating expenses remain the same
(1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES AT THE END OF EACH
PERIOD) CLASS A CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $714              $323
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,007              $688
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES AT THE END OF
EACH PERIOD)                                                        CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $714              $223
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,007              $688
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples do not reflect any fee waivers/reimbursements.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE PERSPECTIVE 5 FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Perspective 5 Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Perspective 5 Fund's policies and procedures with respect to the disclosure of the Perspective 5 Fund's portfolio securities is available (i) in the Perspective 5 Fund's SAI, and (ii) on the Perspective 5 Fund's website (WWW.JNL.COM or WWW.JNLNY.COM).

THE SUB-ADVISER. Mellon Capital Management Corporation ("Mellon Capital"), a Delaware corporation and an investment adviser registered with the SEC under the Advisers Act is the Sub-Adviser for the Perspective 5 Fund. Mellon Capital's address is 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial holding company.

Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Perspective 5 Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Perspective 5 Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Perspective 5 Fund's portfolio are:

Susan Ellison is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Ellison has been a manager of the Perspective 5 Fund since its inception. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 18 years of investment experience. She is responsible for the management of all U.S. and international indexed equity portfolios. She is a member of the CFA Institute and the CFA Society of San Francisco and has been with Mellon Capital for 18 years.

Richard A. Brown, CFA, is a Director, Equity Portfolio Management at Mellon Capital. Mr. Brown has been a manager of the Perspective 5 Fund since its inception. Mr. Brown holds a M.B.A. from California State University at Hayward. Mr. Brown has 11 years of investment experience. He co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown is a member of the CFA Institute and the CFA Society of San Francisco and has been with Mellon Capital for 11 years.

Karen Q. Wong, CFA is a Vice President,  Equity  Portfolio  Management at Mellon
Capital. Ms. Wong has been a manager of the Perspective 5 Fund since its inception. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 6 years of investment experience. She co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco and has been with Mellon Capital for 6 years.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Perspective 5 Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2006.

JACKSON PERSPECTIVE INDEX 5 FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Index 5 Fund ("Perspective Index 5 Fund") is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Perspective Index 5 Fund seeks to achieve its objective by investing normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes), in the securities attempting to match the following indices:

     o    The S&P(R) 500 Index Strategy;

     o    The S&P(R) 400 MidCap Index Strategy;

     o    The Small Cap Index Strategy;

     o    The International Index Strategy; and

     o    The Bond Index Strategy.

The Perspective Index 5 Fund expects to invest in the securities determined by each of the strategies with an approximately equal amount initially invested pursuant to each strategy. The initial allocation will be on or about January 1, 2007. Thereafter, the allocations to each strategy will be rebalanced every 13 months. The Sub-Adviser generally uses a buy and hold strategy, trading only within 5 business days of the Stock Selection Date, when index changes occur, and when cash flow activity occurs.

You should check with your investment professional regarding the potential impact to your overall financial plan.

The Perspective Index 5 Fund allocates cash inflows and outflows to the five strategies according to the approximate current percentage relationship among the strategies.

The Perspective Index 5 Fund is rebalanced among each of the strategies every 13 months and, therefore, may incur significant short-term and long-term capital gains and losses that may have tax consequences.

The Sub-Adviser may also use various techniques, such as buying and selling futures contracts, forward currency contracts, swaps, and exchange traded funds, to increase or decrease the Perspective Index 5 Fund's exposure from cash flows, accrued cash items, and changes from security prices, interest rates, or other factors that affect security values. If the Sub-Adviser's strategies do not work as intended, the Perspective Index 5 Fund may not achieve its objective.

In addition, the Perspective Index 5 Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Perspective Index 5 Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Perspective Index 5 Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Perspective Index 5 Fund's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Perspective Index 5 Fund would exceed 5% of the Perspective Index 5 Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The securities which comprise the above indices are as follows:

S&P(R) 500 INDEX STRATEGY

The S&P 500 Index Strategy seeks to track the performance of the S&P 500 Index. Widely regarded as one of the best single gauges of the U.S. equities market, the S&P 500 Index is a market capitalization-weighted index of 500 stocks that are selected by Standard & Poor's to represent a broad array of large companies in leading industries. The S&P 500 Index is unmanaged and not available for direct investment.

S&P(R) 400 MIDCAP INDEX STRATEGY

The S&P 400 MidCap Index Strategy seeks to track the performance of the S&P MidCap 400 Index. The S&P MidCap 400 is a market capitalization-weighted index of 400 stocks that are selected by Standard & Poor's to represent a broad array of mid-sized companies in leading industries. Today, mid-cap stocks are recognized as an independent asset class, with risk/reward profiles that differ considerably from both large-cap and smallcap stocks. The S&P MidCap 400 Index is unmanaged and not available for direct investment.

SMALL CAP INDEX STRATEGY

The Small Cap Index Strategy seeks to track the performance of the Russell 2000(R) Index. The Russell 2000 Index is a market capitalization weighted index of approximately 2,000 stocks that are selected by the Frank Russell Company to represent a broad array of small to mid-sized companies in leading industries. It measures the performance of the 2,000 smallest companies in the broader Russell 3000(R) Index. The Russell 2000 Index is unmanaged and not available for direct investment.

INTERNATIONAL INDEX STRATEGY

The International Index Strategy seeks to track the performance of the Morgan Stanley Capital International ("MSCI") Europe Australasia Far East ("EAFE") Free Index. The MSCI EAFE Free Index is comprised of common stocks generally including, but not limited to, the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Greece, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The companies selected within each country are selected by MSCI to capture the price performance of a large cross section of the international publicly traded stock markets. The MSCI EAFE Index is a broad based, unmanaged index and not available for direct investment.

BOND INDEX STRATEGY

The Bond Index Strategy seeks to track the performance of the Lehman Brothers Aggregate Bond Index. Bonds are selected based on their characteristics to create a portfolio that profiles the Index. The Lehman Brothers Aggregate Bond Index is comprised of investment grade, fixed-rate U.S. bonds, including Treasuries, corporate bonds, agency mortgage pass through securities, and asset-backed securities. The Lehman Brothers Aggregate Bond Index is unmanaged and not available for direct investment.

PRINCIPAL RISKS OF INVESTING IN THE PERSPECTIVE INDEX 5 FUND. An investment in the Perspective Index 5 Fund is not guaranteed. As with any mutual fund, the value of the Perspective Index 5 Fund's shares will change, and you could lose money by investing in the Perspective Index 5 Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Perspective Index 5 Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          Because one of the strategies invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PRE-PAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o SMALL CAP INVESTING RISK. Investing in smaller companies (small cap stocks) generally involves greater risks than investing in larger, more established companies. The companies in which the Perspective Index 5 Fund is likely to invest may have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Securities of such issuers may lack sufficient market liquidity to enable the Perspective Index 5 Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Perspective Index 5 Fund may not be appropriate for all investors.

     o MID-CAPITALIZATION INVESTING RISK. Historically, mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Perspective Index 5 Fund to effect sales at an advantageous time or without a substantial drop in price.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Perspective Index 5 Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Perspective Index 5 Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Perspective Index 5 Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The Perspective Index 5 Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Perspective Index 5 Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Perspective Index 5 Fund, depending on the nature and extent of the derivatives in the Perspective Index 5 Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or gain exposure to the index, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o INDEX INVESTING RISK. While the indices are comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the indices to be significantly influenced by a handful of companies. Thus, the Perspective Index 5 Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Perspective Index 5 Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or mid-capitalization companies.

          The strategies use an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The  correlation  between  the  Perspective  Index  5 Fund  and  index performance may be affected by the Perspective Index 5 Fund's expenses, trading costs, changes in securities markets, changes in the composition of the index, the size of the Perspective Index 5 Fund's portfolio and the timing of purchases and redemptions of the
          Perspective Index 5 Fund's shares. Because the Perspective Index 5 Fund has expenses and other investment considerations that an index does not, the Perspective Index 5 Fund's performance may be lower than that of the index.

     o LICENSE TERMINATION RISK. Certain strategies the Perspective Index 5 Fund invests in may rely on licenses from third parties to the Perspective Index 5 Fund that permit the use of the intellectual property of such parties in connection with the name and investment strategies of the Perspective Index 5 Fund. Such licenses may be terminated by the licensors, and as a result the Perspective Index 5 Fund may lose its ability to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the Perspective Index 5 Fund.

PERFORMANCE. The Perspective Index 5 Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Perspective Index 5 Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.75%                0.75%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses (2)                                             0.45%                0.45%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (3)                       1.45%                2.20%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) Other Expenses are based on estimated amounts for the current fiscal year.

(3) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Perspective Index 5 Fund through October 31, 2007 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.20% for Class A and 1.95% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2007. JNAM may seek restitution from the Perspective Index 5 Fund for fees waived and reimbursed through October 31, 2007; however, such restitution is limited to the extent that it would not cause the Fund to exceed current expense limitations. Provided, however, that the Perspective Index 5 Fund is not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Perspective Index 5 Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Perspective Index 5 Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES AT THE END OF EACH
PERIOD) CLASS A CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $714              $323
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,007              $688
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES AT THE END OF
EACH PERIOD)                                                        CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $714              $223
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,007              $688
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples do not reflect any fee waivers/reimbursements.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE PERSPECTIVE INDEX 5 FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Perspective Index 5 Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Perspective Index 5 Fund's policies and procedures with respect to the disclosure of the Perspective Index 5 Fund's portfolio securities is available (i) in the Perspective Index 5 Fund's SAI, and (ii) on the Perspective Index 5 Fund's website (WWW.JNL.COM or WWW.JNLNY.COM).

THE SUB-ADVISER. Mellon Capital Management Corporation ("Mellon Capital"), a Delaware corporation and an investment adviser registered with the SEC under the Advisers Act is the Sub-Adviser for the Perspective Index 5 Fund. Mellon Capital's address is 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial holding company.

Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Perspective Index 5 Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Perspective Index 5 Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Perspective Index 5 Fund's portfolio are:

Helen Potter, CFA is a Managing Director, Asset Allocation Portfolio Management at Mellon Capital. Ms. Potter has been a manager of the Perspective Index 5 Fund since its inception. Ms. Potter is a graduate of Claremont McKenna College with a Bachelor of Arts degree. Ms. Potter has 15 years of investment experience. She is responsible for the management of all global and domestic asset allocation portfolios. She is a member of the CFA Institute and the CFA Society of San Francisco and has been with Mellon Capital for 10 years.

Paul Benson, CFA is a Senior Associate, Portfolio Manager/Domestic Asset Allocation at Mellon Capital. Mr. Benson has been a manager of the Perspective Index 5 Fund since its inception. Mr. Benson holds a B.A., University of Michigan at Ann Arbor and has 11 years of investment experience. He manages the implementation of all U.S. asset allocation strategies. He reviews and measures asset allocation performance and maintains the dividend discount model and asset allocation model. Prior to joining Mellon Capital, Mr. Benson was a senior portfolio associate for 2 1/2 years at PIMCO responsible for conducting portfolio and market analysis. Previously, he was an interest rate derivatives trader with Bankers Trust and WestDeutsche Landesbank for 7 years. Mr. Benson has been with Mellon Capital over a year.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Perspective Index 5 Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2006.

JACKSON PERSPECTIVE 10 X 10 FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective 10 x 10 Fund ("Perspective 10 x 10 Fund") is capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES. The Perspective 10 x 10 Fund seeks to achieve its objective by initially allocating approximately 50% to the Class A shares of the Perspective 5 Fund and 50% to the Class A shares of the Perspective Index 5 Fund (the Perspective 5 Fund and Perspective Index 5 Fund are referred to as the "Underlying Funds" and are also described in this Prospectus).

You should check with your investment professional regarding the potential impact to your overall financial plan.

The Perspective 10 x 10 Fund expects to reallocate its assets to the allocation weights specified above for each Underlying Fund every 13 months. Between rebalance dates, when cash inflows and outflows require, the Perspective 10 x 10 Fund purchases and sells shares of the two Underlying Funds according to the approximate current percentage relationship among the Underlying Funds.

The Underlying Funds are rebalanced every 13 months and therefore may incur significant short-term and long-term capital gains and losses that may have tax consequences.

PRINCIPAL RISKS OF INVESTING IN THE PERSPECTIVE 10 X 10 FUND. An investment in the Perspective 10 x 10 Fund is not guaranteed. As with any mutual fund, the value of Perspective 10 x 10 Fund's shares will change, and you could lose money by investing in this Perspective 10 x 10 Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Underlying Funds invest in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          Because one of the strategies in the Underlying Funds invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Perspective 10 x 10 Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o LIMITED MANAGEMENT RISK. The Perspective Optimized 5 Fund's strategy of investing in companies according to criteria determined on each Stock Selection Date prevents the Perspective Optimized 5 Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Perspective Optimized 5 Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Perspective Optimized 5 Fund from taking advantage of opportunities available to other funds.

     o PRE-PAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o SMALL CAP INVESTING RISK. Investing in smaller companies (small cap stocks) generally involves greater risks than investing in larger, more established companies. The companies in which the Perspective 10 x 10 Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Securities of such issuers may lack sufficient market liquidity to enable the Perspective 10 x 10 Fund to effect sales at an advantageous time, or without a substantial drop in price. Accordingly, an investment in the Perspective 10 x 10 Fund may not be appropriate for all investors.

     o MID-CAPITALIZATION INVESTING RISK. Historically, mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Perspective 10 x 10 Fund to effect sales at an advantageous time or without a substantial drop in price.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Underlying Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. An Underlying Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Underlying Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Underlying Funds, depending on the nature and extent of the derivatives in the Underlying Funds' portfolios. If an Underlying Fund's Sub-Adviser uses derivatives in attempting to gain exposure to the index, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o INDEX INVESTING RISK. While the indices are comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the indices to be significantly influenced by a handful of companies. Thus, an Underlying Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Perspective 10 x 10 Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or mid-capitalization companies.

          Certain  strategies of the Underlying Funds use an indexing  strategy.
          It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund's expenses, trading costs, changes in securities markets, changes in the composition of the index, the size of the Underlying Fund's portfolio and the timing of purchases and redemptions of the Underlying Fund's shares. Because the Underlying Funds have expenses and other investment considerations that an index does not, the Underlying Funds' performance may be lower than that of the respective index.

     o INVESTMENT STRATEGY RISK. Certain strategies of the Underlying Funds involve selecting common stocks that have high dividend yields relative to other large capitalization common stocks comprising an index. The dividend yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will be maintained.

     o LICENSE TERMINATION RISK. Certain Underlying Funds rely on licenses from third parties that permit the use of the intellectual property of such parties in connection with the name and investment strategies of the Strategy. Such licenses may be terminated by the licensors, and as a result the Strategy may lose its ability to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the Underlying Fund.

PERFORMANCE. The Perspective 10 x 10 Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Perspective 10 x 10 Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.00%                0.75%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses (2)                                             0.10%                0.10%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (3)                    0.10%(4)             0.85%(4)
----------------------------------------------------- --------------------- ---------------------

(1) This change applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) Other Expenses are based on estimated amounts for the current fiscal year.

(3) JNAM has voluntarily agreed to reimburse the Other Expenses of the Perspective 10 x 10 Fund through October 31, 2007 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes and extraordinary expenses) to 0% for Class A and 0.75% for Class C. There can be no assurance that JNAM will continue to reimburse expenses after October 31, 2007. JNAM may seek restitution from the Perspective 10 x 10 Fund for expenses reimbursed through October 31, 2007; however, such restitution is limited to the extent that it would not cause the Perspective 10 x 10 Fund to exceed current expense limitations. Certain expenses of the Perspective 10 x 10 Fund such as transfer agent fees, registration fees, printing, and other miscellaneous costs will be paid by the Underlying Funds in accordance with the Administration Agreement. Provided, however, that the Perspective 10 x 10 Fund is not obligated to pay any such reimbursed fees more than three years after the end of the fiscal year in which the fee was reimbursed.

4 As an investor in the Underlying Funds, the Perspective 10 x 10 Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees. The total annual operating expenses of the Perspective 10 x 10 Fund, including the operating expenses of the Underlying Funds in which it invests, is expected to be approximately 1.20% for Class A and 1.95% for Class C through October 31, 2007.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Perspective 10 x 10 Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Perspective 10 x 10 Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES AT THE END OF EACH
PERIOD) CLASS A CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $585              $187
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $605              $271
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES AT THE END OF
EACH PERIOD)                                                        CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $585               $87
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $605              $271
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples do not reflect any fee waivers/reimbursements.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE PERSPECTIVE 10 X 10 FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Perspective 10 x 10 Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Perspective 10 x 10 Fund's policies and procedures with respect to the disclosure of the Perspective 10 x 10 Fund's portfolio securities is available (i) in the Perspective 10 x 10 Fund's SAI, and (ii) on the Perspective 10 x 10 Fund's website (WWW.JNL.COM or WWW.JNLNY.COM).

THE ADVISER AND PORTFOLIO MANAGEMENT. The allocations for the Perspective 10 x 10 Fund are made by Jackson National Asset Management, LLC ("JNAM"). JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and provides the Trust with professional investment supervision and management for each of its current 60 portfolios. JNAM currently manages approximately $24 billion in assets for the Trust and other investment companies. JNAM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

The Perspective 10 x 10 Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Perspective 10 x 10 Fund's portfolio are:

     o Mark D. Nerud was elected President of the Trust, effective December 2006. Mr. Nerud has been a manager of the Perspective 10 x 10 Fund since its inception. Mr. Nerud has been associated with JNAM and/or its affiliates since 1996. Prior to being elected President, Mr. Nerud was Vice President, Chief Financial Officer and Treasurer of the Trust and other affiliated investment companies advised by JNAM since December 2002. From August 1997 to December 2002, Mr. Nerud was Vice President and Assistant Treasurer of the Trust and other affiliated investment companies. Mr. Nerud has also been the Chief Financial Officer of JNAM since November 2000 and Vice President of Fund Accounting and Administration of Jackson National Life Insurance Company, an affiliate of JNAM and the Trust, since January 2000.

     o William V. Simon was elected Vice President and Assistant Treasurer of the Trust effective December 2006. Mr. Simon has been a manager of the Perspective 10 x 10 Fund since its inception. Mr. Simon has been associated with JNAM and/or its affiliates since 1996. In addition to being Vice President and Assistant Treasurer, Mr. Simon has been an Assistant Vice President of Jackson National Life Insurance Company, an affiliate of the Trust, since July 2004. From August 2000 through July 2004, Mr. Simon was a Director at Jackson National Life Insurance Company.

     o Daniel W. Koors was elected Vice President, Chief Financial Officer and Treasurer of the Trust effective December 2006. Mr. Koors has been a manager of the Perspective 10 x 10 Fund since its inception. Mr. Koors has been associated with JNAM and/or its affiliates since August 2006. In addition to being Vice President, Chief Financial Officer and Treasurer, Mr. Koors has been an Assistant Vice President of Jackson National Life Insurance Company, an affiliate of the Trust, since September 2006. Prior to this, Mr. Koors was a Partner of Deloitte & Touche LLP from 2003 to June 2006, and a Senior Manager of Deloitte & Touche LLP from 2000 to 2003.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Perspective 10 x 10 Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2006.

JACKSON PERSPECTIVE OPTIMIZED 5 FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Optimized 5 Fund ("Perspective Optimized 5 Fund") is total return.

PRINCIPAL INVESTMENT STRATEGIES. The Perspective Optimized 5 Fund seeks to achieve its objective by investing in the common stocks of all capitalization companies that are identified by a model based on five separate specialized strategies:

     o    25% in the NASDAQ(R) 15 Strategy, a total return strategy;

     o 25% in the Value Line(R) 25 Strategy, a capital appreciation, strategy;

     o    24% in the European 20 Strategy, a dividend yielding strategy;

     o    14% in the Global 15 Strategy, a dividend yielding strategy; and

     o    12% in the 25 Strategy, a dividend yielding strategy.

While each of these specialized strategies seeks to provide an above average total return or capital appreciation, each specialized strategy follows a different principal investment strategy. The initial allocation is intended to optimize each strategy.

The securities for each strategy are selected only once every 13 months on each Stock Selection Date. The initial Stock Selection Date will be on or about January 1, 2007. Thereafter, the Stock Selection Date will be 13 months after the prior Stock Selection Date. The Sub-Adviser generally uses a buy and hold strategy, trading within 5 business days of the Stock Selection Date and when cash flow activity occurs. The Sub-Adviser may also trade for mergers if the original stock is not that of the surviving company and for dividend reinvestment. The Perspective Optimized 5 Fund expects to invest in the securities determined by each of the strategies following the above specified percentage allocation.

Between Stock Selection Dates, when cash inflows and outflows require, the Perspective Optimized 5 Fund purchases and sells common stocks of the five specialized strategies according to the approximate current percentage relationship among the common stocks.

You should check with your investment professional regarding the potential impact to your overall financial plan.

The Perspective Optimized 5 Fund is rebalanced every 13 months and reconstituted and therefore may incur significant short-term and long-term capital gains and losses that may have tax consequences.

The securities which comprise the above strategies are selected as follows:

THE NASDAQ(R) 15 STRATEGY

The NASDAQ 15 Strategy seeks to achieve its objective by investing in the common stocks of companies that are expected to have a potential for capital appreciation.

Companies, which as of the selection date, NASDAQ has announced will be removed from the NASDAQ-100 Index(R) will be removed from the universe of securities from which the NASDAQ 15 strategy stocks are selected.

The 15 common stocks held by the strategy are selected on each Stock Selection Date through the following multi-step process from the stocks listed on the NASDAQ-100 Index. First, the securities are ranked by the following criteria:

     (1)  price appreciation over the prior 12 month period;

     (2) prior 6-month price appreciation (this allows the strategy to select stocks which have shown consistent growth over the past year);

     (3)  return on assets ratio; and

     (4) ratio of cash flow per share to stock price (this is a common indication of value). Second, the rankings of the securities under each criterion are added up. We select the 15 stocks with the lowest sums for the strategy. These securities will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 25% of the NASDAQ 15 strategy on each Stock Selection Date. The securities will be adjusted on a proportional basis to accommodate this constraint.

The stocks in the NASDAQ 15 strategy are not expected to track the performance of NASDAQ.

THE VALUE LINE(R) 25 STRATEGY

The Value Line 25 strategy seeks to achieve its objective by investing in 25 of the 100 common stocks that Value Line(R) gives a #1 ranking for TimelinessTM.

Companies which as of the selection date, Value Line has announced will be removed from Value Line's #1 ranking for TimelinessTM will be removed from the universe of securities from which the Value Line 25 strategy stocks are selected. Value Line's #1 ranking for Timeliness TM reflects Value Line's view of their probable price performance during the next six months relative to the other stocks ranked by Value Line(R).

The 25 stocks are chosen on each Stock Selection Date as follows:

     o starting with the 100 stocks that Value Line(R) gives its #1 ranking for TimelinessTM, the stocks of companies considered to be securities related issuers, the stocks of companies whose shares are not listed on a U.S. securities exchange and the stocks having market capitalizations less than $1 billion are removed from consideration;

     o next the remaining stocks are screened for: (1) consistent growth based on 12-month and 6-month price appreciation (best [1] to worst [100]); (2) profitability based on their return on assets; and (3) value based on their price to cash flow;

     o the numerical ranks achieved by each company in the above step are added; and

     o the 25 stocks with the lowest sums are selected for the Value Line 25 strategy.

These securities will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 25% of the Value Line 25 strategy on each Stock Selection Date. The securities will be adjusted on a proportional basis to accommodate this constraint.

The stocks in the Value line 25 strategy are not expected to track the performance of Value Line(R).

THE EUROPEAN 20 STRATEGY

The European 20 Strategy seeks to achieve its objective by investing in stocks with high Dividend Yields. By selecting stocks with the highest indicated annual dividend yields ("Dividend Yields"), the European 20 Strategy seeks to uncover stocks that may be out of favor or undervalued.

The 20 stocks are determined as follows:

     o The Sub-Adviser ranks the 120 largest companies based on market capitalization which are headquartered in Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom by dividend yield on each Stock Selection Date; and

     o The Sub-Adviser then selects the 20 highest dividend-yielding stocks for the European 20 Strategy. Equal amounts are allocated to the 20 stocks selected for the European 20 Strategy.

THE GLOBAL 15 STRATEGY

The Global 15 Strategy seeks to achieve its objective by investing in the common stocks of certain companies which are components of Dow Jones Industrial Average ("DJIA"), the Financial Times Ordinary Index ("FT30 Index") and the Hang Seng Index. The Global 15 Strategy consists of common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIA, the FT30 Index and the Hang Seng Index, respectively, that have the highest Dividend Yields in the respective index.

Companies, which as of the selection date, will be removed from the DJIA, the FT 30 Index and the Hang Seng Index, will be removed from the universe of securities from which the Global 15 strategy stocks are selected.

The 15 common stocks are chosen on each Stock Selection Date as follows:

     o the Sub-Adviser determines the dividend yield on each common stock in the DJIA, the FT30 Index and the Hang Seng Index;

     o the Sub-Adviser determines the ten companies in each of the DJIA, the FT30 Index and the Hang Seng Index that have the highest dividend yield in the respective index; and

     o out of those companies, the Sub-Adviser allocates approximately equal amounts of the Global 15 Strategy to the common stocks of the five companies in each index with the lowest price per share.

The Global 15 Strategy is not expected to track the performance of the DJIA, the FT30 Index or the Hang Seng Index.

THE 25 STRATEGY

The 25 Strategy seeks to achieve its objective by investing in the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the NYSE, on each Stock Selection Date.

Companies, which as of the selection date, will be removed from the NYSE, will be removed from the universe of securities from which the 25 strategy stocks are selected.

The 25 Strategy consists of a portfolio of 25 common stocks selected through the following five-step process on each Stock Selection Date:

     o the Sub-Adviser selects all the dividend-paying common stocks listed on the NYSE (excluding financial, transportation and utility stocks, American Depositary Receipts, limited partnerships, and any stock included in the DJIA);

     o those common stocks are then ranked from highest to lowest market capitalization, and the Sub-Adviser selects the 400 highest market capitalization stocks;

     o those 400 common stocks are then ranked, in terms of Dividend Yield, from highest to lowest, and the Sub-Adviser selects the 75 highest dividend-yielding stocks;

     o from the remaining 75 stocks, the Sub-Adviser discards the 50 highest dividend-yielding stocks and selects the remaining 25 stocks; and

     o the Sub-Adviser allocates approximately equal amounts of the 25 Strategy to the 25 common stocks selected for the strategy.

PRINCIPAL RISKS OF INVESTING IN THE PERSPECTIVE OPTIMIZED 5 FUND. An investment in the Perspective Optimized 5 Fund is not guaranteed. As with any mutual fund, the value of the Perspective Optimized 5 Fund's shares will change, and you could lose money by investing in the Perspective Optimized 5 Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Perspective Optimized 5 Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Because the Perspective Optimized 5 Fund invests in stocks of foreign companies, it is also subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Perspective Optimized 5 Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Perspective Optimized 5 Fund's shares may change as a result of changes in exchange rates which may reduce the value of the U.S. dollar value because of the Perspective Optimized 5 Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o LIMITED MANAGEMENT RISK. The Perspective Optimized 5 Fund's strategy of investing in companies according to criteria determined on each Stock Selection Date prevents the Perspective Optimized 5 Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Perspective Optimized 5 Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Perspective Optimized 5 Fund from taking advantage of opportunities available to other funds.

     o INVESTMENT STRATEGY RISK. Certain strategies involve selecting common stocks that have high dividend yields relative to others common stocks comprising an index. The dividend yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will be maintained.

          Certain strategies involve selecting common stocks of issuers that have experienced certain rates of growth in sales and stocks that have experienced recent price appreciation. There can be no assurance that the issuers whose stocks are selected will continue to experience growth in sales, or that the issuer's operations will result in positive earnings even if sales continue to grow. There further can be no assurance that the prices of such issuers' stocks will not decline.

          Value Line's Timeliness rankings reflect Value Line's views as to the prospective price performance of the #1 ranked stocks relative to other stocks ranked by Value Line. There is no assurance that the #1 ranked stocks will actually perform better that other stocks and, as a result, the Perspective Optimized 5 Fund may underperform other similar investments.

     o CONCENTRATION RISK. For the NASDAQ(R) Strategy and Value Line(R) strategies, securities held by the strategies may be issued by companies concentrated in a particular industry, including technology. Generally, in the context of the total portfolio, these holdings may not be large enough to consider the Perspective Optimized 5 Fund as a whole as concentrated.

     o LICENSE TERMINATION RISK. Certain of the strategies rely on licenses from third parties to the Perspective Optimized 5 Fund that permit the use of the intellectual property of such parties in connection with the name and investment strategies of the Perspective Optimized 5 Fund. Such licenses may be terminated by the licensors, and as a result the Fund may lose its ability to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the Perspective Optimized 5 Fund.

PERFORMANCE. The Perspective Optimized 5 Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Perspective Optimized 5 Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales (Load) Charge on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.75%                0.75%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses (2)                                             0.45%                0.45%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (3)                       1.45%                2.20%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) Other Expenses are based on estimated amounts for the current fiscal year.

(3) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Perspective Optimized 5 Fund through October 31, 2007 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.20% for Class A and 1.95% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2007. JNAM may seek restitution from the Perspective Optimized 5 Fund for fees waived and reimbursed through October 31, 2007; however, such restitution is limited to the extent that it would not cause the Perspective Optimized 5 Fund to exceed current expense limitations. Provided, however, that a Fund is not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Perspective Optimized 5 Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Perspective Optimized 5 Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES AT THE END OF EACH         CLASS A           CLASS C
PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $714              $323
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,007              $688
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES AT THE END OF       CLASS A           CLASS C
EACH PERIOD)
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $714              $223
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,007              $688
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples do not reflect any fee waivers/reimbursements.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE PERSPECTIVE OPTIMIZED 5 FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Perspective Optimized 5 Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Perspective Optimized 5 Fund's policies and procedures with respect to the disclosure of the Perspective Optimized 5 Fund's portfolio securities is available (i) in the Perspective Optimized 5 Fund's SAI, and (ii) on the Perspective Optimized 5 Fund's website (WWW.JNL.COM or WWW.JNLNY.COM).

THE SUB-ADVISER. Mellon Capital Management Corporation ("Mellon Capital"), a Delaware corporation and an investment adviser registered with the SEC under the Advisers Act is the Sub-Adviser for the Perspective Optimized 5 Fund. Mellon Capital's address is 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial holding company.

Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Perspective Optimized 5 Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Perspective Optimized 5 Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Perspective Optimized 5 Fund's portfolio are:

Susan Ellison is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Ellison has been a manager of the Perspective Optimized 5 Fund since its inception. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 18 years of investment experience. She is responsible for the management of all U.S. and international indexed equity portfolios. She is a member of the CFA Institute and the CFA Society of San Francisco and has been with Mellon Capital for 18 years.

Richard A. Brown, CFA, is a Director, Equity Portfolio Management at Mellon Capital. Mr. Brown has been a manager of the Perspective Optimized 5 Fund since its inception. Mr. Brown holds a M.B.A. from California State University at Hayward. Mr. Brown has 11 years of investment experience. He co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown is a member of the CFA Institute and the CFA Society of San Francisco and has been with Mellon Capital for 11 years.

Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Perspective Optimized 5 Fund since its inception. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 6 years of investment experience. She co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco and has been with Mellon Capital for 6 years.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Perspective Optimized 5 Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2006.

JACKSON PERSPECTIVE MONEY MARKET FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Money Market Fund ("Perspective Money Market Fund ") is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

PRINCIPAL INVESTMENT STRATEGIES. The Perspective Money Market Fund invests in high-quality, U.S. dollar-denominated money market instruments that mature in 397 days or less. The Perspective Money Market Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including:

     o Obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments;

     o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. and foreign banks and other lending institutions;

     o Commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities);

     o Obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

     o Repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Perspective Money Market Fund does not apply to the market value of such security or to shares of the Perspective Money Market Fund itself. In addition, because many types of U.S. government securities trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

You should check with your investment professional regarding the potential impact to your overall financial plan.

The Sub-Adviser's investment approach combines top-down analysis with fundamental bottom-up security selection. The Sub-Adviser considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the Perspective Money Market Fund's overall weighted average maturity. The overall weighted average maturity of the Perspective Money Market Fund's investments is 90 days or less.

The Sub-Adviser manages the Perspective Money Market Fund to meet the requirements of Rule 2a-7 under the 1940 Act, including those as to quality, diversification and maturity. The Perspective Money Market Fund may invest more than 25% of its assets in the U.S. banking industry.

PRINCIPAL RISKS OF INVESTING IN THE PERSPECTIVE MONEY MARKET FUND. An investment in the Perspective Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Perspective Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Perspective Money Market Fund. While the Perspective Money Market Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Perspective Money Market Fund itself. A variety of factors may influence its investment performance, such as:

     o CREDIT & MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a security typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of the securities, including those held by the Perspective Money Market Fund, will fall. A broad-based market drop may also cause a security's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause a Perspective Money Market Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that a Fund invests in bonds issued by a foreign government, that Perspective Money Market Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o RISK OF INVESTMENT IN BANKING INDUSTRY. Because the Perspective Money Market Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers. The bank securities in which the Perspective Money Market Fund may invest typically are not insured by the Federal government. Securities that do not represent deposits have lower priority in the bank's capital structure than those that do. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the Perspective Money Market Fund paid for it.

In addition, the performance of the Perspective Money Market Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Perspective Money Market Fund.

PERFORMANCE. The Perspective Money Market Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Perspective Money Market Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------------------------------------------- ---------------

---------------------------------------------------------------------------------------- ---------------
---------------------------------------------------------------------------------------- ---------------
Maximum Front-End Sales Charge (as a percentage of offering price)                       None
---------------------------------------------------------------------------------------- ---------------
---------------------------------------------------------------------------------------- ---------------
Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or           None*
redemption price, whichever is less)
---------------------------------------------------------------------------------------- ---------------

* If you exchange your shares of another fund of the JNL Investors Series Trust for shares in the Jackson Perspective Money Market Fund the CDSC will stop aging until the shares are exchanged into another Fund. If you redeem the shares, a CDSC would be charged as follows:

       --------------------------------------------- ----------- -----------
       COMPLETED YEARS SINCE PURCHASE OF SHARES          0           1+
       --------------------------------------------- ----------- -----------
       --------------------------------------------- ----------- -----------
       Applicable Charge                                 1%          0%
       (% OF LESSER OF THE VALUE AND THE ORIGINAL
       COST OF SHARES REDEEMED)
       --------------------------------------------- ----------- -----------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

------------------------------------------------------------ ---------------------
                                                                   CLASS A
------------------------------------------------------------ ---------------------
------------------------------------------------------------ ---------------------
Management Fee/Administrative Fee                                    0.50%
------------------------------------------------------------ ---------------------
------------------------------------------------------------ ---------------------
Rule 12b-1 Fee                                                       0.25%
------------------------------------------------------------ ---------------------
------------------------------------------------------------ ---------------------
Other Expenses (1)                                                   0.75%
------------------------------------------------------------ ---------------------
------------------------------------------------------------ ---------------------
Total Annual Fund Operating Expenses (2)                             1.50%
------------------------------------------------------------ ---------------------

(1) Other Expenses are based on estimated amounts for the current fiscal year.

(2) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Perspective Money Market Fund through October 31, 2007 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 0.85%. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2007. JNAM may seek restitution from the Perspective Money Market Fund for fees waived and reimbursed through October 31, 2007; however, such restitution is limited to the extent that it would not cause the Perspective Money Market Fund to exceed current expense limitations. Provided, however, that a Fund is not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Perspective Money Market Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Perspective Money Market Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------- --------------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES AT THE END OF EACH PERIOD)               CLASS A
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
1 Year                                                                             $153
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
3 Years                                                                            $474
--------------------------------------------------------------------------- --------------------

--------------------------------------------------------------------------- --------------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES AT THE END OF EACH PERIOD)        CLASS A
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
1 Year                                                                             $153
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
3 Years                                                                            $474
--------------------------------------------------------------------------- --------------------

(1) The above Expense Examples do not reflect any fee waivers/reimbursements.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE PERSPECTIVE MONEY MARKET FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Perspective Money Market Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Perspective Money Market Fund's policies and procedures with respect to the disclosure of the Perspective Money Market Fund's portfolio securities is available (i) in the Perspective Money Market Fund's SAI, and (ii) on the Perspective Money Market Fund's website (WWW.JNL.COM or WWW.JNLNY.COM).

THE SUB-ADVISER. The Sub-Adviser to the Perspective Money Market Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2006, Wellington Management had investment management authority with respect to approximately $544 billion in assets.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Perspective Money Market Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2006.

          MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL FUNDS

INVESTMENT OBJECTIVES. The investment objectives and policies of each of the Funds are not fundamental and may be changed by the Board of Trustees of the Trust, without shareholder approval.

DESCRIPTION OF INDICES. The portfolios of certain of the Funds consist of the common stocks of companies included in various indices. Except as previously described, the publishers of the indices have not granted the Funds or the investment adviser a license to use their respective indices. Except as previously described, none of the Funds are designed or intended to result in investment returns that parallel or correlate with the movements in any particular index or a combination of indices and it is expected that their investment returns will not parallel or correlate with such movements. The publishers of the indices have not participated in any way in the creation of any of the Funds or in the selection of stocks that are purchased or sold for the Funds. A description of certain of the indices is provided below:

THE DOW JONES INDUSTRIAL AVERAGE. The stocks included in the DJIA are chosen by the editors of The Wall Street Journal as representative of the broad market and of U.S. industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors.

THE FINANCIAL TIMES ORDINARY INDEX. The FT30 Index is comprised of 30 common stocks chosen by the editors of The Financial Times as representative of the British industry and commerce. This index is an unweighted average of the share prices of selected companies. These companies are highly capitalized and major factors in their industries. In addition, their stocks are widely held by individuals and institutional investors.

THE HANG SENG INDEX. The Hang Seng Index presently consists of 33 stocks of the largest companies currently listed on the Stock Exchange of Hong Kong Ltd. (Hong Kong Stock Exchange), and it includes companies intended to represent four major market sectors: commerce and industry, finance, properties and utilities. The Hang Seng Index is a recognized indicator of stock market performance in Hong Kong. It is computed on an arithmetic basis, weighted by market capitalization, and is therefore strongly influenced by stocks with large market capitalizations. The Hang Seng Index represents approximately 70% of the total market capitalization of the stocks listed on the Hong Kong Stock Exchange.

THE STANDARD & POOR'S 500 INDEX. Widely regarded as the standard for measuring large-capitalization U.S. stock market performance, the S&P 500 Index includes a representative sample of leading U.S. companies in leading industries. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value.

THE NASDAQ-100 INDEX. The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies.

VALUE LINE INDEX(R). The Value Line Index(R) is an equal-weighted stock index containing 1,700 companies from the New York Stock Exchange, American Stock Exchange, NASDAQ and over-the-counter market. Of these 1,700 stocks, only 100 are given their #1 ranking for TimelinessTM, which measures Value Line's view of their probable price performance during the next six to 12 months relative to others. Value Line(R) bases their rankings on various factors, including long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise.

LEGISLATION. At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the common stock in the Funds or the issuers of such common stock. Further, changing approaches to regulation may have a negative impact on certain companies represented in the Funds. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Funds or will not impair the ability of the issuers of the common stock held in the Funds to achieve their business goals.

                            MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLCSM ("JNAM" or the "Adviser"), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. JNAM has managed mutual funds since 1995 and as of October 31, 2006 managed approximately $24 billion for the Trust and other investment companies. The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company ("Jackson"), which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement is available in the Trust's Annual Report dated October 31, 2006.

MANAGEMENT FEE

As compensation for its services, the Adviser receives a fee from the Fund accrued daily and payable monthly. The fee the Adviser receives from the Funds is set forth below as an annual percentage of the net assets of the Funds.

---------------------------------------------------- ---------------------------------- ----------------------------
FUND                                                 ASSETS                                            ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED
                                                                                        ON AVERAGE DAILY NET ASSETS
                                                                                                      OF THE FUNDS)
---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective 5 Fund                           $0 to $250 million                                       0.65%
                                                     Over $250 million                                        0.60%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Index 5 Fund                     $0 to $250 million                                       0.65%
                                                     Over $250 million                                        0.60%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective 10 x 10 Fund                     All Assets                                                  0%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Optimized 5 Fund                 $0 to $250 million                                       0.65%
                                                     Over $250 million                                        0.60%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Money Market Fund                $0 to $500 million                                       0.40%
                                                     Over $500 million                                        0.35%

---------------------------------------------------- ---------------------------------- ----------------------------

SUB-ADVISORY ARRANGEMENTS

The Adviser selects, contracts with and compensates the Sub-Advisers to manage the investment and reinvestment of the assets of the Funds. The Adviser monitors the compliance of the Sub-Advisers with the investment objectives and related policies of the Funds and reviews the performance of the Sub-Advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each Sub-Advisory Agreement with the Adviser, the Sub-Advisers manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Trustees of the Trust. The Sub-Advisers formulate a continuous investment program for the Funds consistent with its investment objectives and policies outlined in this Prospectus. The Sub-Advisers implement such program by purchases and sales of securities. The Sub-Advisers regularly report to the Adviser and the Trustees of the Trust with respect to the implementation of such program.

As compensation for its services, each Sub-Adviser receives a fee from the Adviser, stated as an annual percentage of the net assets of the Funds. The SAI contains a schedule of the management fees the Adviser currently is obligated to pay the Sub-Advisers out of the advisory fees it receives from the Funds.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Adviser to hire, replace or terminate Sub-Advisers with the approval of the Board of Trustees, but without the approval of shareholders. The exemption order allows the Adviser to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval. Shareholder approval would be required where the Sub-Adviser is an affiliate of the Adviser. Under the terms of the exemption, if a new Sub-Adviser is hired by the Adviser, shareholders in the affected Fund will be sent information about the new Sub-Adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to:

     o Performing initial due diligence on prospective Sub-Advisers for the Funds;

     o    Monitoring the performance of Sub-Advisers;

     o    Communicating performance expectations to the Sub-Advisers; and

     o    Ultimately   recommending   to  the  Board  of   Trustees   whether  a
          Sub-Adviser's contract should be renewed, modified or terminated.

The Adviser does not expect to recommend frequent changes of Sub-Advisers. Although the Adviser will monitor the performance of the Sub-Advisers, there is no certainty that any Sub-Adviser or Fund will obtain favorable results at any given time.

ADMINISTRATIVE FEE

JNAM also serves as the "Administrator" to the Funds. In addition to the investment advisory fee, each Fund (except the Jackson Perspective 10 x 10 Fund) pays JNAM an Administrative Fee of 0.10% of the average daily net assets of the Fund's Class A and C shares. In return for the Administrative Fee, JNAM provides fund accounting and administrative functions for the Trust and the separate Funds. In accordance with the Administration Agreement, JNAM is also responsible for payment of expenses related to legal and a portion of the Chief Compliance Officer costs. Each Fund is responsible for all other operating expenses, including but not limited to transfer agent services (categorized as "Other Expenses" in the fee tables). Pursuant to Board approval, the Funds will also pay for transfer agent type services provided by third parties.

                        HOW SHARE PRICES ARE CALCULATED

Each Fund is divided into shares. The price of a Fund's shares is called its net asset value ("NAV") per share. It is calculated by taking the total value of a Fund's assets, subtracting the liabilities, and then dividing by the number of shares outstanding. The value of a Fund's assets is based on the total market value of all of the securities it holds. The assets of Jackson Perspective 10 x 10 Fund consist primarily of shares of the Underlying Funds, which are valued at their respective NAVs at the time of computation.

The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. When you buy shares, you pay the NAV per share plus any applicable sales charge on Class A shares. When you sell shares, you receive the NAV per share minus any applicable CDSC on Class C shares and certain Class A purchases. The Perspective Money Market Fund does not charge a sales charge. However, if you exchange your shares to another Fund of the Jackson Funds, you may be subject to a sales charge of that Fund. For any transaction, we will use the next NAV calculated after the Funds or its designee receives a request to buy, sell or exchange shares.

Each Fund's NAV per share is normally calculated once a day, every day the New York Stock Exchange ("NYSE") is open. For purposes of calculating the NAV, the Funds use pricing data as of the time of the close of the NYSE, which is usually 4 p.m. Eastern time, although it occasionally closes earlier. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Domestic fixed income and foreign securities are normally priced using data reflecting the closing of the principal markets or market participants for those securities, which may be earlier than the NYSE close. Information that becomes known to the Funds or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

NAV will not be determined on days when the NYSE is closed. In addition, a delay in calculating the NAV may happen if the NYSE closes on a day other than a regular holiday or weekend, trading on the NYSE is restricted, or an emergency exists as determined by the SEC, making securities sales or determinations of NAV not practicable, or the SEC permits a delay for the protection of shareholders.

The Board of Trustees has adopted procedures pursuant to which the Administrator may determine, subject to Board review, the "fair value" of a security for which a current market price is not available. Under these procedures, in general the "fair value" of a security shall be the amount, determined by the Administrator in good faith that the owner of such security might reasonably expect to receive upon its current sale.

A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, a Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's shares.

Because the calculation of a Fund's net asset value does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund's net asset value ("time-zone arbitrage"). Accordingly, the Trust's procedures for pricing of portfolio securities also authorize the Administrator, subject to review by the Trustees, to determine the "fair value" of such foreign securities for purposes of calculating a Fund's net asset value. The Administrator will "fair value" such securities if it determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices will be deemed under the Trust's pricing procedures to be a "significant event." A "significant event" affecting multiple issuers might also include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities. Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator will adjust the closing prices of all foreign securities held in any Fund's portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining a Fund's net asset value. When fair-value pricing is employed, the securities prices used to calculate a Fund's NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for "time zone arbitrage" in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to "market timers" and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices. However, these procedures may not completely eliminate opportunities for time zone arbitrage, because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

                            INVESTING IN FUND SHARES

You can invest in the Funds through your registered representative, who can help you buy, sell, and exchange shares and maintain your account. They may charge for their services. The Funds can be used in a variety of retirement plans, including individual retirement accounts ("IRAs"), Roth IRAs, SEP IRAs, SIMPLE IRAs, SARSEPs, other qualified retirement plans, such as Individual 401k plans ("Ezk") and Coverdell Education Savings Accounts ("ESA").

                               OPENING AN ACCOUNT

To open an account, you must make a minimum initial investment of $1,000 for non-qualified and qualified plans for each Fund and complete an Account Application, making sure to include your registered representative's name. We may return applications that do not have a registered representative listed. Make your check payable to Jackson Funds and mail it with the application to:

         JACKSON FUNDS
         c/o PFPC Inc.
         P.O. Box 9691
         Providence, RI  02940-9691

         Or Overnight Mail:
         JACKSON FUNDS
         c/o PFPC Inc.
         101 Sabin Street
         Pawtucket, RI  02860.

To add to your account, send at least $500 for each additional investment. Complete the ADD TO YOUR ACCOUNT form included with your quarterly account statement or submit a letter of instruction indicating your desired investment allocation. Make your check payable to Jackson Funds and remember to provide your account number and investment allocation with your check.

Purchases in Class C in excess of $500,000 are not permitted. Further, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $500,000 breakpoint. These requests will either be accepted and processed as requests to buy Class A shares or declined. Please see the heading "Ways You Can Avoid Or Minimize Sales Charges (Breakpoints and Waivers)" immediately following the Dealer Compensation information.

Foreign investors are not allowed.

The minimum and maximum amounts may be waived by the Funds in a non-discriminatory manner.

Acceptable forms of investments are:

     o First party checks from your domestic bank and deposited into your account on which the account holder title is identical to the name on the check;

     o Checks from a joint checking account can be deposited into a brokerage account with either person's name that is on the joint checking account, however, the check must reference the complete name of the person in whose account the money is being deposited and account number in the "memo" portion of the check;

     o Cashier's checks for more than $10,000. A cashier's check over $10,000 is reportable to the IRS; and

     o Wire transfers that originate in U.S. banks or other U.S. financial institutions.

The Funds will not accept investments in the following forms:

     o Checks on which the name of the checking account and the brokerage account do not match, and the beneficiary is not listed or does not match the account holder's name;

     o    Third-party checks - checks with double endorsements;

     o Cash, traveler's checks, non-guaranteed cashier's checks and money orders;

     o    Checks from foreign banks and checks drawn from a foreign currency;

     o Second party checks from a domestic bank from another party's account for the benefit of you;

     o    Offical Checks;

     o Cashier's checks under $10,000. Cashier's checks under $10,000 are not reportable to the IRS, unless the deposit is for a qualified account;

     o Checks drawn against a line of credit (such as credit cards or home equity loans); o Checks made payable to "Cash";

     o    Starter checks; and

     o    Credit cards.

All unacceptable forms of investments will be returned. We reserve the right to reject any form of payment and to change its forms of investment policy at any time. If your check does not clear, your purchase will be canceled and you will be liable for any losses and fees incurred by the Funds or its transfer agent.

ACCOUNTS SUCH AS TRADITIONAL OR ROTH IRAS AND ESAS HAVE CONTRIBUTION LIMITS THAT SHOULD NOT BE EXCEEDED. IF YOUR ACCOUNT IS A SIMPLE IRA, SEP IRA OR SARSEP , OR IF YOUR ACCOUNT IS OWNED BY A QUALIFIED PLAN, OR IS AN INDIVIDUAL 401(K) ACCOUNT, CONTRIBUTION LIMITS WILL ALSO APPLY AND CONTRIBUTIONS BY PERSONAL CHECK MAY NOT BE APPROPRIATE. CONSULT YOUR TAX ADVISER FOR ADDITIONAL INFORMATION.

WIRED FUNDS - To open your account using wired monies, complete the Account Application, send it to the Funds, and call 1-888-276-0061 to obtain your new account number. Once the account is established, you can instruct your bank to wire the money in care of:

         PNC Bank, N.A.
         Philadelphia, PA
         ABA #: 031000053
         FFC To:  8611725111 Jackson Funds
         Attn:  Control Department
         FBO:  Shareholder Name and Account Number

Monies must be received by 4 pm EST.

Wires are considered to be in good order if received by the Fund before 4:00 p.m. EST with a valid account number. If you would like to make your initial purchase by wire, your application must be received in good order and the new account established before the wire will be accepted.

ELECTRONIC FUNDS TRANSFER ("EFT") - To transfer money from your bank account to your account using EFT, call 1-888-276-0061 and provide the fund name and share class, your Jackson Funds account number, the name(s) in which the account is registered and the amount of the transfer. To set up EFT, complete the Your Bank Account section on the Account Application. If EFT is established after account set-up, complete the Account Maintenance form, which will require a medallion signature guarantee. EFT may take up to ten (10) calendar days from receipt of request to become active.

AUTOMATIC INVESTMENT PLAN ("AIP") - You may make quarterly, semi-annually, annually, or up to four times a month systematic investments through a preauthorized transfer from your bank or other financial institution to your account ($50 minimum per fund, if the initial investment of $1,000 is met). A preauthorized investment plan may take up to 10 calendar days to establish and become active. If a start date is not provided, or occurs during the 10 day set-up period, systematic investments will begin one month from the date the program is set up. If the AIP date falls on a weekend or a holiday, the default day will be the next business day. A shareholder may have only one AIP on an account but may have up to four dates within a given month.

SECURITY AND SHAREHOLDER PROTECTION - To help fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify and record information identifying each person who opens an account and to determine whether such person's name appears on any governmental agency list of suspected terrorists or terrorist organizations. The Funds may report certain transaction activity to the U.S. government. When you open an account, you must provide your full name, date of birth, physical residential address (although post office boxes are still permitted for mailing purposes) and Social Security or tax identification number. You may also need to provide your driver's license, passport or other identifying documents, and corporations and other non-natural persons may have to provide additional identifying information.

Not providing this information may result in incomplete orders and transactions, failure to open your account, delayed or unprocessed transactions or account closure. These requirements and procedures may change from time to time to comply with government regulations or guidance.

SALES CHARGES MAY APPLY TO ALL INVESTMENTS. THE FUNDS RESERVE THE RIGHT TO WAIVE MINIMUM INVESTMENT AMOUNTS, INCLUDING FOR CERTAIN TYPES OF RETIREMENT PLANS. THE FUNDS AND JACKSON NATIONAL LIFE DISTRIBUTORS LLC ("JNLD"), THE FUNDS' DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY REQUEST TO BUY SHARES.

                                 SELLING SHARES

You may sell shares by contacting your registered representative or the Funds. To sell shares by mail, send a written, signed request specifying the fund name and share class, account number, name(s) registered on the account and the dollar value or number of shares you wish to sell. DEPENDING ON THE CLASS OF SHARES YOU OWN, A CONTINGENT DEFERRED SALES CHARGE ("CDSC") MAY APPLY. Where applicable, Federal income tax will be withheld from retirement assets, unless notified otherwise. Signatures of all shareholders are required and must match the account registration or the authorized signer on file. Refer to MEDALLION SIGNATURE GUARANTEE for additional redemption guidelines. You may sell shares up to $50,000 in value by telephone on all non-retirement accounts by calling 1-888-276-0061. The minimum redemption amount must be $500. To disable this option, check the appropriate box on your Account Application. Corporate investors and other association must have an appropriate certification on file authorizing redemptions.

Proceeds will be mailed to your address of record, or can be sent to a third party recipient if a letter of instruction, signed by all authorized shareholders, and a Medallion Signature Guarantee accompany the request. Proceeds can also be wired to a predesignated bank account (subject to a minimum of $10,000), normally by the business day following receipt of your instructions. We do not assume responsibility for additional charges that the receiving institution may impose. To receive proceeds by wire, check the appropriate box on the Account Application and attach a voided check. We will not wire proceeds or account assets to a non-U.S. bank or financial institution.

SYSTEMATIC WITHDRAWAL PLAN ("SWP") - You may set up automatic monthly or annual withdrawals if your account has a current value of at least $5,000 and you withdraw a fixed dollar amount (minimum $50) or a specified percentage. Systematic withdrawals will continue until you cancel them or the value of the designated Fund falls below $500.

If the SWP date falls on a weekend or a holiday, the default day will be the prior business day. The value of the SWP is based on the greater of the original plan value or the current market value. The following methods of payment will be available:

     o    Check to account owner of record;

     o    Check to special payee;

     o    Electronic Funds Transfer/Automated Clearing House transactions;

     o    Check to alternate address; and

     o Wire transfers that originate in U.S. banks or other U.S. financial institution.

ELECTRONIC FUNDS TRANSFER ("EFT") - You can initiate an electronic funds transfer for as little as $500 or as much as $50,000 from your account to your bank account. To set up an EFT, you must complete the Your Bank Account section on the Account Application. If the EFT is established after account set-up, the Account Maintenance form is required (with a Medallion Signature Guarantee).

CHECKWRITING - Checkwriting privileges are available for the Perspective Money Market Fund for non-retirement accounts only. Checkwriting privileges are not available for Class C shareholders investing in the Perspective Money Market Fund. Checks must be written for at least $500 and you must maintain an account minimum of $500. We will allow a maximum of two authorized signatories.

MEDALLION SIGNATURE GUARANTEES - To protect against fraud and help verify the identity of the person authorizing a sale of shares from an account, a Medallion Signature Guarantee may be required:

     o    For any redemption request for $50,000 or more;

     o    If your address of record has changed within the past 30 days;

     o If you are requesting a form of payment other than a check mailed to the address of record and/or payable to the registered owner(s);

     o For requests to transfer between Jackson Funds accounts with different registrations, except where one or more of the account owners (or beneficial owners) are the same; and

     o    Under other circumstances as determined by the transfer agent.

Medallion Signature Guarantees are available from domestic banks or trust companies, brokers, dealers, clearing agencies, savings associations or other financial institutions that participate in either the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("NYSE MSP"). Other signature guarantees will not be accepted.

ACCOUNTS WITH LOW BALANCES - If your account falls below $500 as a result of a redemption, an account charge or a reduction in the market value of your account, we may mail you a notice asking you to bring the account back up to its minimum investment amount. If you choose not to do so within 90 days, we may close your account and mail the proceeds to the address of record. This will only apply to accounts established more than one year preceeding the date of the notice of redemption and will not apply to accounts in which shares have been added by purchase (other than reinvestment of dividends and capital gains distributions) within six months preceding the date of the notice of redemption. This may result in a gain or loss for Federal income tax purposes. You will not be charged a CDSC if your account is closed for this reason.

                                EXCHANGING SHARES

You may exchange shares of one Fund for shares of the same class of any other Fund (within the same base account) if both funds maintain minimum balance requirements. With respect to shares initially purchased in the Perspective Money Market Fund, shares may be exchanged for Class A or C shares of other Funds. Conversely, Class A or C shares of other Funds may be exchanged for shares of the Perspective Money Market Fund. However, exchanges of shares from the Perspective Money Market Fund that were previously in another Fund must go into the previous share class. Exchanges are considered sales and may result in a gain or loss for Federal and state income tax purposes. There are currently no additional sales charges or fees for exchanges. If a front-end load was paid on the Fund you are exchanging out of, no front-end load will be applied to the Fund you are exchanging into. Any CSDC due would not be assessed but would be carried over to the Fund you have exchanged into. A front-end sales charge applies when you exchange the Perspective Money Market Fund shares into Class A shares of another Fund, but does not apply to shares that were previously assessed a sales charge. For shares exchanged into the Perspective Money Market Fund, the CDSC will stop aging until the shares are exchanged into another Fund. Shares subject to a CDSC will resume aging from the date of the exchange and a CDSC will apply upon redemption, if applicable. To exchange shares, call 1-888-276-0061 or submit your request in writing. To disable the option to exchange by telephone, check the appropriate box on your Account Application. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another Fund with the proceeds of the sale. An exchange will be effective as of the end of the business day when we receive the exchange request in good order. The Funds will not be liable for an exchange made in accordance with your instructions. You may generally sell shares of the Funds at any time.

We reserve the right to restrict the number of exchanges per year that may be requested by you, the means by which exchange requests will be accepted and the dollar amount of exchanges permitted.

DOLLAR COST AVERAGING - Dollar cost averaging may be used to buy shares of the Funds in a series of regular purchases instead of in a single purchase. This allows you to average the price you pay for shares over time, and may permit a "smoothing" of abrupt peaks and drops in price. You may use dollar cost averaging to transfer amounts (dollar amounts, percentages or the earnings), either on a monthly, quarterly, semiannual or annual basis, from the Perspective Money Market Fund with a value of at least $15,000 to one or more other Funds. The minimum amount may be waived by the Funds in a non-discriminatory manner. Each Fund must maintain the Fund minimum amount. The minimum amount that may be exchanged from one Fund to another is $100 or the entire Fund balance if less. The exchange restrictions do not apply.

AUTOMATIC REBALANCING - You can arrange to have us automatically rebalance your account periodically to maintain your selected allocation percentages. There is no charge for Rebalancing. Automatic Rebalancing is only available on qualified retirement plans. You may rebalance either on a quarterly, semiannual or annual basis. The minimum that may be exchanged from one Fund to another is $100. The minimum amount may be waived by the Funds in a non-discriminatory manner. The exchange restrictions do not apply.

MARKET TIMING POLICIES AND EXCHANGE LIMITATIONS - The Funds are not intended to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. The Funds' Board of Trustees have adopted a policy of "fair value" pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds. The Funds' "fair value" pricing policy applies to all Funds where a significant event (as described below) has occurred. The Funds' "fair value" pricing policy is described under "How Shares Prices Are Calculated" above. While these policies and procedures have been adopted to attempt to detect and limit trading that is frequent or disruptive to the Funds' operations, there is no assurance that the policies and procedures will be effective in deterring all such trading activity.

Organizations and individuals that use market timing investment strategies and make frequent transfers should not invest in the Funds. The Funds maintains sole discretion to restrict or reject, without prior notice, any exchange instructions, and to restrict or reject preauthorized exchange forms from a market timing organization or individual authorized to give transfer instructions on behalf of multiple shareholders, if in the sole discretion of the Funds (or an agent) the requested transactions would have a negative impact on remaining shareholders.

The Funds may limit the size, number, and frequency of exchanges if they could be disruptive to the management of the Funds. The Funds may also restrict, suspend, or reject any exchange request that could be harmful to a Fund or to other shareholders, or cancel the exchange privilege altogether. Notice of any limitations, restrictions, suspensions or rejections may vary according to the particular circumstances.

The Funds reserve the right to impose a transaction fee or redemption fee against future exchange amounts. Prior to imposing any such fee, we would supplement this prospectus and provide notice to shareholders.

The Funds are unable to directly monitor the trading activity of beneficial owners of the Funds' shares who hold those shares through third-party 401(k) and other group retirement plans and omnibus account arrangements maintained by brokers and other intermediaries (i.e., accounts that are not on the books of the Funds' transfer agent). Accordingly, the numerical exchange limitations discussed above do not apply to these types of accounts. For shareholders whose accounts are on the books of the Funds' transfer agent, there may be other systems limitations in monitoring the numerical exchange limitations discussed above. These systems limitations may require manual review of trading activity and result in delays in the implementation of exchange limitations.

Omnibus account arrangements enable brokers to aggregate multiple investors' share ownership positions and purchase, sell and exchange Fund shares without the identity of the particular shareholder(s) being known to the Funds. Accordingly, the ability of the Funds to monitor, detect or limit frequent share trading activity through omnibus accounts is very limited, and there is no assurance that the Funds will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading. In such cases, the financial intermediaries or record keepers may be able to implement procedures or supply the Funds with information that differs from that normally available to the Funds or its agent(s). In such instances, the Funds will seek to monitor purchase and redemption activity through the overall omnibus account(s) or retirement and benefit plan account(s). If the Funds identifies activity that may be indicative of excessive short-term trading activity, the Funds or its designated agent will notify the financial intermediary, record keeper or retirement and benefit plan and request it to provide or review information on individual account transactions so that the Funds or the financial intermediary, record keeper or retirement and benefit plan may determine if any investors are engaging in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, the Funds or its designated agent will request the financial intermediary, record keeper or retirement and benefit plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such actions may include actions similar to these that the Funds would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If the Funds determines that the financial intermediary, record keeper or retirement and benefit plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, the Funds or its agents may terminate the relationship.

Financial intermediaries include broker-dealers, registered investment advisors, banks, trust companies, certified financial planners, third party administrators, record keepers, trustees, custodians, financial consultants, and insurance companies.

Retirement and Benefit plans include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefits plans, excluding IRAs.

Trading activity that is frequent or that involves relatively large amounts of assets can disrupt the management of the Fund and can raise expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Funds' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Funds' performance. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Funds' securities holdings may dilute the interests of the remaining shareholders. While these issues can occur in connection with any of the Funds, Funds holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Funds holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing the Funds. The Funds have retained a pricing service to assist in the valuation of certain foreign securities, which may reduce the ability of shareholders to engage in such arbitrage, although there is no assurance that this measure will be effective in reducing arbitrage opportunities.

                           EXECUTION OF YOUR REQUESTS

Purchase and sale requests are executed at the next net asset value ("NAV"), plus any applicable sales charges, determined after the transfer agent, or an authorized designee, receives the order in proper form. If you purchase by wire, the order will be deemed to be in proper form after the Account Application, telephone notification and the Federal funds wire have been received. If an order or payment by wire is received after 4:00 p.m. Eastern time, the shares will not be credited until the next business day. You will receive a confirmation of each unscheduled transaction in your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued.

Under normal conditions, we will pay redemption proceeds within three (3) business days. However, we have the right to take up to seven (7) days to pay redemption proceeds, and may postpone payment longer in the event of unusual circumstances as permitted by the applicable law or an economic emergency as determined by the SEC. When you sell shares for which we have not received the investment, we will execute your request at the next determined per share NAV, but will not release the proceeds until your investment clears. This may take up to 15 days from the investment date. To reduce such delay, you should make investments by bank wire or Federal funds. We normally will pay cash for all shares you sell. When making payment in cash becomes harmful to other shareholders or a Fund, we may make some or all of the payment in securities at their then current market value equal to the redemption price minus any applicable charges. You will bear market risk while holding such securities and incur transaction costs upon converting securities to cash.

ELECTRONIC AND TELEPHONE INSTRUCTIONS - You may purchase, exchange, or redeem amounts within the Funds by written notice or electronic request. Electronic transactions are permitted only if you give the Funds proper authorization. Procedures are in place to ensure that electronic and telephone instructions are genuine, including recording all telephone instructions, requiring the caller to give specific identifying information, and providing written confirmation to shareholders of record within five days of an electronic or telephone transaction. We will not be responsible for the authenticity of electronic or telephone instructions or any losses resulting from unauthorized shareholder transactions if it is reasonably believed that the instructions were genuine. Proceeds from telephone transactions will only be mailed to your address of record or sent electronically to your bank account of record. We reserve the right to modify or discontinue this at any time without notice.

                         OVERVIEW OF THE SHARE CLASSES

                      SALES CHARGES AND FEES BY SHARE CLASS

The Funds offer investors Class A and Class C shares of each Fund, except for the Perspective Money Market Fund which only offers Class A shares. Even though these classes represent ownership of the same Fund, each class is subject to different types and levels of sales charges, and bears different levels of expenses. The class of shares that better corresponds with your financial goals depends upon several factors. When choosing among classes, you should consider the following questions:

     o    How long do I plan to hold the shares?

     o    How much money do I intend to invest?

     o    Will I be purchasing more shares in the future?

     o    What expenses will I pay for each class?

     o    Do I qualify for any sales charge discounts?

You should also understand how the various fees, expenses, and charges would affect your investment over time. Your registered representative can help you to determine which class of shares is right for you. Your registered representative will generally receive compensation no matter which share class you select. However, that compensation may vary between share classes and may vary with the size of your investment. Thus a registered representative may have an incentive for you to invest in one share class over another. You should speak with your registered representative about the various expenses associated with each share class and about the share class more appropriate for your individual financial situation.

NOTE: Class A shares of the Perspective Money Market Fund are sold at NAV without an initial sales charge. There is a 12b-1 fee of 0.25%. Assets initially invested in the Perspective Money Market Fund, and subsequently exchanged into Class A shares of another Fund will be subject to front-end sales charges or the CDSC period, if applicable, will begin when shares are exchanged.
The following summarizes key information about each class, except with respect to the Perspective Money Market Fund, to help you make your investment decision, including the various expenses associated with each class. More detailed information about each share class is provided in the next section.

SHARE CLASS           FRONT-END SALES CHARGE              ANNUAL                  CDSC           CONVERSION TO CLASS
                                                        12B-1 FEES                                    A SHARES
------------ --- --------------------------------- ---------------------- --------------------- ----------------------
------------ --- --------------------------------- ---------------------- --------------------- ----------------------
  CLASS          A YES - for purchases below            0.25%               NO - for purchases         N/A
                 $1,000,000 (front-end sales        (0% for Jackson         below $1,000,000
                 charge reductions begin for         Perspective
                 investments which are               10 x 10 Fund)
                 $50,000  or more).
------------ --- --------------------------------- ---------------------- --------------------- ----------------------
------------ --- --------------------------------- ---------------------- --------------------- ----------------------
  CLASS C        NO                                        1.00%          YES - 1.00% on        YES - in the month
                                                     (.75% for Jackson    shares redeemed       of 10th anniversary
                                                        Perspective       within one year of
                                                       10 x 10 Fund)      purchase
------------ --- --------------------------------- ---------------------- --------------------- ----------------------

To pay for the cost of promoting the Funds and servicing your account, each class of shares has adopted a distribution plan under Rule 12b-1 of the 1940 Act. Because 12b-1 fees are paid out of a Fund's assets on an ongoing basis, they will increase the cost of your investment over time and may cost you more than paying other types of sales charges. Thus, higher ongoing 12b-1 fees may be less advantageous than paying a front-end sales charge and lower ongoing 12b-1 fees. Higher 12b-1 fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower total return than Class A shares. The relative impact of a front-end sales charge and ongoing annual expenses will depend on various factors, including the length of time a share is held.

     o The fees and expenses imposed on Class C shares may, depending upon the amount invested and the length of time the shares are held, total more than the front-end sales charges imposed on purchases of Class A shares.

     o An investment in Class C shares may cost you more over time than an investment in Class A shares.

Certain share classes may be subject to a CDSC upon redemption, depending on the length of time shares are held. Information about calculation of applicable CDSC appears after the descriptions of each share class. CDSC waivers are available in certain circumstances. For information regarding available CDSC discounts, see "Ways You Can Avoid or Minimize Sales Charges (Breakpoints and Waivers)" following the CDSC calculation information.

Although the share class that you choose is ultimately your decision, you should seek to learn which share class is economically more attractive for your particular situation so that your decision is informed. As an example, shareholders making significant investments for long periods of time may find that Class A shares (with breakpoint savings) are the more cost-effective way to invest in the Funds. If your investment time horizon is shorter, it may be more cost-effective to invest in Class C shares. For more information on share classes or other mutual fund investing topics, please refer to the websites of the NASD (WWW.NASD.COM/INVESTOR/) and SEC (WWW.SEC.GOV/INVESTOR.SHTML).


                                 CLASS A SHARES

Each purchase is subject to the following front-end sales charges:

      AGGREGATE NET INVESTMENT         SALES CHARGE AS A % OF OFFERING            SALES CHARGE AS A
                                                    PRICE                      % OF YOUR NET INVESTMENT
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
          Up to $49,999.99                          5.75%                               6.10%
       $50,000 to $99,999.99                        4.50%                               4.71%
      $100,000 to $249,999.99                       3.50%                               3.63%
      $250,000 to $499,999.99                       2.50%                               2.56%
      $500,000 to $749,999.99                       2.00%                               2.04%
      $750,000 to $999,999.99                       1.50%                               1.52%
         $1,000,000 or more                         0.00%                               0.00%

AS NOTED IN THE TABLE ABOVE, DISCOUNTS ("BREAKPOINTS") ARE AVAILABLE FOR LARGER PURCHASES. FOR INFORMATION REGARDING AVAILABLE DISCOUNTS, PLEASE SEE THE HEADING "WAYS YOU CAN AVOID OR MINIMIZE SALES CHARGES" IMMEDIATELY FOLLOWING THE DESCRIPTIONS OF SHARE CLASS SALES CHARGES, CDSC CALCULATION INFORMATION, AND DEALER COMPENSATION.

NOTE: Class A shares of the Perspective Money Market Fund are sold at NAV without an initial sales charge. A front-end sales charge applies when you exchange Perspective Money Market Fund shares into Class A shares of another Fund but does not apply to shares that were previously accessed a sales charge. Sales charges do not apply to reinvested dividends or capital gains distributions or new purchases of or exchanges into the Perspective Money Market Fund.

The annual 12b-1 fees are 0.25% for Class A shares.

If your account value, including the amount of your current investment, totals $1 million or more, you will not pay a front-end sales charge on the current investment amount. However, if you sell these shares within 1 year of purchase, you will pay a CDSC of 1%, which will apply to the lesser of the Fund value and the original purchase price of any shares. You will also be charged a 1% CDSC, which will apply to the lesser of the Fund value and the original purchase price of any shares on shares purchased without a front-end sales charge if you redeem within 1 year of purchase, excluding the Perspective Money Market Fund. If you exchange your shares of another Fund of the Trust for shares in the Perspective Money Market Fund and then redeem the shares, a CDSC would be charged.

                                 CLASS C SHARES

Class C shares are offered at NAV without a front-end sales charge. Annual 12b-1 fees are 1.00% (0.75% for the Jackson Perspective 10 x 10 Fund). The Funds' distributor may advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, the distributor may retain the service and distribution fee paid by a Fund with respect to such shares for the first year of purchase. The Distributor and its affiliates are entitled to retain all service fees payable under the Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by the distributor or its affiliates for shareholder accounts. Sales charges do not apply to reinvested dividends or capital gain distributions. You will also be charged a 1% CDSC on shares that you redeem within 1 year of purchase. In the month of the 10th anniversary of the purchase date, Class C shares will automatically be converted to Class A shares.

Purchases in Class C in excess of $500,000 are not permitted. Further, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $500,000 breakpoint. These requests will either be accepted and processed as requests to buy Class A shares or declined. Please see the heading "Ways You Can Avoid Or Minimize Sales Charges (Breakpoints and Waivers)" immediately following the Dealer Compensation information.

             CALCULATION OF CONTINGENT DEFERRED SALES CHARGES (CDSC)

Certain investments in Class A and Class C shares may be subject to a CDSC. To keep your CDSC as low as possible, the amount of the CDSC will be based on the lesser of your purchase price or redemption price. We will first sell shares in your account that are not subject to a CDSC and then will redeem shares in the order in which they were purchased. All purchases made are counted as having been made from the trade date. The CDSC will be deducted from the remaining value of the shares so that the actual reduction in share value as a result of the redemption will be greater than the redemption amount requested and paid. Alternatively, the gross redemption amount can be requested and then the CDSC is deducted from the amount requested to determine the amount paid. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.

                               DEALER COMPENSATION

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid from sales charges received from purchasing or redeeming shareholders, from Rule 12b-1 distribution fees from the Funds and from JNLD's other financial resources. Dealers may also receive shareholder servicing fees from servicing investors who indirectly hold Fund shares through dealer-maintained brokerage accounts. These fees are paid by the Funds' transfer agent as agent for JNLD from payments it receives under its agreement with the Funds.

      AGGREGATE NET INVESTMENT                     CLASS A
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
          Up to $49,999.99                          5.00%
         $50,000 to $99,999                         3.75%
        $100,000 to $249,999                        2.75%
        $250,000 to $499,999                        2.00%
        $500,000 to $749,999                        1.60%
        $750,000 to $999,999                        1.20%
         $1,000,000 or more                         1.00%*


      AGGREGATE NET INVESTMENT                     CLASS C
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
           Up to $500,000                           1.00%*

* You will also be charged a 1% CDSC to the lesser of the Fund value and the original purchase price of any shares that you redeem within one (1) year of purchase.

With respect to Class A Shares sales greater than $1 million and Class C shares, the 12b-1 fee and trail fee payments will begin to accrue after the 13th month after the purchase of shares.

While in the Perspective Money Market Fund the trail fee payments will be paid immediately. While in the Perspective Money Market Fund, the 12b-1 fee will not age for Class A Shares sales greater than $1 million and Class C shares.

For sales above $1million qualifying dealers will receive the following commissions:

      AGGREGATE NET INVESTMENT                     CLASS A
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
      $1,000,000 to $3,999,999                      1.00%
      $4,000,000 to $9,999,999                      0.50%
        $10,000,000 or more                         0.25%

If the sales load on the Class A shares are waived no dealer compensation will be paid. The Perspective Money Market Fund does not pay any up front commissions. A commission is paid when assets are exchanged into one of the other Funds subject to that Fund's compensation schedule.

The commission stated above will be paid using the Aggregate Net Investment ("ANI") on initial and subsequent payments. The Aggregate Net Investment is equal to: (1) If no Statement of Intention ("SOI") exists, initial investment plus Rights of Accumulation ("ROA") or (2) If SOI exists, SOI plus ROA.

     WAYS YOU CAN AVOID OR MINIMIZE SALES CHARGES (BREAKPOINTS AND WAIVERS)

REDUCTION OF CLASS A SHARES INITIAL SALES CHARGE - You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedule. Available sales charge reductions include:

     o STATEMENT OF INTENTION ("SOI") - Lets you pledge to purchase Class A shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once. This includes purchases in all account types (e.g., IRA, non-retirement, etc.) and purchases by your immediate family members. "Immediate family members" include your spouse (including domestic partners if recognized under local law) and children under the age of 21. Five percent (5%) of each Class A share purchase will be held in escrow to cover additional sales charges that may be incurred if the total investments (calculated at the offering price) over the 13-month period are insufficient to qualify for the sales charge reduction. Only concurrent and future purchases are considered for meeting a SOI obligation. Investment in the Perspective Money Market Fund unless such shares were previously assessed a sales charge do not count toward the SOI amount. Upon fulfillment of the SOI the escrow will be released into the Fund at the next NAV.

     o RIGHTS OF ACCUMULATION - Lets you include the current value of all accounts (except the Perspective Money Market Fund unless such shares were previously accessed a sales charge) you or members of your immediate family already own in order to calculate the sales charge breakpoint for your next purchase at the offering price.

     o COMBINATION PRIVILEGE - Lets you combine all identified orders received on the same day and processed in a single transaction for a reduced sales charge and for purposes of determining the Aggregate Net Investment.

If the account owner is an entity (e.g., a trust, a qualified plan, etc.), these privileges will apply to beneficial owners and trustees. These privileges are also available to investors who invest completely or partially through accounts at financial intermediaries, e.g., through accounts at other broker-dealers (rather than opening an account directly with the Funds). To take advantage of these privileges, the account owner (or if applicable, the beneficial owner or trustee) through his/her registered representative, or financial intermediary, as applicable, must identify and provide information to the Funds regarding eligibility for these privileges. Stated differently, investors must identify to the Funds through their registered representative or financial intermediary, the complete universe of eligible shareholder accounts (e.g., IRA, non-retirement, etc.), in order to receive the maximum breakpoint discount possible. It is the responsibility of the registered representative and/or financial intermediary to ensure that an investor obtains the proper "breakpoint" discounts.

In order for the Funds to identify accounts opened through a financial intermediary, you or your financial intermediary must provide the Funds with the applicable account numbers. For purposes of identifying all other accounts, you or your registered representative must provide the Funds with either the applicable account numbers or the applicable tax identification numbers. Investors may be asked to provide account statements or other records to verify eligibility for these privileges.

WAIVER OF INITIAL SALES CHARGES - Class A shares may be purchased without a front-end sales charge by:

     o Officers, directors, trustees, and employees of the Funds, Jackson, JNAM and JNLD, and their affiliates;

     o Registered representatives and employees of broker/dealers with a current distribution or selling agreement with the Funds and their affiliates;

     o Investment professionals using the Funds in fee-based investment products under a signed agreement with the Funds or its distributor;

     o    Employees  of  designated  asset  management   firms,   other  service
          providers and their affiliates/subsidiaries;

     o    Immediate family members of all such persons;

     o    Certain qualified pension plans or certain pension plan rollovers;

     o    Certain qualified persons; and

     o    Certain qualified fee-based programs.

REINSTATEMENT PRIVILEGE - You may reinvest some or all of the proceeds from a redemption, dividend payment or capital gain distribution in the same share class of any Fund without a sales charge if the request and the proceeds are received by Jackson within 90 days of the redemption or distribution. For purposes of the CDSC, if you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age from the date that you bought your original shares. For purposes of the front-end sales charge, if you paid a front-end sales charge when you originally purchased your shares, you will be able to reinvest without paying an additional front-end sales charge. Any redemption proceeds from the Perspective Money Market Fund that are invested in Class A shares will be subject to a sales charge as applicable. Any redemption proceeds from the Perspective Money Market Fund that are invested in the Class C shares of a Fund will be subject to a CDSC, as applicable. This privilege can be used only once per calendar year. Proceeds will be reinvested at the next calculated net asset value after we receive your request. This does not apply to qualified rollovers. In order to use this privilege, all accounts must have the same owner or owners, although identical ownership registration is not required. Contact your registered representative or the Funds' customer service at 1-888-276-0061 for additional information. You must identify and provide information to Funds or your financial intermediary, as applicable, regarding your historical purchases and holdings; you should retain any records necessary to substantiate historical transactions and costs because the Funds, its transfer agent, and financial intermediaries will not be responsible to provide this information.

The NAV Authorization form must be provided to the Funds to receive any front-end sales charge waiver described above in the WAIVER OF INITIAL SALES CHARGES and REINSTATEMENT PRIVILEGE sections.

CDSC WAIVERS - The CDSC for each Class will be waived in the following cases:

     o Permitted exchanges of shares, except if the shares acquired are redeemed within the period during which a CDSC would apply to the initial purchase.

     o    Tax free returns of excess contributions to IRA.

     o Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

     o Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document.

     o The following transactions, if together they do not exceed 10% of the account during a calendar year: o Required Minimum Distributions
          ("RMD") (if the redemption request exceeds the RMD the entire redemption will be subject to the CDSC if applicable).

     o Redemptions made through a Systematic Withdrawal Plan (including any dividends and/or capital gain distributions taken in cash)

If you think you may be eligible for a CDSC waiver, contact your registered representative. You must notify us at the time of the redemption request to receive the waiver.

Information on breakpoints and CDSC waivers may also be found on the website at WWW.JNL.COM or WWW.JNLNY.COM.

If you invest $1 million or more, either as a lump sum or through our combination, accumulation or SOI programs, you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge on any shares you sell within 12 months of purchase.

                             OTHER FUND INFORMATION

                           DIVIDENDS AND DISTRIBUTIONS

Net investment income, if any, is declared and distributed to shareholders at least annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually. Fund distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

Dividends from net investment income are declared daily and payable monthly to the Perspective Money Market Fund.

Distributions paid by the Fund are subject to Federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For Federal tax purposes, in general, certain Fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income.

The tax status of any distribution generally is the same regardless of how long you have been in a Fund and whether you reinvest your distributions or take them in cash.

The tax status of your distributions will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.

If you invest a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 100 shares in a Fund on November 30th at $20 per share, and the Fund makes a distribution on December 1st of $1 per share, your shares will then have an NAV of $19 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share distribution in additional Fund shares.

                     DISTRIBUTION AND SERVICING ARRANGEMENTS

Under certain circumstances, JNLD, the distributor of the Funds (and a broker-dealer and affiliate of Jackson) or Jackson or other affiliates (collectively, the Jackson affiliates), out of their own resources and without additional cost to the Funds or shareholders, may provide to broker-dealers additional cash or non-cash compensation for promoting and selling Fund shares. These amounts would be in addition to the standard sales commissions and other payments to dealers by the Fund and Jackson affiliates described above.

The Jackson affiliates may pay, from their own resources, additional fees (including marketing support payments) to broker-dealers, which may take the following forms: (1) a percentage of that entity's assets under management; (2) a percentage of that entity's sales volume; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and based on a fixed percentage of Fund share sales, and currently range from 5 to 20 basis points (0.05% to 0.20%) of total premium for each broker-dealer.

The Jackson affiliates may provide additional cash and non-cash compensation to broker-dealers in connection with the promotion and sale of Fund shares. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; bonuses; merchandise (including business development and educational enhancement items and promotional items of nominal value); occasional entertainment; meals or tickets to a sporting event; client appreciation events; reimbursement for travel expenses (including meals and lodging) to representative training and education seminars; reimbursements for client prospecting seminars and meetings (including transportation, lodging, meals and facility rental in connection therewith); and other expenses associated with the promotion and sale of Fund shares. The cash payments, non-cash compensation and reimbursements, to broker-dealers are in recognition of their marketing and distribution and/or administrative services support and are generally based on the anticipated level of participation and/or accessibility and the size of the audience.

These payments may not be offered to all broker-dealers and may differ substantially among broker-dealers. The selection of broker-dealers may depend on various criteria, including the scope and nature of our existing business relationship, anticipated sales and profitability. The terms of any particular agreement may vary among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided, assets under management, and the volume and size of the sales of the Funds. Such additional compensation may give the Funds greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and its registered representatives market Fund shares. Payment and receipt of such compensation is subject to applicable state law and regulation and the NASD Conduct Rules.

The following list sets forth the companies receiving additional compensation from the Jackson affiliates for 2007 in connection with the sale of the Funds:

        >>       Geneos Wealth Management
        >>       Intersecurities, Inc.
        >>       Mutual Service Corporation

In addition, Jackson affiliates may as consistent with applicable law pay amounts from their own resources to compensate or reimburse administrators, brokerage firms, banks, financial advisers, retirement plan service providersand other financial intermediaries (including 401(k) and other retirement plan administrators). These fees are in addition to any fees that may be paid by the Funds for providing recordkeeping, subaccounting, transaction processing, administrative and shareholder services provided to the Funds and its shareholders. These fees are usually paid on a per-account basis, regardless of the amount held in your account.

The compensation described in this section and other compensation or benefits provided by Jackson affiliates may be more or less than the overall compensation on similar or other funds. The compensation paid is not structured to, but may influence your registered representative, broker-dealer, retirement plan administrator, or other intermediary to present or make available the Funds over other investment options available in the marketplace. The compensation structure, however, does not change the price that you pay for shares. Your registered-representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. You may inquire of your registered representative about these differing and divergent interests and how he/she is personally compensated and how his/her broker-dealer is compensated for selling shares of the Funds. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative. Please refer to the SAI for additional details on the Distribution Plans and the differing and divergent interests that they may present.

                       GENERAL SUMMARY OF TAX CONSEQUENCES

Each Fund will distribute substantially all of its income and realized capital gains to its shareholders every year. You will be taxed on Fund distributions whether they are paid in cash or reinvested in additional fund shares. These distributions are taxed as either ordinary income, "qualifying dividends," or capital gains. Federal taxes on capital gains distributions are determined by how long the Fund owned the investments that generated the gains, not how long a shareholder has owned the shares. Funds with high portfolio turnover may realize gains at an earlier time than Funds with a lower turnover and may not hold securities long enough to obtain the benefit of long-term capital gains tax rates. All distributions paid by a Fund will be taxable to you regardless of whether they are paid in cash or reinvested in additional shares of the Fund.

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. Each Fund's policy is to meet the requirements of Subchapter M necessary to qualify as a regulated investment company. Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income and distributions of each Fund are considered separately for purposes of determining whether or not the each Fund qualifies as a regulated investment company.

The Jackson Perspective 10 x 10 Fund can have income, gains or losses from any distributions or redemptions in the underlying Funds. Distributions of the long-term capital gains of either the Jackson Perspective 10 x 10 Fund or Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income. The structure of the Jackson Perspective 10 x 10 Fund and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

The maximum tax rate for individual taxpayers is generally 15% on long-term capital gains and qualifying dividends. This rate does not apply to corporate taxpayers. Distributions of earnings from non-qualifying dividends, interest income and short-term capital gains will be taxed at the taxpayer's ordinary income tax rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Funds that invest in companies not paying significant dividends on their stock will not generally derive much qualifying dividend income that is eligible for the lower rate on qualifying dividends.

You will owe taxes on distributions paid from income or gains earned prior to your investment, which are included in the share price you pay. For example, if you buy shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution. If a Fund declares a distribution in October, November, or December but pays it in January, you may be taxed on the amount of the distribution as if you had received it in the previous year. Any gain resulting from selling or exchanging shares will generally be subject to Federal income tax. Any such gain or loss upon a sale, redemption, or exchange of shares will be a capital gain or loss if you held the shares as a capital asset at the time of the sale, redemption, or exchange. This gain or loss will generally be long-term capital gain or loss if you held the shares for more than one year; otherwise such gain or loss will generally be short-term capital gain or loss.

You must provide each Fund in which you invest with your correct taxpayer identification number and certify that you are not subject to backup withholding. If you do not, the Funds will be required to withhold a portion of your taxable distributions and redemption proceeds as backup withholding.

The Jackson Perspective 10 x 10 Fund cannot use losses in one Underlying Fund to offset capital gain distribution received from another Underlying Fund. Redemptions of shares in an Underlying Fund, including those resulting from allocation changes, could also cause additional distributable gains to shareholders, a portion of which may be short-term capital gains distributable as ordinary income. Further, a portion of any losses on Underlying Fund share redemptions may be deferred under the "wash sale" rules. As a result of these factors, the Jackson Perspective 10 x 10 Fund "fund-of-funds" structure could affect the amount, timing and character of distributions to shareholders. The Jackson Perspective 10 x 10 Fund will also not be able to pass through from the Underlying Fund any potential benefit from the foreign tax credit or income from certain Federal obligations (that may be exempt from state tax).

THIS DISCUSSION RELATES ONLY TO FEDERAL INCOME TAX. FUND DISTRIBUTIONS AND GAINS FROM SALE OF FUND SHARES GENERALLY ARE SUBJECT TO STATE AND LOCAL TAXES. YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF YOUR INVESTMENT IN A FUND.

                            PRIVACY POLICY STATEMENT

The Jackson Funds considers the privacy of its investors to be of fundamental importance and has established a policy to maintain the privacy of the information you share with us.

PERSONAL INFORMATION WE COLLECT

We do not sell any information to any third parties. However, we do collect and retain certain nonpublic personal information about you, including:

     o Information we receive from you or your financial representative, such as your name, tax identification number, and address;

     o    An address we receive from a third party when you have moved;

     o Information, such as account balance and transaction activity, about your investment transactions, (including, to the extent necessary for our servicing your account(s) with us, your investments with third parties); and

     o Information (commonly referred to as "cookies") collected from the Web browser of your PC that allows our website to recognize your browser.

PERSONAL INFORMATION WE MAY DISCLOSE

We occasionally disclose nonpublic personal information about you to affiliates and non-affiliates as permitted by law. Some instances when we have shared information include:

     o Disclosing information to a third party in order to process account transactions that you request or authorize;

     o Sharing information with companies related to us so we can make you aware of new Funds or other services that we offer;

     o Disclosing your name and address to companies that mail Fund-related materials, such as shareholder reports (note that these companies may not use the information for any other purpose);

     o    Disclosing   information  to  research  companies  that  help  conduct
          shareholder surveys to assess and improve our financial services; and

     o Disclosing information in connection with legal proceedings, such as responding to a subpoena.

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

We restrict access to your nonpublic personal information to authorized employees. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

If you would like to learn more or have any questions, please visit our website at WWW.JNL.COM or WWW.JNLNY.COM, or call us at 1-888-276-0061.

               THIS PRIVACY NOTICE IS NOT PART OF THE PROSPECTUS.

                              FINANCIAL HIGHLIGHTS

The financial highlights for the Funds have not been included since the Funds will commence investment operations on or about the effective date of this prospectus.

                                   APPENDIX A

"Dow Jones(R)," "Dow Jones Industrial AverageSM," "DJIASM" "The DowSM" and "the Dow 10SM" are service marks of Dow Jones & Company, Inc. ("Dow Jones"). Dow Jones has no relationship to JNL Investors Series Trust and Mellon Capital Management Corporation, other than the licensing of the Dow Jones Industrial Average ("DJIA") and its service marks for use in connection with the Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund and Jackson Perspective 10 x 10 Fund.

DOW JONES DOES NOT:

o Sponsor, endorse, sell or promote the Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund and Jackson Perspective 10 x 10 Fund.

o Recommend that any person invest in the Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund and Jackson Perspective 10 x 10 Fund or any other securities.

o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund and Jackson Perspective 10 x 10 Fund.

o Have any responsibility or liability for the administration, management or marketing of the Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund and Jackson Perspective 10 x 10 Fund.

o Consider the needs of the Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund and Jackson Perspective 10 x 10 Fund or the owners of Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund and Jackson Perspective 10 x 10 Fund in determining, composing or calculating the DJIA or have any obligation to do so.

--------------------------------------------------------------------------------

DOW JONES WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE JACKSON PERSPECTIVE 5 FUND, JACKSON PERSPECTIVE OPTIMIZED 5 FUND AND JACKSON PERSPECTIVE 10 X 10 FUND. SPECIFICALLY,

o DOW JONES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:

     o THE RESULTS TO BE OBTAINED BY THE JACKSON PERSPECTIVE 5 FUND, JACKSON PERSPECTIVE OPTIMIZED 5 FUND AND JACKSON PERSPECTIVE 10 X 10 FUND, THE OWNERS OF THE JACKSON PERSPECTIVE 5 FUND, JACKSON PERSPECTIVE OPTIMIZED 5 FUND AND JACKSON PERSPECTIVE 10 X 10 FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DJIA AND THE DATA INCLUDED IN THE DJIA;

     o    THE ACCURACY OR COMPLETENESS OF THE DJIA AND ITS DATA;

     o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DJIA AND ITS DATA;

     o DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DJIA OR ITS DATA;

     o UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN JACKSON NATIONAL LIFE INSURANCE COMPANY(R) AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE JACKSON PERSPECTIVE 5 FUND, JACKSON PERSPECTIVE OPTIMIZED 5 FUND AND JACKSON PERSPECTIVE 10 X 10 FUND OR ANY OTHER THIRD PARTIES.
--------------------------------------------------------------------------------

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "S&P 400(R)," and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company(R). The Jackson Perspective 5 Fund, the Jackson Perspective Index 5, and the Jackson Perspective 10 x 10 Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds. Please see the SAI which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

The Product(s) is not sponsored, endorsed, sold or promoted by The NASDAQ Stock Market, Inc. (including its affiliates) (NASDAQ, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the NASDAQ-100 Index(R) to track general stock market performance. The Corporations' only relationship to Jackson National Life Insurance Company (Licensee) is in the licensing of the NASDAQ-100(R), NASDAQ-100 Index(R), and NASDAQ(R) trademarks or service marks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index(R) which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). NASDAQ has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the NASDAQ-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

"The NASDAQ-100(R)," "NASDAQ-100 Index(R)," "NASDAQ Stock Market(R)" and "NASDAQ(R)" are trade or service marks of The NASDAQ, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by Jackson National Life Insurance Company. The Corporations have not passed on the legality or suitability of the Jackson Perspective Optimized 5 Fund. The Jackson Perspective Optimized 5 Fund is not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JACKSON PERSPECTIVE OPTIMIZED 5 FUND.

"Value Line(R)," "The Value Line Investment Survey," and "Value Line TimelinessTM Ranking System" are trademarks oF Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to Jackson National Life Insurance Company. The Jackson Perspective Optimized 5 Fund is not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Jackson Perspective Optimized 5 Fund. Jackson National Life Insurance Company is not affiliated with any Value Line Company.

                                   PROSPECTUS

                                DECEMBER 15, 2006

                           JNL INVESTORS SERIES TRUST

You can find more information about the Trust in:

     o The Trust's STATEMENT OF ADDITIONAL INFORMATION ("SAI") dated December 15, 2006, which contains further information about the Trust and the Fund, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

     o The Trust's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-888-276-0061, writing the Jackson Funds, c/o PFPC, Inc., P.O. Box 9691, Providence, RI 02940, or by visiting WWW.JNL.COM or WWW.JNLNY.COM.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington, D.C. Reports and other information about the Trust also are available on the EDGAR database on the SEC's Internet site (HTTP://WWW.SEC.GOV), and copies may be obtained, after payment of a duplicating fee, by electronic request (PUBLICINFO@SEC.GOV) or by writing the SEC's Public Reference Section Washington, D.C., 20549-0102. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-942-8090.



                                                                     811-10041

                                   PROSPECTUS
                               INSTITUTIONAL CLASS
                                December 15, 2006
                          JNL(R) INVESTORS SERIES TRUST
                    1 Corporate Way o Lansing, Michigan 48951




JNL Money Market Fund



The Securities and Exchange Commission ("SEC") has not approved or disapproved the Trust's securities, or determined whether this prospectus is accurate or complete. It is a criminal offense to state otherwise.


"JNL(R)", "JacksonSM", "Jackson FundsSM", "Jackson National(R)" and "Jackson National Life(R)" are trademarks or service marks of Jackson National Life Insurance Company.
                                 _______________

                        INFORMATION ABOUT THIS PROSPECTUS

READING THE PROSPECTUS

References to "you" and "your" in this prospectus refer to prospective investors or shareholders. References to "we," "us," or "our" may refer to the JNL Investors Series Trust ("Trust") or Jackson National Asset Management, LLC ("JNAM" or "Adviser"). This Prospectus provides you with the basic information you should know before investing.

THE FUNDS

The Trust currently offers shares in the following Fund (the "Fund"). The Fund is a series of separate mutual fund portfolios within a single trust, each with a specific investment objective. The JNL Money Market Fund is described in this prospectus.

PRINCIPAL RISKS COMMON TO ALL FUNDS

You should consult with your investment professional to determine if the Fund is suited to your financial needs, investment time horizon and risk comfort level. You assume certain risks when you invest in the Fund. Risks specific to the Fund are discussed in this prospectus. There can be no assurance that the Fund will achieve its objective and you could lose money. Please read this prospectus carefully before investing or sending money, and keep the prospectus for future reference.

OTHER TERMS AND TERMINOLOGY

o    "1940 ACT" refers to the Investment Company Act of 1940, as amended.

o    "ADVISERS ACT" refers to the Investment Advisers Act of 1940, as amended.

o "SUB-ADVISER" refers to the investment manager selected by JNAM, and approved by the Trust's Board of Trustees, to manage the assets of the Fund.

THE JNL MONEY MARKET FUND

Shares of the JNL Money Market Fund are sold only to other mutual funds within the Fund's investment company complex, and NOT to individual investors. The JNL Money Market Fund is not an investment option withing any of the Jackson variable products and is not available for sale to the retail public as part of the Jackson Funds.

ADDITIONAL INFORMATION

For more detailed information about the Trust and the Fund, see the Trust's Statement of Additional Information ("SAI"), which is incorporated by reference into (which means it legally is a part of) this prospectus.

                               TABLE OF CONTENTS


I.  ABOUT THE FUND................................................................................................1

INCLUDES A DESCRIPTION OF THE FUND, ITS INVESTMENT STRATEGIES AND PRINCIPAL
RISKS, HISTORIC PERFORMANCE, EXPENSES, AND MANAGEMENT OF THE FUND.

II.  MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF THE FUND...................................................4

INCLUDES ADDITIONAL INFORMATION REGARDING INVESTMENT STRATEGIES AND PRINCIPAL RISKS OF THE FUND.

III.  MANAGEMENT OF THE TRUST.....................................................................................5

MANAGEMENT OF THE FUND, FUND EXPENSES, SUB-ADVISORY ARRANGEMENTS, AND ADMINISTRATIVE FEE.

IV.  HOW SHARE PRICES ARE CALCULATED..............................................................................7

HOW SHARE PRICES ARE CALCULATED.

V.  INVESTING IN FUND SHARES......................................................................................8

EXECUTION OF YOUR REQUESTS.

VI.  OTHER FUND INFORMATION.......................................................................................9

DIVIDENDS AND DISTRIBUTIONSGENERAL SUMMARY OF TAX CONSEQUENCES, AND PRIVACY POLICY STATEMENT.

VII.  FINANCIAL HIGHLIGHTS.......................................................................................11

THE FINANCIAL HIGHLIGHTS TABLES WILL HELP YOU UNDERSTAND THE FUND'S FINANCIAL
PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR THE SHORTER LIFE OF THE FUND.

                 (This page has been intentionally left blank.)

                       ABOUT THE JNL MONEY MARKET FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

PRINCIPAL INVESTMENT STRATEGIES. The JNL Money Market Fund invests in high-quality, U.S. dollar-denominated money market instruments that mature in 397 days or less. The JNL Money Market Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including:

     o Obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments;

     o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. and foreign banks and other lending institutions;

     o Commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities);

     o Obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

     o Repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the JNL Money Market Fund does not apply to the market value of such security or to shares of the JNL Money Market Fund itself. In addition, because many types of U.S. government securities trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

You should check with your investment professional regarding the potential impact to your overall financial plan.

The Sub-Adviser's investment approach combines top-down analysis with fundamental bottom-up security selection. The Sub-Adviser considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the JNL Money Market Fund's overall weighted average maturity. The overall weighted average maturity of the JNL Money Market Fund's investments is 90 days or less.

The Sub-Adviser manages the JNL Money Market Fund to meet the requirements of Rule 2a-7 under the 1940 Act, including those as to quality, diversification and maturity. The JNL Money Market Fund may invest more than 25% of its assets in the U.S. banking industry.

PRINCIPAL RISKS OF INVESTING IN THE JNL MONEY MARKET FUND. An investment in the JNL Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the JNL Money Market Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the JNL Money Market Fund. While the JNL Money Market Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the JNL Money Market Fund itself. A variety of factors may influence its investment performance, such as:

     o CREDIT & MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a security typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of the securities, including those held by the JNL Money Market Fund, will fall. A broad-based market drop may also cause a security's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause a Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that a Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o RISK OF INVESTMENT IN BANKING INDUSTRY. Because the JNL Money Market Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers. The bank securities in which the JNL Money Market Fund may invest typically are not insured by the Federal government. Securities that do not represent deposits have lower priority in the bank's capital structure than those that do. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the JNL Money Market Fund paid for it.

In addition, the performance of the JNL Money Market Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the JNL Money Market Fund.

PERFORMANCE. Performance information has not been presented because the JNL Money Market Fund has less than one calendar year of performance.

An investment in the JNL Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the JNL Money Market Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the JNL Money Market Fund.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the JNL Money Market Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

------------------------------------------------------------ -------------------

------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Maximum Front-End Sales Charge (as a percentage of                   None
offering price)
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Maximum Contingent Deferred Sales Charge (as a percentage            None
of purchase price or redemption price, whichever is less)
------------------------------------------------------------ -------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

------------------------------------------------------------- ------------------

------------------------------------------------------------- ------------------
------------------------------------------------------------- ------------------
Management Fee/Administrative Fee                                    0.20%
------------------------------------------------------------- ------------------
------------------------------------------------------------- ------------------
Rule 12b-1 Fee                                                       0.00%
------------------------------------------------------------- ------------------
------------------------------------------------------------- ------------------
Other Expenses                                                       0.02%
------------------------------------------------------------- ------------------
------------------------------------------------------------- ------------------
Total Annual Fund Operating Expenses                                 0.22%
------------------------------------------------------------- ------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the JNL Money Market Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the JNL Money Market Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------- --------------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES AT THE END OF EACH PERIOD)
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
1 Year                                                                              $23
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
3 Years                                                                             $71
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
5 years                                                                            $124
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
10 Years                                                                           $281
--------------------------------------------------------------------------- --------------------

--------------------------------------------------------------------------- --------------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES AT THE END OF EACH PERIOD)
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
1 Year                                                                              $23
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
3 Years                                                                             $71
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
5 years                                                                            $124
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
10 Years                                                                           $281
--------------------------------------------------------------------------- --------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE JNL MONEY MARKET FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the JNL Money Market Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the JNL Money Market Fund's policies and procedures with respect to the disclosure of the JNL Money Market Fund's portfolio securities is available (i) in the JNL Money Market Fund's SAI, and
(ii) by calling JNL Investors Series Trust Service Center at 1-800-392-2909.

THE SUB-ADVISER. The Sub-Adviser to the JNL Money Market Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2006, Wellington Management had investment management authority with respect to approximately $544 billion in assets.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the JNL Money Market Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is in the JNL Money Market Fund's Semi-Annual Report for the fiscal year ended April 30, 2006.

           MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF THE FUND

INVESTMENT OBJECTIVES. The investment objectives and policies of the Fund are not fundamental and may be changed by the Board of Trustees of the Trust, without shareholder approval.

                            MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLCSM ("JNAM" or the "Adviser"), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. JNAM has managed mutual funds since 1995 and as of October 31, 2006 managed approximately $24 billion for the Trust and other investment companies. The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company ("Jackson"), which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement is in the JNL Money Market Fund's Semi-Annual Report for the fiscal period ended April 30, 2006.

MANAGEMENT FEE

As compensation for its services, the Adviser receives a fee from the Fund accrued daily and payable monthly. The fee the Adviser receives from the Fund is set forth below as an annual percentage of the net assets of the Funds.

---------------------------------------------------- ---------------------------------- ----------------------------
FUND                                                 ASSETS                                            ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED
                                                                                        ON AVERAGE DAILY NET ASSETS
                                                                                                      OF THE FUNDS)
---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
JNL Money Market Fund                                $0 to $750 million                                       0.20%
                                                     Over $750 million                                        0.18%

---------------------------------------------------- ---------------------------------- ----------------------------

SUB-ADVISORY ARRANGEMENT

The Adviser selects, contracts with and compensates the Sub-Adviser to manage the investment and reinvestment of the assets of the Fund. The Adviser monitors the compliance of the Sub-Adviser with the investment objectives and related policies of the Fund and reviews the performance of the Sub-Adviser and reports periodically on such performance to the Trustees of the Trust.

Under the terms of the Sub-Advisory Agreement with the Adviser, the Sub-Adviser manages the investment and reinvestment of the assets of the Fund, subject to the supervision of the Trustees of the Trust. The Sub-Adviser formulate a continuous investment program for the Fund consistent with its investment objectives and policies outlined in this Prospectus. The Sub-Adviser implements such program by purchases and sales of securities. The Sub-Adviser regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such program.

As compensation for its services, the Sub-Adviser receives a fee from the Adviser, stated as an annual percentage of the net assets of the Fund. The SAI contains a schedule of the management fee the Adviser currently is obligated to pay the Sub-Adviser out of the advisory fees it receives from the Fund.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Adviser to hire, replace or terminate Sub-Advisers with the approval of the Board of Trustees, but without the approval of shareholders. The exemption order allows the Adviser to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval. Shareholder approval would be required where the Sub-Adviser is an affiliate of the Adviser. Under the terms of the exemption, if a new Sub-Adviser is hired by the Adviser, shareholders in the affected Fund will be sent information about the new Sub-Adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to:

     o Performing initial due diligence on prospective Sub-Adviser for the Funds;

     o    Monitoring the performance of Sub-Adviser;

     o    Communicating performance expectations to the Sub-Adviser; and

     o    Ultimately   recommending  to  the  Board  of  Trustees   whether  the
          Sub-Adviser's contract should be renewed, modified or terminated.

The Adviser does not expect to recommend frequent changes of Sub-Advisers. Although the Adviser will monitor the performance of the Sub-Adviser, there is no certainty that any Sub-Adviser or Fund will obtain favorable results at any given time. At a shareholder meeting of the Trust held on July 11, 2005, the shareholders of the JNL Money Market Fund approved this multi-manager structure.

                               ADMINISTRATIVE FEE

JNAM also serves as the "Administrator" to the Funds. The JNL Money Market Fund does not pay JNAM an Administrative Fee. JNAM provides fund accounting and administrative functions for the Trust and the Fund. In accordance with the Administration Agreement, JNAM is also responsible for payment of expenses related to legal, a portion of the Chief Compliance Officer costs, and certain other operating costs. The Fund is responsible for all other operating expenses (categorized as "Other Expenses" in the fee table).

                        HOW SHARE PROCIES ARE CALCULATED

The price of a Fund's shares is called its net asset value ("NAV") per share. It is calculated by taking the total value of a Fund's assets, subtracting the liabilities, and then dividing by the number of shares outstanding. The Fund's NAV per share is normally calculated once a day, every day the New York Stock Exchange ("NYSE") is open, except for Federal holidays. The investments held by the Fund are valued on the basis of amortized cost.

The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. When you buy shares, you pay the NAV per share plus any applicable sales charge on Class A shares. When you sell shares, you receive the NAV per share minus any applicable CDSC on Class C shares and certain Class A purchases. The Perspective Money Market Fund does not charge a sales charge. However, if you exchange your shares to another Fund of the Jackson Funds, you may be subject to a sales charge of that Fund. For any transaction, we will use the next NAV calculated after the Funds or its designee receives a request to buy, sell or exchange shares.

Each Fund's NAV per share is normally calculated once a day, every day the New York Stock Exchange ("NYSE") is open. For purposes of calculating the NAV, the Funds use pricing data as of the time of the close of the NYSE, which is usually 4 p.m. Eastern time, although it occasionally closes earlier. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Domestic fixed income and foreign securities are normally priced using data reflecting the closing of the principal markets or market participants for those securities, which may be earlier than the NYSE close. Information that becomes known to the Funds or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

NAV will not be determined on days when the NYSE is closed as well as Federal holidays. In addition, a delay in calculating the NAV may happen if the NYSE closes on a day other than a regular holiday or weekend, trading on the NYSE is restricted, or an emergency exists as determined by the SEC, making securities sales or determinations of NAV not practicable, or the SEC permits a delay for the protection of shareholders.

                            INVESTING IN FUND SHARES

                           EXECUTION OF YOUR REQUESTS

Purchase and sale requests are executed at the next net asset value ("NAV"), determined after the transfer agent, or an authorized designee, receives the order in proper form. If you purchase by wire, the order will be deemed to be in proper form after the Account Application, telephone notification and the Federal funds wire have been received. If an order or payment by wire is received after 1:00 p.m. Eastern time, the shares will not be credited until the next business day. You will receive a confirmation of each unscheduled transaction in your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued.

Under normal conditions, we will pay redemption proceeds within three (3) business days. However, we have the right to take up to seven (7) days to pay redemption proceeds, and may postpone payment longer in the event of unusual circumstances as permitted by the applicable law or an economic emergency as determined by the SEC. When you sell shares for which we have not received the investment, we will execute your request at the next determined per share NAV, but will not release the proceeds until your investment clears. This may take up to fifteen (15) days from the investment date. To reduce such delay, you should make investments by bank wire or Federal funds. We normally will pay cash for all shares you sell. When making payment in cash becomes harmful to other shareholders or a Fund, we may make some or all of the payment in securities at their then current market value equal to the redemption price. You will bear market risk while holding such securities and incur transaction costs upon converting securities to cash.

                             OTHER FUND INFORMATION

                           DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income are declared daily and payable monthly by the JNL Money Market Fund. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually. Fund distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the Fund are subject to Federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For Federal tax purposes, in general, certain Fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income.

The tax status of any distribution generally is the same regardless of how long you have been in a Fund and whether you reinvest your distributions or take them in cash.

The tax status of your distributions will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.

                       GENERAL SUMMARY OF TAX CONSEQUENCES

The Fund will distribute substantially all of its income and realized capital gains to its shareholders every year. You will be taxed on Fund distributions whether they are paid in cash or reinvested in additional fund shares. These distributions are taxed as either ordinary income, "qualifying dividends," or capital gains. Federal taxes on capital gains distributions are determined by how long the Fund owned the investments that generated the gains, not how long a shareholder has owned the shares.

The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. The Fund's policy is to meet the requirements of Subchapter M necessary to qualify as a regulated investment company. The Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income and distributions of the Fund are considered separately for purposes of determining whether or not the the Fund qualifies as a regulated investment company.

Distributions of earnings from non-qualifying dividends, interest income and short-term capital gains will be taxed at the taxpayer's ordinary income tax rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Funds that invest in companies not paying significant dividends on their stock will not generally derive much qualifying dividend income that is eligible for the lower rate on qualifying dividends. The maximum tax rate for individual taxpayers is generally 15% on long-term capital gains and qualifying dividends. This rate does not apply to corporate taxpayers.

You must provide the Fund with your correct taxpayer identification number and certify that you are not subject to backup withholding. If you do not, the Fund will be required to withhold a portion of your taxable distributions and redemption proceeds as backup withholding.

THIS DISCUSSION RELATES ONLY TO FEDERAL INCOME TAX. FUND DISTRIBUTIONS AND GAINS FROM SALE OF FUND SHARES GENERALLY ARE SUBJECT TO STATE AND LOCAL TAXES. YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF YOUR INVESTMENT IN THE FUND.

                            PRIVACY POLICY STATEMENT

The Fund considers the privacy of its investors to be of fundamental importance and has established a policy to maintain the privacy of the information you share with us.

PERSONAL INFORMATION WE COLLECT

We do not sell any information to any third parties. However, we do collect and retain certain nonpublic personal information about you, including:

     o Information we receive from you or your financial representative, such as your name, tax identification number, and address;

     o    An address we receive from a third party when you have moved;

     o Information, such as account balance and transaction activity, about your investment transactions, (including, to the extent necessary for our servicing your account(s) with us, your investments with third parties); and

     o Information (commonly referred to as "cookies") collected from the Web browser of your PC that allows our website to recognize your browser.

PERSONAL INFORMATION WE MAY DISCLOSE

We occasionally disclose nonpublic personal information about you to affiliates and non-affiliates as permitted by law. Some instances when we have shared information include:

     o Disclosing information to a third party in order to process account transactions that you request or authorize;

     o Sharing information with companies related to us so we can make you aware of new Funds or other services that we offer;

     o Disclosing your name and address to companies that mail Fund-related materials, such as shareholder reports (note that these companies may not use the information for any other purpose);

     o    Disclosing   information  to  research  companies  that  help  conduct
          shareholder surveys to assess and improve our financial services; and

     o Disclosing information in connection with legal proceedings, such as responding to a subpoena.

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

We restrict access to your nonpublic personal information to authorized employees. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

If you would like to learn more or have any questions, please visit our website at WWW.JNL.COM or WWW.JNLNY.COM, or call us at 1-888-276-0061.


               THIS PRIVACY NOTICE IS NOT PART OF THE PROSPECTUS.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of JNL Money Market Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund assuming reinvestment of dividends and capital gains.

The information has been audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report.




                            FINANCIAL HIGHLIGHTS
                    FOR THE YEAR ENDED OCTOBER 31, 2006


NET ASSET VALUE, BEGINNING OF PERIOD                                  $ 1.00
                                                             ----------------

INVESTMENT OPERATIONS
   Net investment income                                                0.05

DISTRIBUTIONS
   Net investment income                                              (0.05)
                                                             ----------------

NET ASSET VALUE, END OF PERIOD                                        $ 1.00
                                                             ================

RATIOS AND SUPPLEMENTAL DATA
   Total return                                                        4.74%
   Net assets, end of year (IN THOUSANDS)                           $300,960
   Ratio of net investment income to average net assets                4.66%
   Ratio of expenses to average net assets                             0.22%

                                   PROSPECTUS

                                DECEMBER 15, 2006

                           JNL INVESTORS SERIES TRUST

You can find more information about the Trust in:

     o The Trust's STATEMENT OF ADDITIONAL INFORMATION ("SAI") dated December 15, 2006, which contains further information about the Trust and the Fund, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

     o The Trust's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

For the JNL Money Market Fund, You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-392-2909, or writing the JNL Investors Series Trust Service Center, 225 W. Wacker Drive, Suite 1200, Chicago, IL 60606.

The JNL Money Market Fund does not have a website because only an institutional class is currently being offered.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington, D.C. Reports and other information about the Trust also are available on the EDGAR database on the SEC's Internet site (HTTP://WWW.SEC.GOV), and copies may be obtained, after payment of a duplicating fee, by electronic request (PUBLICINFO@SEC.GOV) or by writing the SEC's Public Reference Section Washington, D.C., 20549-0102. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-942-8090.



                                                                      811-10041

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 15, 2006

                           JNL INVESTORS SERIES TRUST

This Statement of Additional Information ("SAI") is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNL Investors Series Trust Prospectus dated December 15, 2006 ("Prospectus"). The financial statements of the JNL Investors Series Trust are incorporated by reference (which means they legally are a part of this SAI) from the Trust's Annual Report to shareholders.

You can obtain a copy of the current prospectus, SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-888-276-0061 or writing the Jackson Funds, c/o PFPC, Inc., P.O. Box 9691, Providence, RI 02940.

For the JNL Money Market Fund, You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-392-2909, or writing the JNL Investors Series Trust Service Center, 225 W. Wacker Drive, Suite 1200, Chicago, IL 60606.

                    SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders of the Funds comprising JNL Investors Series Trust can communicate directly with the Board of Trustees by writing to the Chairman of the Board, Dominic D'Annunzio, P.O. Box 30902, Lansing, MI 48909-8402. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at P.O. Box 30902, Lansing, MI 48909-8402. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

                                TABLE OF CONTENTS

    General Information and History                                       2
    Common Types of Investments and Management Practices                  2
    Additional Risk Considerations                                       23
    Investment Restrictions Applicable to All Funds                      28
    Trustees and Officers of the Trust                                   31
    Principal Holders of the Trust's Shares                              38
    Investment Adviser, Sub-Advisers and Other Service Providers         38
    Disclosure of Portfolio Information                                  54
    Purchases, Redemptions and Pricing of Shares                         57
    Description of Shares; Voting Rights; Shareholder Inquiries          59
    Tax Matters                                                          60
    Financial Statements                                                 69

                         GENERAL INFORMATION AND HISTORY

The JNL Investors Series Trust ("Trust") is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust dated July 28, 2000. The Trust currently offers A and C Class shares of separate series of funds (each a "Fund" and collectively, "Funds"), except the JNL Money Market Fund and Jackson Perspective Money Market Fund of the JNL Investors Series Trust. The Jackson Perspective Money Market Fund and JNL Money Market Fund each only offers a single class of shares. The Trust is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment company under the Investment Company Act of 1940, as amended ("1940 Act") whose shares are registered with the SEC under and the Securities Act of 1933, as amended ("1933 Act").

              COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES

This section describes some of the types of securities the Funds may hold in their portfolios and the various kinds of investment practices that may be used in day-to-day portfolio management. The Funds may invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with each Fund's investment objective(s) and policies described in the Prospectus and in this SAI.

ADJUSTABLE AND FLOATING RATE OBLIGATIONS. A Fund may purchase adjustable or floating rate obligations, including floating rate demand notes and bonds. A Fund may invest in adjustable or floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The JNL Money Market Fund and the Jackson Perspective Money Market Fund also may purchase adjustable or floating rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. See also the discussion of "Variable Rate Securities" below.

ASSET-BACKED SECURITIES. The Funds may invest in asset-backed securities, which include mortgage-backed securities. Asset-backed securities represent interests in pools of assets which are backed by assets such as, but not exclusively, installment sales contracts, credit card receivables, automobile loans and leases, equipment sales/lease contracts, obligation trusts, and commercial and residential mortgages. Most are structured as pass-through securities as described below. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. A sub-adviser considers estimated prepayment rates in calculating the average weighted maturities of a Fund. Unscheduled prepayments are more likely to accelerate during periods of declining long-term interest rates. In the event of a prepayment during a period of declining interest rates, a Fund may be required to invest the unanticipated proceeds at a lower interest rate. Prepayments during such periods will also limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Asset-backed securities may be classified as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities that represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof directly bear the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders hereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

If a Fund purchases an asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of an asset-backed security may decline when interest rates rise, the converse is not necessarily true. As noted above, interest rate changes also affect prepayments, which in turn affect the yield on asset-backed securities. For these and other reasons, an asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

BANK OBLIGATIONS. A Fund may invest in bank obligations, which include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. A Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

BORROWING AND LENDING. A Fund may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets. To secure borrowings, a Fund may mortgage or pledge securities in amounts up to 15% of its net assets.

A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of a Fund's forward commitment to repurchase the subject security.

CASH POSITION. The JNL Money Market Fund and the Jackson Perspective Money Market may hold a certain portion of its assets in repurchase agreements and money market securities maturing in up to 397 days that are rated in one of the two highest rating categories by a nationally recognized statistical rating organization. A Fund also may invest cash balances in shares of affiliated money market funds and unaffiliated money market funds. For temporary, defensive purposes, a Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

COLLATERALIZED DEBT OBLIGATIONS. The Funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds' prospectuses (E.G., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A Fund may invest in CMOs, which are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accord with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issue, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives. Depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

COMMERCIAL PAPER. A Fund may invest in commercial paper. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs. Commercial paper may have fixed, floating or variable rates, and generally a maturity of up to 270 days.

COMMON AND PREFERRED STOCKS. A Fund may invest in common and preferred stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Although common and preferred stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies or companies that are experiencing financial stress.

CONVERTIBLE AND EXCHANGEABLE SECURITIES. A Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price increase in its underlying stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

A convertible security usually is issued by either an operating company or by an investment bank. When issued by an operating company, a convertible security usually will be senior in the issuer's capital structure to common stock, but subordinate to other types of fixed income securities issued by that company. If and when the convertible security is "converted," the operating company often issues new stock to the holder of the convertible security. If, however, the parity price (the price at which the common stock underlying the convertible security may be obtained) of the convertible security is less than the call price (the price of the bond, including any premium related to the conversion feature), the operating company may pay out cash instead of common stock. When a convertible security is issued by an investment bank, the security is an obligation of, and is convertible through, the investment bank (or a special purpose entity created by the investment bank for such purpose). The issuer of a convertible security may be important in determining the security's value. This is because the holder of a convertible security will have recourse only to the issuer. A convertible security may be subject to redemption by the issuer, but only after a specified date and upon conditions established at the time of issue.

Exchangeable securities often are issued by a company divesting a holding in another company. The primary difference between an exchangeable security and a traditional convertible security is the issuing company is different from the company that is the issuer of the underlying equity security into which the exchangeable security may be converted.

CORPORATE REORGANIZATIONS. If a portfolio company has a spin off, the Fund will retain the shares of the spin off until the next Stock Selection Date. If a portfolio company is merged into another company and is not the surviving company, the Fund will liquidate any shares it receives in the merger and reinvest the proceeds and any cash distribution in the remaining portfolio companies in accordance with their respective investment percentages. This does not apply to the Jackson Perspective Index 5 Fund.

DEPOSITORY RECEIPTS. American Depository Receipts ("ADRs") typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, depository receipts in registered form are intended for use in the U.S. securities markets, while depository receipts in bearer form are intended for use in securities markets outside the U.S. Depository receipts may or may not be denominated in the same currency as the underlying securities which they represent.

Depository receipts may be issued in sponsored or unsponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depository receipts. In an unsponsored program, the issuer may not be directly involved in the creation of the program. Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and unsponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent a Fund invests in depository receipts of an unsponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis.

Depository receipts involve many of the same risks as direct investments in foreign securities, described below.

DIVERSIFICATION. Each of the Funds (except the Jackson Perspective 10 x 10 Fund) is a "diversified company," as that term is defined in the 1940 Act. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stocks may react similarly to and move in unison with these and other market conditions. As a result of these factors, stocks in which the Funds invest may be more volatile than a mixture of stocks of companies from a wide variety of industries.

VARIABLE RATE SECURITIES. Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index described in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as on a change in the prime rate.

A Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

A Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund has adopted a policy under which a Fund will not invest more than 5% of its assets in any combination of inverse floaters, interest only ("IO"), or principal only ("PO") securities.

EVENT-LINKED BONDS. A Fund may invest in event-linked bonds, which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds also may expose a Fund to certain unanticipated risks including issuer (credit) risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risks.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

EXCHANGE TRADED FUNDS. Exchange traded funds ("ETFs") are generally organized as unit investment trusts or depository receipts that hold portfolios of stocks that closely track the performance and dividend yield of a specific index. Currently, the types of indices sought to be replicated by ETFs included domestic equity indices, fixed-income indices, sector indices and foreign or international indices. ETF shares are traded on exchanges and are traded and priced throughout the trading day. ETFs permit an investor to purchase a selling interest in a portfolio of stocks throughout the trading day. Because ETFs trade on an exchange, they may not trade at net asset value ("NAV"). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETFs underlying securities. Additionally, if a Fund decides to redeem its ETF shares rather than selling them on a secondary market, the Fund may receive the underlying securities which it must sell in order to obtain cash. Most ETFs are considered investment companies. Therefore, a Fund's purchase of ETF shares is subject to the limitations on and the risks of a Fund's investment in other investment companies, which are described below.

FIXED-INCOME SECURITIES. A Fund may invest in fixed-income securities of companies that meet the investment criteria for the Fund. In general, fixed-income securities represent a loan on money by the purchaser to the issuer. A fixed-income security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time or at a specified date, called "maturity." The security issuer typically must meet its obligations associated with its outstanding fixed-income securities before it may declare or pay any dividend to holders of its equity securities, and may also be obliged under the terms of its fixed-income securities to maintain certain measures of financial condition. Bonds, notes and commercial paper are typical types of fixed-income securities, differing in the length of the issuer's repayment schedule.

The price of fixed-income securities fluctuates with changes in interest rates and in response to changes in the financial condition of the issuer. The value of fixed-income securities generally rises when interest rates fall, and falls when interest rates rise. Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes.

FLOATING AND ADJUSTABLE RATE OBLIGATIONS. A Fund may purchase adjustable or floating rate obligations, including floating rate demand notes and bonds. The Funds may invest in adjustable or floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The JNL Money Market Fund also may purchase adjustable or floating rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. While because of the adjustable or floating rate features of such obligations a Fund that invests in such securities will participate in increases in interest rates by earning higher interest payments. The Fund also will participate in decreases in interest rates. See also the discussion of "Variable Rate Securities" below.

FOREIGN CURRENCY TRANSACTIONS. A Fund that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Futures, Options and other Derivative Instruments"), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. A Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A Fund also may use foreign currency options and foreign forwards to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of a Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

LOCK IN. When a Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

CROSS HEDGE. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.

DIRECT HEDGE. If a Fund wants to a eliminate substantially all of the risk of owning a particular currency, or if the sub-adviser expects that a Fund may benefit from price appreciation in a security denominated in a particular foreign currency but does not wish to maintain exposure to that currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the security.

PROXY HEDGE. A Fund might choose to use a "proxy" hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security denominated in a foreign currency, will sell a currency whose value is expected to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

FOREIGN SECURITIES. A Fund may invest in foreign securities. These include non-U.S. dollar-denominated securities traded principally outside the U.S. and dollar-denominated securities traded in the U.S. (such as ADRs). Investors should realize that investing in foreign securities involves certain special considerations that typically are not associated with investing in U.S. securities. Such investments increase a Fund's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). In addition, foreign securities purchased by the Fund may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees. Foreign government securities are issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

CURRENCY RISK. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

POLITICAL AND ECONOMIC RISK. The economies of many of the countries in which the Funds may invest may not be as developed as the U.S. economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

REGULATORY RISK. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by a Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

MARKET RISK. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major U.S. markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the U.S.

RISK OF DEVELOPING COUNTRIES. The Funds may each invest up to 5% of its total assets in securities of companies located in developing countries. Developing countries are those countries which are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including, but not limited to: (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country; or (5) the country in which the company's securities are registered. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general.

Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative liquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.

FUTURES AND OPTIONS. Futures contracts are often used to manage risk, because they enable a Fund to buy or sell an asset in the future at an agreed upon price. Options give a Fund the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. A Fund may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. A Fund may purchase or sell call and put options on securities, financial indices, and foreign currencies, and may invest in futures contracts on foreign currencies and financial indices, including interest rates or an index of U.S. Government securities, foreign government securities or equity or fixed-income securities.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower a Fund's total return; and the potential loss from the use of futures and options can exceed the Fund's initial investment in such contracts. These instruments may also be used for non-hedging purposes such as increasing a Fund's income.

The Funds' use of commodity futures and commodity options trading should not be viewed as providing a vehicle for interest holder participation in a commodity pool. Rather, in accordance with regulations of the Commodity Futures Trading Commission ("CFTC"), and an amendment and interpretation of those regulations by the CFTC, a Fund will employ such techniques only for:

     (1)  hedging purposes; or

     (2)  otherwise to the extent that

          (a) the aggregate initial margin and required premiums do not exceed 5 percent of the Fund's net assets, or

          (b) in the alternative, the aggregate "notional value" of the Fund's positions does not exceed the value of the Fund's net assets.

"Notional value" means, in the case of futures contracts, the size of the contract, in units, multiplied by the market price per unit and, in the case of commodity options, the size of the contract, in contract units, multiplied by the strike price per unit.

HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. More careful analysis of the financial condition of issuers of lower-rated securities is therefore necessary. During an economic downturn or a period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the previous major U.S. economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of likely behavior of such investments during such periods. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Many high-yield bonds do not trade frequently. When they do trade, their price may be substantially higher or lower than had been expected. A lack of liquidity also means that judgment may play a bigger role in valuing the securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

The Funds may hold high-yield/high-risk bonds. A Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country, because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly.

HYBRID INSTRUMENTS. A Fund may purchase hybrid instruments, which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, a particular currency, or a domestic or foreign debt or common stock index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of "Futures, Options, and Other Derivative Instruments" above for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter or in a private transaction between the Fund and the seller of the hybrid instrument, the creditworthiness of the counter-party to the transaction would be an additional risk factor that the Fund must consider. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission, which generally regulates the trading of commodity futures on U.S. exchanges, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

INFLATION-INDEXED BONDS. A Fund may purchase inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond the interest may be paid on an increasing principal value, which has been adjusted for inflation.

Inflation-indexed securities issued by the U.S. Treasury have maturities of ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

The periodic adjustment of U.S. inflation-index bonds is tied to the Consumer Price-Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

ILLIQUID SECURITIES. A Fund may hold illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the price at which they are valued. Illiquid investments generally include: repurchase agreements not terminable within seven (7) days; securities for which market quotations are not readily available; restricted securities (securities that cannot be offered for sale to the public without first being registered under the 1933 Act) not determined to be liquid in accordance with guidelines established by the Fund's Board of Trustees; over-the-counter ("OTC") options and, in certain instances, their underlying collateral; and securities involved in cap, collar and floor transactions. See the description of the Funds' investment restrictions below for more information about the Funds' policies with respect to investments in illiquid securities.

Reduced liquidity in the secondary market for illiquid securities may make it difficult or impossible for the Funds to obtain market quotations based on actual transactions for purposes of valuing the Funds' shares.

INVESTMENT COMPANIES. A Fund may invest in investment companies to the extent permitted under the 1940 Act, including affiliated and unaffiliated money market funds. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in imposition of certain fees, including management and administrative fees, at two different levels.

MORTGAGE DOLLAR ROLLS AND U.S. TREASURY ROLLS. A Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to "roll over" its purchase commitments. A Fund may only enter into covered rolls. A "covered roll" is a type of dollar roll for which the Fund maintains an offsetting cash or cash equivalent position which matures on or before the forward repurchase settlement date of the dollar roll transaction. It will segregate and maintain cash, U.S. government securities or other liquid assets equal in value to its repurchase obligation and, accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

In a U.S. Treasury roll, a Fund sells U.S. Treasury securities and buys back "when issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the "when issued" U.S. Treasury security. A Fund might enter into this type of transaction to (i) incrementally adjust the average maturity of its portfolio (which otherwise would constantly decrease with the passage of time), or (ii) increase the interest yield on its portfolio by extending the average maturity of the portfolio. During the period before the settlement date of a U.S. Treasury roll, the Fund continues to earn interest on the securities it is selling, but does not earn interest on the securities it is purchasing until after the settlement date. A Fund could suffer an opportunity loss if the counter-party to the roll transaction failed to perform its obligations on the settlement date, and if market conditions changed adversely between the date of the transaction and the date of settlement. However, to minimize this risk, the Funds intend to enter into U.S. Treasury roll transactions only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

PARTICIPATION ON CREDITORS COMMITTEES. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when a sub-adviser believes that such participation is necessary or desirable to enforce a Fund's rights as a creditor or to protect the value of securities held by a Fund. A Fund's participation along with participation by an affiliate such as Jackson, including the sharing of legal expenses or settlement proceeds, could require prior SEC approval.

PARTICIPATIONS AND ASSIGNMENTS. A Fund may invest in fixed- and floating-rate loans ("Loans") arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ("Lenders"). A Fund may invest in such Loans in the form of participations in Loans (Participations) and assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by the sub-adviser to be creditworthy. When a Fund purchases Assignments from Lenders, a Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Participations, because the market for certain instruments may not be highly liquid, such instruments may be resold only to a limited number of institutional investors. The lack of a highly liquid secondary market for certain Assignments and Participations may have an adverse impact on the value of such instruments and may have an adverse impact on a Fund's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower, or a change in market conditions. The Funds currently treat investments in Participations and Assignments as liquid securities, however, certain Assignments and Participations may be illiquid characteristics, and may be reviewed for liquidity by the Funds' "Pricing Committee" as well as the Sub-Advisers. However, the Trustees may in the future adopt guidelines for determining whether Assignments and Loan Participations are liquid or illiquid.

PORTFOLIO TURNOVER. A Fund may engage in short-term transactions if such transactions further its investment objective. A Fund may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. Portfolio turnover rates also may be increased by purchases or redemptions of a Fund's shares, because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption requests. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. In addition, some of the Funds rebalance annually and therefore, the portfolio turnover rate during the rebalance could be 100%.

REAL ESTATE INVESTMENT TRUSTS (REITS). REITs are pooled investment vehicles whose assets consist primarily of interests in real estate and real estate loans. The REITs in which a Fund may invest include equity REITs, which own real estate properties and realize income from rents and gain or loss from the sale of real estate interests, and mortgage REITs, which make construction, development and long-term mortgage loans and realize income from interest payments on loans. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, heavy cash flow dependency, self-liquidation, failure to qualify as a "pass-through" entity under the Federal tax law, failure to qualify as an exempt entity under the 1940 Act, and the fact that REITs are not diversified. REITs (especially mortgage REITs) are subject to interest rate risk.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. A Fund may invest in repurchase or reverse repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller (generally by a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A repurchase agreement may be considered a loan collateralized by the underlying security, which typically is a U.S. Treasury bill or note, or other highly liquid short-term security. A Fund will only enter into repurchase agreements that are fully collateralized. For a repurchase agreement to be considered fully collateralized, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.

The Fund may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement. In addition, a Fund, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as U.S. Treasury bills and notes.

RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The sub-advisers, under the supervision of the Board and in accordance with guidelines approved by the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the sub-advisers will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the sub-advisers could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The sub-advisers will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, the sub-advisers determines that a Rule 144A security is no longer liquid, the sub-advisers will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

SECURITIES LENDING. Each Fund may lend securities to broker-dealers and financial institutions to realize additional income. As a fundamental policy, a Fund will not lend securities if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (i) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (ii) each Fund must receive any dividends or interest paid by the issuer on such securities; (iii) each Fund must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (iv) each Fund must receive either interest from the investment of collateral or a fixed fee from the borrower. A Fund might experience a loss if the borrowing broker-dealer or financial institution breaches its agreement with the Fund.

Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a Fund may experience delays in, or be prevented from, recovering the collateral. During the period that the Fund seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A Fund may also incur expenses in enforcing its rights. If a Fund has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

SHORT SALES. A Fund may sell securities short. A short sale is the sale of a security the Fund does not own. If a Fund sells a security short, it must borrow from a broker-dealer or other lender that security to deliver to the purchaser in the short sale. A short sale is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. To the extent that a Fund engages in short sales that are not "against the box," it must maintain asset coverage in the form of assets determined to be liquid by the sub-adviser in accord with procedures established by the Board, in a segregated account, or otherwise cover its position in a permissible manner. If the value of the security sold short goes up, the Fund will have to buy it back at that higher price, resulting in a loss to the Fund, to make good on the borrowing.

SHORT-TERM CORPORATE DEBT SECURITIES. A Fund may invest in short-term corporate debt securities. These are non-convertible corporate debt securities (E.G., bonds, debentures or notes) which have one year or less remaining to maturity. Short-term corporate debt securities may have fixed, variable, or floating rates.

STANDARD & POOR'S DEPOSITORY RECEIPTS ("SPDRS"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust that has been established to accumulate and hold a portfolio of equity securities that is intended to track the price performance and dividend yield of the S&P 500 Index. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk to a Fund as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

STRIPPED MORTGAGE-BACKED SECURITIES. A Fund may purchase stripped mortgage-backed securities, which may be considered derivative mortgage-backed securities. Stripped mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government or by private entities. Stripped mortgage-backed securities have greater volatility than other types of mortgage-backed securities. Stripped mortgage-backed securities are structured with two or more classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (IOs, or "interest-only" securities), while the other class will receive all of the principal (POs, or "principal-only" securities). The yield to maturity of such mortgage-backed securities that are purchased at a substantial discount or premium are extremely sensitive to changes in interest rates as well as to the rate of principal payments (including prepayments) on the related underlying mortgage assets.

As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates.

The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or AA or is derived from a full faith and credit obligation of an agency or instrumentality of the U.S. government. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

SUPRANATIONAL AGENCY SECURITIES. A Fund may invest in securities issued or guaranteed by certain supranational entities, such as the International Development Bank.

U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are issued or guaranteed as to principal and interest by U.S. government agencies or instrumentalities. These securities are distinguished from U.S. government obligations issued by the U.S. Treasury, described below. Government agency and instrumentality securities include securities issued by the Federal National Mortgage Association ("Fannie Mae"), Government National Mortgage Association ("Ginnie Mae"), Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Administration, Student Loan Marketing Association, and the Tennessee Valley Authority. Some of these securities, such as those issued by Ginnie Mae, are supported by the full faith and credit of the U.S. government; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.

VARIABLE RATE SECURITIES. Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index described in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as on a change in the prime rate.

A Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

A Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. A Fund has adopted a policy under which a Fund will not invest more than 5% of its assets in any combination of inverse floaters, interest only ("IO"), or principal only ("PO") securities.

WARRANTS. A Fund may invest in warrants. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants constitute options to purchase common stock at a specific price, and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS. A Fund may purchase securities on a when-issued or delayed delivery basis ("when-issueds") and may purchase securities on a forward commitment basis ("forwards"). Any or all of a Fund's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but the period may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risk. At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will maintain segregated cash or liquid assets with its custodian bank at least equal in value to its when-issued and forward commitments during the period between the purchase and the settlement. During this period, alternative investment options are not available to the Fund to the extent of the segregated cash or liquid assets.

WRITING COVERED OPTIONS ON SECURITIES. A Fund may "write" (sell) covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the sub-adviser determines is appropriate in seeking to attain a Fund's investment objective. Call options written by a Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

A Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund's obligation under the option. A Fund may also write combinations of covered puts and covered calls on the same underlying security.

A Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

ZERO COUPON, STRIPPED AND PAY-IN-KIND BONDS. Unless otherwise stated herein, a Fund may invest up to 10% of its total assets in "zero coupon" bonds or "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. A Fund may also purchase "pay-in-kind" bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon, stripped and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon or stripped securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities of similar quality and with similar maturities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Current federal income tax law requires holders of zero coupon and stripped securities, certain pay-in-kind securities, and certain other securities acquired at a discount, to accrue current interest income with respect to such securities even though no payment of interest is actually received, and a regulated investment company, such as a Fund, may be required to distribute its net income, including the interest income accrued but not actually received, to its shareholders. To avoid income or excise tax, a Fund may be required to distribute income accrued with respect to these discount securities, and may need to dispose of other securities owned to generate cash sufficient to make such distributions. The operation of these tax requirements may make such investments less attractive to investment companies and to taxable investors.

                         ADDITIONAL RISK CONSIDERATIONS

EMERGING MARKETS. The risk considerations noted below under "Foreign Securities" may be particularly relevant in the case of investments in developing countries. Investments in securities of issuers in emerging markets may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) limitations on daily price changes and the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. In addition, emerging markets economies may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

FOREIGN SECURITIES. Investments in foreign securities, including those of foreign governments, involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, a heightened risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of a Fund. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Certain markets may require payment for securities before delivery. A Fund may have limited legal recourse against the issuer in the event of a default on a debt instrument. Delays may be encountered in settling securities transactions in certain foreign markets and a Fund will incur costs in converting foreign currencies into U.S. dollars. Bank custody charges are generally higher for foreign securities. The Funds that invest primarily in foreign securities are particularly susceptible to such risks. Investments in ADRs generally involve the same risks as direct investments in foreign securities, except they do not involve all of the same direct currency and liquidity risks as direct investments in foreign securities.

The share price of a Fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which such securities are denominated. A Fund's foreign investments may cause changes in a Fund's share price that have a low correlation with movement in the U.S. markets. Because most of the foreign securities in which a Fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of a Fund, depending on the extent of the Fund's foreign investments.

A Fund may employ certain strategies in order to manage currency exchange rate risks. For example, a Fund may hedge some or all of its investments denominated in or exposed to a foreign currency against a decline in the value of that currency. A Fund may enter into contracts to sell that foreign currency for U.S. dollars (not exceeding the value of a Fund's assets denominated in or exposed to that currency) or by participating in options or futures contracts with respect to such currency (position hedge). A Fund could also hedge that position by selling a second currency, which is expected to perform similarly to the currency in which portfolio investments are denominated, for U.S. dollars (proxy hedge). A Fund may also enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if the sub-adviser believes there is a reasonable degree of correlation between movements in the two currencies (cross hedge). A Fund may also enter into a forward contract to sell a currency in which portfolio securities are denominated in exchange for a second currency in order to manage its currency exposure to selected countries. In addition, when a Fund anticipates purchasing or selling securities denominated in or exposed to a particular currency, the Fund may enter into a forward contract to purchase or sell such currency in exchange for the dollar or another currency (anticipatory hedge).

These strategies seek to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may impact adversely a Fund's performance if the sub-adviser's projection of future exchange rates is inaccurate. If the sub-adviser employs such strategies based on an incorrect prediction of future exchange rates, the Fund's return may be lower than if such strategies had not been employed at all.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The use of futures, options, and forward contracts, exposes a Fund to additional investment risks and transaction costs. If the sub-adviser seeks to protect a Fund against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Fund, that Fund could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, and forward contracts include: (i) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (ii) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (iv) the possible absence of a liquid secondary market for any particular instrument at any time.

INVESTMENT STRATEGY RISKS. The common stocks selected for certain Funds generally share attributes that have caused them to have lower prices or higher yields relative to other stocks in their respective index or exchange. The issuers of such common stocks may, for example, be experiencing financial difficulty, or be out of favor in the market because of weak performance, poor earnings forecasts or negative publicity; or they may be reacting to general market cycles. There can be no assurance that the market factors that caused the relatively low prices and high dividend yields of the common stocks selected will or will not change, that any negative conditions adversely affecting the stock prices will not deteriorate, that the dividend rates on the common stocks will be maintained or that share prices will not decline further during the holding period of such stocks in the Funds, or that the common stock will continue to be included in the respective indices or exchanges. Investing in stocks with low share prices or highest dividend yields amounts to a "contrarian" strategy because these shares are often out of favor. Such strategy may be effective in achieving the respective strategy-based Fund's investment objective because regular dividends are common for established companies and dividends have often accounted for a substantial portion of the total return on stocks of the index as a group. However, there is no guarantee that either a Fund's objective will be achieved or that a Fund will achieve capital appreciation of its portfolio holdings in excess of Fund's expenses. Because of the contrarian nature of the investment strategies of the Funds, and the attributes of the common stock which caused inclusion in their portfolios, such Funds may not be appropriate for investors seeking either preservation of capital or high current income. In addition, the strategies for all of the Funds have underperformed their respective index or indices in certain years.

MONEY MARKET FUND INVESTMENTS

The Jackson Perspective Money Market Fund and JNL Money Market Fund (collectively, the "Money Market Funds") will comply with Rule 2a-7 ("Rule") under the 1940 Act, including the diversification, quality and maturity limitations imposed by the Rule. The Rule is applicable to any registered investment company, which holds itself out as a "money market" fund and which seeks to maintain a stable net asset value per share by either the "amortized cost" or "penny rounding" methods of determining net asset value.

It is the policy of the Money Market Funds to seek to maintain a stable net asset value per share of $1.00. The portfolio investments of the Money Market Funds are valued on the basis of their "amortized cost" in accordance with the Rule. This involves valuing an investment at its cost initially and, thereafter, assuming a constant rate of amortization to maturity of the investment of any discount or premium, regardless of the impact of fluctuating interest rates on the fair market value of the investment during the period in which it is held by a Money Market Fund prior to its maturity. While this method provides certainty in valuation, it may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the investment in the market. The Rule imposes certain diversification, quality and maturity requirements for money market funds in order to reduce the risk the Money Market Funds' net asset value per share as determined by the fair market value of the investments held will materially differ from the Money Market Funds' net asset value per share determined on the basis of amortized cost. However, there can be no assurance the Money Market Funds will be able to maintain a stable net asset value per share of $1.00.

Pursuant to the Rule, the Money Market Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, and may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the sub-adviser, pursuant to procedures approved by the Trustees, to present minimal credit risks. Generally, an Eligible Security is a security that: (i) has a remaining maturity of 397 days or less; and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSRO") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSRO"). An unrated security may also be an Eligible Security if the sub-adviser determines that it is of comparable quality to a rated Eligible Security pursuant to the guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix to this Statement of Additional Information. Securities in which the Fund invests may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSROs.

Under the Rule, the Money Market Funds may not invest more than five percent of its assets in the securities of any one issuer, other than the U.S. government, its agencies and instrumentalities. A "first tier security" is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. U.S. government securities are also considered to be first tier securities. The Money Market Funds may not invest in a security that has received, or is deemed comparable in quality to a security that has received the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Money Market Funds would have invested more than (i) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities; or (ii) five percent (5%) of its total assets in second tier securities.

                 INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS

FUNDAMENTAL POLICIES APPLICABLE TO ALL FUNDS. A Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a Fund if a matter affects just the Fund); or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the affected Fund) are present or represented by proxy. Unless otherwise indicated, all restrictions apply at the time of investment.

With respect to the submission of a change in an investment policy to the holders of outstanding voting interests of a particular Fund, such matter shall be deemed to have been effectively acted upon with respect to such Fund if a majority of the outstanding voting interests of such Fund vote for the approval of such matter, notwithstanding that: (i) such matter has not been approved by the holders of a majority of the outstanding voting interests of any other Funds affected by such matter, and (ii) such matter has not been approved by the vote of a majority of the outstanding voting Fund interests.

     (1) A Fund may not invest more than 25% of the value of its respective assets in any particular industry, except that the Money Market Fund may invest more than 25% in the domestic banking industry, including, where applicable, United States branches of foreign banks. In certain situations, instruments issued by foreign branches of domestic banks, where appropriately backed by a United States domestic bank parent, will be considered instruments of United States domestic banks. It should be noted that United States domestic bank investment instruments are not guaranteed by the Federal Deposit Insurance Company (FDIC), nor any other government agency. We cannot guarantee the value of any United States domestic bank investment instruments.

     (2) A Fund may not invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses.

     (3)  A Fund may not purchase or sell commodities.

     (4) A Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of portfolio securities of such Fund.

     (5) No Fund may lend any security or make any other loan if, as a result, more than 33 1/3% of a Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

     (6) A Fund may not issue senior securities except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund's total assets by reason of a decline in net assets, a Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, and forward contracts, or the segregation of assets in connection with such contracts, or dollar rolls where segregated.

     (7) A Fund will not borrow money, except for temporary or emergency purposes, from banks. The aggregate amount borrowed shall not exceed 25% of the value of a Fund's assets. In the case of any borrowing, a pledge, mortgage or hypothecate up to 15% of its assets.

     (8) A Fund may invest in repurchase agreements and warrants and engage in futures and options transactions and securities lending.

Each of the Funds (except the Jackson Perspective 10 x 10 Fund) is a "diversified company," as that term is defined in the 1940 Act.

OPERATING POLICIES. The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of each Fund and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

JACKSON PERSPECTIVE MONEY MARKET FUND AND JNL MONEY MARKET FUND:

     (a) A Fund may not invest more than 5% of its assets in the securities of any one issuer or invest more than 5% of its assets in securities (other than U.S. government securities and repurchase agreements on such securities) that have not been rated in the highest category by the requisite rating agencies or, if unrated, have not been deemed to be of comparable quality, as determined in accord with Rule 2a-7 under the 1940 Act.

     (b) A Fund may invest more than 25% of its total assets in the domestic banking industry. There are no limitations on investments in U.S. government securities, including obligations issued or guaranteed by its agencies or instrumentalities.

RULE 35D-1. Certain of the Funds, as noted immediately above or in the prospectus, have adopted non-fundamental operating policies that require at least 80% (or, in the case of certain Funds, an amount greater than 80%) of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

These 80% or greater requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval. Nevertheless, the Board of Trustees has adopted a policy requiring not less than sixty (60) days written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that Rule. This includes Funds of the JNL Investors Series Trust the names of which include terms that suggest a focus on a particular type of investment.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. Unless otherwise indicated, all limitations applicable to a Fund's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of a Fund's assets invested in certain securities or other instruments, or change in the average duration of a Fund's investment portfolio, resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the sub-adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                       TRUSTEES AND OFFICERS OF THE TRUST

The officers of the Trust manage its day to day operations and are responsible to the Trust's Board of Trustees. The Trustees set broad policies for each Fund and choose the Trust's officers. All of the Trustees also serve as Trustees and Managers for the other investment companies in the Fund Complex (as defined below). Since December 2003, the Trustees met as a consolidated Board for all of the investment companies in the Fund Complex.

The following is a list of the Trustees and officers of the Trust, a statement of their present positions and principal occupations during the past five years. The following also lists the number of portfolios overseen by the Trustees and other directorships of public companies or other registered investment companies held by the Trustees.

For purposes of this section, the term "Fund Complex" includes each of the following investment companies: JNL(R) Series Trust (61 portfolios), JNL Investors Series Trust (6 portfolios), JNL Variable Fund LLC (18 portfolios), and JNLNY Variable Fund I LLC (7 portfolios). Some of the Trustees and officers are also Trustees and officers of other Funds in the Fund Complex.


------------------------------- --------------- -------------- ------------------------------ ----------------- ---------------
                                                                                              NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                              THE FUND          OTHER
                                CURRENT         LENGTH OF                                     COMPLEX           TRUSTEESHIPS
TRUSTEE/OFFICER (AGE) &         POSITION WITH   TIME SERVED    PRINCIPAL OCCUPATION FOR THE   OVERSEEN BY THE   HELD BY THE
ADDRESS                         TRUST                          PAST 5 YEARS                   TRUSTEE           TRUSTEE
------------------------------- --------------- -------------- ------------------------------ ----------------- ---------------
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
------------------------------- --------------- -------------- ------------------------------ ----------------- ---------------
Robert A. Fritts (57) (1)       Trustee (2)     8/97 to        Senior Vice President (9/03           92              None
1 Corporate Way                                 present        to present) and Controller
Lansing, MI 48951                                              of Jackson National Life
                                President and   12/02 to       Insurance Company (9/82 to
                                Chief           present        present); Vice President and
                                Executive                      Controller of Jackson
                                Officer                        National Life Insurance
                                                               Company (8/82 to 8/03);
                                                               Trustee or Manager, and
                                                               (since 12/02) President and
                                                               Chief Executive Officer, of
                                                               each other investment
                                                               company in the Fund Complex.
------------------------------- --------------- -------------- ------------------------------ ----------------- ---------------
-------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
------------------------------- --------------- -------------- ------------------------------ ----------------- ---------------
Michael Bouchard (50)           Trustee (2)     12/03 to       Sheriff, Oakland County,              92              None
1 Corporate Way                                 present        Michigan (1/99 to present);
Lansing, MI 48951                                              Senator - State of Michigan
                                                               (1991 - 1999); Chairman -
                                                               Financial Services Committee
                                                               (1/95 to 1/99)
------------------------------- --------------- -------------- ------------------------------ ----------------- ---------------
------------------------------- --------------- -------------- ------------------------------ ----------------- ---------------
Dominic D'Annunzio (68)         Chairman of     2/04 to        Acting Commissioner of                92              None
1 Corporate Way                 the Board (2)   present        Insurance for the State of
Lansing, MI 48951                                              Michigan (1/90 to 5/90);
                                Trustee (2)     2/02 to        (8/97 to 5/98)
                                                present
------------------------------- --------------- -------------- ------------------------------ ----------------- ---------------
------------------------------- --------------- -------------- ------------------------------ ----------------- ---------------
Michelle Engler (48)            Trustee (2)     12/03 to       Attorney (1983 to present);           92         Director of
1 Corporate Way                                 present        First Lady of the State of                       Federal Home
Lansing, MI 48951                                              Michigan (1990 to 2002);                         Loan Mortgage
                                                               Michigan Community Service                       Corporation
                                                               Chair (1991 to 2000)
------------------------------- --------------- -------------- ------------------------------ ----------------- ---------------
------------------------------- --------------- -------------- ------------------------------ ----------------- ---------------
Joseph Frauenheim (71)          Trustee (2)     12/94 to       Consultant (Banking)                  92              None
1 Corporate Way                                 present
Lansing, MI 48951

------------------------------- --------------- -------------- ------------------------------ ----------------- ---------------
------------------------------- --------------- -------------- ------------------------------ ----------------- ---------------
Richard McLellan (63)           Trustee (2)     12/94 to       Member, Dykema Gossett PLLC           92              None
1 Corporate Way                                 present        (Law Firm)
Lansing, MI 48951

------------------------------- --------------- -------------- ------------------------------ ----------------- ---------------

(1) Mr. Fritts is an "interested person" of the Trust due to his position with Jackson National Life Insurance Company(R), which is the parent company of the Adviser and Distributor.

(2) The Chairman of the Board, interested and disinterested Trustees are elected to serve for an indefinite term.


----------------------------- --------------- -------------- -------------------------------- ---------------- ----------------
                                                                                              NUMBER OF
                                                                                              PORTFOLIOS IN
                              CURRENT                                                         THE FUND         OTHER
                              POSITION WITH   LENGTH OF                                       COMPLEX          TRUSTEESHIPS
TRUSTEE/OFFICER (AGE) &       TRUST           TIME SERVED    PRINCIPAL OCCUPATION FOR THE     OVERSEEN BY      HELD BY THE
ADDRESS                                                      PAST 5 YEARS                     THE TRUSTEE      TRUSTEE
----------------------------- --------------- -------------- -------------------------------- ---------------- ----------------
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS
-------------------------------------------------------------------------------------------------------------------------------
----------------------------- --------------- -------------- -------------------------------- ---------------- ----------------
Mark D. Nerud (40) (1)        Vice President  8/97 to        Chief Financial Officer of the   Not Applicable   Not Applicable
1 Corporate Way                               present        Adviser (11/00 to present) and
Lansing, MI 48951             Treasurer and                  Managing Board Member of the
                              Chief           12/02 to       Adviser (11/00 to 11/03); Vice
                              Financial       present        President, Treasurer, and
                              Officer                        Chief Financial Officer of
                                                             other Investment Companies
                                                             advised by the Adviser; Vice
                                                             President - Fund Accounting &
                                                             Administration of Jackson
                                                             National Life Insurance
                                                             Company (1/00 to present)
----------------------------- --------------- -------------- -------------------------------- ---------------- ----------------
----------------------------- --------------- -------------- -------------------------------- ---------------- ----------------
Susan S. Rhee (34)            Vice            2/04 to        Secretary of the Adviser         Not Applicable   Not Applicable
1 Corporate Way               President,      present        (11/00 to present); Vice
Lansing, MI 48951             Counsel and                    President, Counsel, and
                              Secretary                      Secretary of other Investment
                                                             Companies advised by the
                                                             Adviser; Assistant Vice
                                                             President of Jackson National
                                                             Life Insurance Company (8/03
                                                             to present); Associate General
                                                             Counsel of Jackson National
                                                             Life Insurance Company (7/01
                                                             to present); Senior Attorney
                                                             of Jackson National Life
                                                             Insurance Company (1/00 to
                                                             7/01)
----------------------------- --------------- -------------- -------------------------------- ---------------- ----------------
----------------------------- --------------- -------------- -------------------------------- ---------------- ----------------
Steven J. Fredricks (36)      Chief           1/05 to        Chief Compliance Officer of      Not Applicable   Not Applicable
1 Corporate Way               Compliance      present        the Adviser and other
Lansing, MI 48951             Officer                        Investment Companies advised
                                                             by the Adviser (1/05 to
                                                             present); Attorney of Jackson
                                                             National Life Insurance
                                                             Company (2/02 to Present);
                                                             Contract Attorney, Godfrey &
                                                             Kahn, S.C. (2001 to 2002);
                                                             Assistant General Counsel, Aid
                                                             Association for Lutherans
                                                             (1997 to 2001)
----------------------------- --------------- -------------- -------------------------------- ---------------- ----------------
----------------------------- --------------- -------------- -------------------------------- ---------------- ----------------
Daniel W. Koors (36) (2)      Assistant       9/06 to        Assistant Treasurer of other     Not Applicable   Not Applicable
1 Corporate Way               Treasurer       present        Investment Companies advised
Lansing, MI 48951                                            by the Adviser (9/06 to
                                                             present); Assistant
                                                             Vice President -
                                                             Fund Administration
                                                             of Jackson National
                                                             Life Insurance
                                                             Company (8/06 to
                                                             present); Partner
                                                             of Deloitte &
                                                             Touche LLP (2003 to
                                                             June 2006); Senior
                                                             Manager of Deloitte
                                                             & Touche LLP (2000
                                                             to 2003)
----------------------------- --------------- -------------- -------------------------------- ---------------- ----------------
----------------------------- --------------- -------------- -------------------------------- ---------------- ----------------
William V. Simon (36)         Vice            12/06 to       Vice President and Assistant     Not Applicable   Not Applicable
1 Corporate Way               President and   present        Treasurer of other Investment
Lansing, MI 48951             Assistant                      Companies advised by the
                              Treasurer                      Adviser (12/06 to present);
                                                             Assistant Vice President of
                                                             Jackson National Life
                                                             Insurance Company (7/04 to
                                                             present); Director of Jackson
                                                             National Life Insurance
                                                             Company (8/00 to 7/04)
----------------------------- --------------- -------------- -------------------------------- ---------------- ----------------

(1)  Mr. Nerud has been elected  President of the Trust  effective  December 12,
     2006.

(2) Mr. Koors has been elected Vice President, Chief Financial Officer and Treasurer of the Trust effective December 12, 2006.

                       COMMITTEES OF THE BOARD OF TRUSTEES

The Audit Committee assists the Board of Trustees in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the Trust to the public or government agencies. The Audit Committee is responsible for the selection, subject to ratification by the Board, of the Trust's independent registered public accounting firm, and for the approval of the auditor's fee. The Audit Committee also reviews the Trust's internal controls regarding finance, accounting, legal compliance and the Trust's auditing, accounting and financial processes generally. The Audit Committee also serves as the Trust's "Qualified Legal Compliance Committee", for the confidential receipt, retention, and consideration of reports of evidence of material violations under rules of the Securities and Exchange Commission. Messrs. Frauenheim, McLellan, Bouchard, D'Annunzio and Mrs. Engler are members of the Audit Committee. Mr. Frauenheim serves as Chair of the Audit Committee. The Audit Committee had 3 meetings in the last fiscal year.

The Pricing Committee oversees the valuation of portfolio securities when there are missing prices, other circumstances requiring determination of fair value of portfolio securities, or pricing errors. Messrs. Nerud, Fritts and Fredricks (non-voting) are members of the Pricing Committee. Actions of the Pricing Committee in determining the fair value of portfolio securities are subject to subsequent ratification by the Board. The Pricing Committee had 12 meetings in the last fiscal year.

CERTAIN POSITIONS OF DISINTERESTED TRUSTEES AND THEIR FAMILY MEMBERS

None of the disinterested Trustees, nor any member of a disinterested Trustee's immediate family, held any position (other than the disinterested Trustee's position as such with the Trust) including as officer, employee, director or general partner during the two most recently completed calendar years with: (i) any Fund; (ii) an investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of any Fund; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund.

OWNERSHIP OF TRUSTEES OF SHARES IN THE FUNDS OF THE TRUST

As of December 31, 2005, the disinterested Trustees beneficially owned the following interests in shares of the Funds:

----------------------------- ------------------------------------------------- ------------------------------------

                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                SECURITIES IN ALL REGISTERED
                                                                                INVESTMENT COMPANIES OVERSEEN BY
                                                                                THE TRUSTEE IN THE FAMILY OF
                              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND     INVESTMENT COMPANIES
TRUSTEE
----------------------------- ------------------------------------------------- ------------------------------------
----------------------------- ------------------------------------------------- ------------------------------------
Robert A. Fritts              None                                              Over $100,000
----------------------------- ------------------------------------------------- ------------------------------------
----------------------------- ------------------------------------------------- ------------------------------------
Michael Bouchard              None                                              None
----------------------------- ------------------------------------------------- ------------------------------------
----------------------------- ------------------------------------------------- ------------------------------------
Michelle Engler               None                                              None
----------------------------- ------------------------------------------------- ------------------------------------
----------------------------- ------------------------------------------------- ------------------------------------
Joseph Frauenheim             None                                              None
----------------------------- ------------------------------------------------- ------------------------------------
----------------------------- ------------------------------------------------- ------------------------------------
Richard McLellan (1)          None                                              Over $100,000
----------------------------- ------------------------------------------------- ------------------------------------
----------------------------- ------------------------------------------------- ------------------------------------
Dominic D'Annunzio (2)        None                                              None
----------------------------- ------------------------------------------------- ------------------------------------

(1) Mr. McLellan owns a Jackson National Life Insurance Company variable annuity under which his investment is allocated to the investment divisions that invest in the Funds.

(2) During 2005, Mr. D'Annunzio deferred a portion of his compensation as a Trustee into a Deferred Compensation Plan. The Fund has adopted a Deferred Compensation Plan whereby non-interested Trustees may defer the receipt of their compensation. Deferred amounts are invested at a rate of return equal to the rate credited under the Jackson National Life Insurance Company Fixed Rate Option.

The beneficial interests of Mr. Fritts in shares of the Fund reflected in the foregoing table are held by him through a qualified retirement plan maintained by Jackson National Life Insurance Company for its officers and employees.

OWNERSHIP BY DISINTERESTED TRUSTEES OF INTERESTS IN CERTAIN AFFILIATES OF THE TRUST

As of November 1, 2006, none of the disinterested Trustees, nor any member of a disinterested Trustee's immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of the Fund, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of the Fund.

SELECTION OF TRUSTEE NOMINEES

The Board is responsible for considering trustee nominees at such times as it considers electing new Trustees to the Board. The Board may consider recommendations by business and personal contacts of current Board members and by executive search firms that the Board may engage from time to time and will also consider shareholder recommendations. The Board has not established specific, minimum qualifications that it believes must be met by a Trustee nominee. In evaluating trustee nominees, the Board considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Board also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Board evaluates nominees for Trustee based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a trustee nominee should submit his or her recommendation in writing to the Chair of the Board, Dominic D'Annunzio, P.O. Box 30902, Lansing, Michigan 48909-8402. At a minimum, the recommendation should include:

o The name, address, date of birth and business, educational, and/or other pertinent background of the person being recommended;

o A statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940, as amended;

o Any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

o The name and address of the person submitting the recommendation, together with an affirmation of the person's investment, via insurance products, in the Funds and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Board in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential plc (the parent company of the Funds' investment adviser and distributor) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential plc or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

Before the Board decides to nominate an individual as a Trustee, Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information that must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a Trustee of a registered investment company.

TRUSTEE COMPENSATION

The Trustee who is an "interested person" receives no compensation from the Trust. Each disinterested Trustee is paid an annual retainer of $25,000, as well as a fee of $5,000 for each meeting of the Board of Trustees attended. The Chairman of the Board of Trustees receives an additional annual retainer of $10,000 for his/her services in that capacity. Each Trustee receives $2,500 for telephonic meetings. The Chair of the Audit Committee receives an additional annual retainer of $5,000 for his services in that capacity. The members of the Audit Committee receive $2,500 for each Audit Committee meeting. The members of the Audit Committee will receive $1,250 for telephonic Audit Committee meetings.

For the fiscal year ended October 31, 2006, the disinterested Trustees and the Trust's Chief Compliance Officer ("CCO") received the following fees for service as Trustee and CCO, respectively:

----------------------------------- ------------------ --------------------------- -------------------- -----------------------
                                                                                                          TOTAL COMPENSATION
                                                         PENSION OR RETIREMENT      ESTIMATED ANNUAL     FROM TRUST AND FROM
                                        AGGREGATE       BENEFITS ACCRUED AS PART      BENEFITS UPON          FUND COMPLEX
                                      COMPENSATION                 OF                  RETIREMENT
TRUSTEE                              FROM TRUST (1)          TRUST EXPENSES
----------------------------------- ------------------ --------------------------- -------------------- -----------------------
----------------------------------- ------------------ --------------------------- -------------------- -----------------------
Michael Bouchard                         $1,112                   $0                       $0                  $71,250
----------------------------------- ------------------ --------------------------- -------------------- -----------------------
----------------------------------- ------------------ --------------------------- -------------------- -----------------------
Dominic D'Annunzio                       $1,503                   $0                       $0                  $96,250 (2)
----------------------------------- ------------------ --------------------------- -------------------- -----------------------
----------------------------------- ------------------ --------------------------- -------------------- -----------------------
Michelle Engler                          $1,230                   $0                       $0                  $78,750
----------------------------------- ------------------ --------------------------- -------------------- -----------------------
----------------------------------- ------------------ --------------------------- -------------------- -----------------------
Joseph Frauenheim (3)                    $1,269                   $0                       $0                  $81,250
----------------------------------- ------------------ --------------------------- -------------------- -----------------------
----------------------------------- ------------------ --------------------------- -------------------- -----------------------
Richard McLellan                         $1,230                   $0                       $0                  $78,750
----------------------------------- ------------------ --------------------------- -------------------- -----------------------
----------------------------------- ------------------ --------------------------- -------------------- -----------------------
Steven J. Fredricks (4)                  $2,222                   $0                       $0                  $142,316
----------------------------------- ------------------ --------------------------- -------------------- -----------------------

(1) The fees paid to the Independent Trustees are paid for combined meetings of the Funds in the Fund complex. The fees are allocated to the Funds.

(2) Mr. D'Annunzio deferred $8,125, of his total compensation from the Fund Complex, pursuant to a deferred compensation plan, adopted by the Board of Trustees.

(3) Mr. Frauenheim will retire as Trustee effective January 1, 2007.

(4) Mr. Fredricks' compensation is paid by the Trust for his duties as the Chief Compliance Officer of the Fund Complex.

Neither the Trust nor any of the other investment companies in the Fund Complex has adopted any plan providing pension or retirement benefits for Trustees.

                     PRINCIPAL HOLDERS OF THE TRUST'S SHARES

As of November 1, 2006, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the then outstanding shares of the Trust.

As of November 1, 2006, no persons beneficially owned more than 5% or more of the shares of the Fund.

          INVESTMENT ADVISER, SUB-ADVISERS AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER

Jackson National Asset Management, LLC ("JNAM" or "Adviser"), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust. As investment adviser, JNAM provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company ("Jackson"), which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the U.S.

JNAM acts as investment adviser to the Trust pursuant to an Investment Advisory and Management Agreement.

The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Fund or the Board of Trustees. It may be terminated at any time without penalty upon sixty (60) days notice by the Board, the Adviser, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement. The Investment Advisory and Management Agreement provides that the Adviser shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. As compensation for its services, the Trust pays the Adviser a fee in respect of each Fund as described in the Prospectus.

The Adviser, under the Investment Advisory Agreement, received $482,628 from the JNL Money Market Fund during the last fiscal year.

INVESTMENT ADVISER/SUB-ADVISERS AND PORTFOLIO MANAGERS

In addition to providing the services described above, the Adviser may, subject to the approval of the Trustees of the Trust, select, contract with and compensate the sub-adviser(s) to manage the investment and reinvestment of the assets of each Fund of the Trust. The Adviser monitors the compliance of the sub-adviser(s) with the investment objectives and related policies of the Fund and reviews the performance of such sub-adviser(s) and reports periodically on such performance to the Trustees of the Trust.

JACKSON NATIONAL ASSET MANAGEMENT, LLC

     JNAM, located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, makes the allocations to the Jackson Perspective 10 x 10 Fund. JNAM is a is a wholly owned subsidiary of Jackson National Life Insurance Company, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Assets of Jackson Perspective 10 x 10 Fund ("Fund") are invested in two mutual funds ("Underlying Funds") on a pre-determined allocation (approximately 50%) and rebalance every 13 months. JNAM manages the Fund according to those narrow asset allocation limits. In this context, the term "portfolio manager" refers to oversight of the asset allocation process, and portfolio managers perform primarily a technical, systems oversight role, insuring the proper pre-determined asset allocation in the Underlying Funds. Due to the reality that the Fund's portfolio managers do not perform any special tasks beyond their usual day-to-day functions as employees of the investment adviser and administrator to the Fund, do not perform extensive investment research and analysis on the Underlying Funds, and should not be considered portfolio managers beyond the most technical definition of the phrase "portfolio managers," there is no special compensation arrangement for the portfolio managers. The portfolio managers are paid their regular base salary, receive an incentive bonus opportunity, and receive a benefits package commensurate with all other JNAM employees.

Jackson's policy is to reward professional staff according to competitive industry scales, personal effort and performance. This is accomplished throughout three primary compensation elements: Base salary, annual bonus, and Jackson's long-term incentive program (LTIP). Base salary is evaluated for each professional at least annually based on tenure, performance, and market factors. The Jackson LTIP program is based on the overall performance of the operations of Jackson and other U.S. based affiliates. To help in retaining its investment professionals, the Jackson LTIP has a four-year cliff vesting. The mix of base, bonus, and LTIP varies by level, with more senior employees having a greater percentage of their pay at risk through annual bonus and LTIP.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2005:

Mark D. Nerud                                                          NUMBER OF                     TOTAL
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

William V. Simon                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

Daniel W. Koors                                                        NUMBER OF                     TOTAL
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

As discussed herein, the Fund is invested in the Underlying Funds according to a pre-determined allocation (approximately 50%) in the Underlying Funds. Daily cash flows will require the allocation of Fund assets among the Underlying Funds. Consequently, the portfolio managers may have access to purchase and sale information related to the Underlying Funds, which may create a conflict of interest should the portfolio managers attempt to trade in shares of the Underlying Funds. Shares of the Fund and the Underlying Funds may only be acquired through the Jackson variable contracts. Pursuant to JNAM's and the Funds' Code of Ethics, purchases and sales of JNL variable contracts must be reported by all "Access Persons," including the portfolio managers, and consequently, all transactions in the Fund and Underlying Funds are monitored for compliance with the Code of Ethics. In addition, JNAM and the Funds have adopted certain compliance policies and procedures, which are reasonably designed to maintain compliance with federal and state regulatory requirements, and to prevent conflicts of interests. However, there is no guarantee that such policies and policies and procedures will detect every situation in which a conflict arises.

SECURITY  OWNERSHIP OF PORTFOLIO  MANAGER(S) OF THE JACKSON  PERSPECTIVE 10 X 10
FUND

------------------------------ --------- ----------- ------------ ------------- -------------- --------------- --------------
      PORTFOLIO MANAGER          NONE    $1-         $10,001-     $50,001-      $100,001        $500,001         OVER
                                         $10,000     $50,000      $100,000      $500,000        $1,000,000       $1,000,000
------------------------------ --------- ----------- ------------ ------------- -------------- --------------- --------------
------------------------------ --------- ----------- ------------ ------------- -------------- --------------- --------------
Mark D. Nerud                     X
------------------------------ --------- ----------- ------------ ------------- -------------- --------------- --------------
------------------------------ --------- ----------- ------------ ------------- -------------- --------------- --------------
William V. Simon                  X
------------------------------ --------- ----------- ------------ ------------- -------------- --------------- --------------
------------------------------ --------- ----------- ------------ ------------- -------------- --------------- --------------
Daniel W. Koors                   X
------------------------------ --------- ----------- ------------ ------------- -------------- --------------- --------------

MELLON CAPITAL MANAGEMENT CORPORATION

     Mellon Capital Management Corporation ("Mellon Capital"), a Delaware corporation and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, is the sub-adviser for Jackson Perspective 5 Fund, Jackson Perspective Index 5 Fund, and Jackson Perspective Optimized 5 Fund. Mellon Capital's address is 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial holding company.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

As of January 2006, Mellon Capital's portfolio managers responsible for passively managed mutual funds are generally eligible for compensation consisting of base salary, bonus, and payments under Mellon Capital's long-term incentive compensation program. All compensation is paid by Mellon Capital and not by the mutual funds. The same methodology described below is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the Mellon Financial Corporation deferred compensation plan.

A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. The portfolio manager's base salary is not based on investment performance of the Fund(s).

A portfolio manager's bonus is determined by a number of factors. One factor is performance of the mutual fund relative to expectations for how the mutual fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. For index funds, the performance factor depends on how closely the portfolio manager tracks the mutual fund's benchmark index over a one-year period. Additional factors include the overall financial performance of Mellon Capital, the performance of all accounts (relative to expectations) for which the portfolio manager has responsibility, the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, certain portfolio managers are eligible to receive a payment from Mellon Capital's long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, a portion of the firm's profits is allocated to the long-term incentive compensation award. The annual awards are paid after three years.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2005:

Jackson Perspective 5 Fund
Susan Ellison, Richard Brown, Karen Wong                               NUMBER OF                    TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   34                   $8,463 Million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                  617                   $50,106 Million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   33                   $19,311 Million
                                                                 -----------------------    ------------------------

Jackson Perspective Index 5 Fund
Helen Potter and Paul Benson                                           NUMBER OF                    TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   3                    $11,897 Million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   77                   $6,809 Million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   6                     $604 Million
                                                                 -----------------------    ------------------------

Jackson Perspective Optimized 5 Fund
Susan Ellison, Richard Brown, Karen Wong                               NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   34                   $8,463 Million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                  617                   $50,106 Million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   33                   $19,311 Million
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

At Mellon Capital Management Corporation, individual portfolio managers may manage multiple accounts for multiple clients. Mellon Capital manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by select corporate officers. Mellon Capital has developed control procedures to ensure that no one client, regardless of type, is intentionally favored at the expense of another.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER(S)FOR THE JACKSON PERSPECTIVE 5 FUND AND THE JACKSON PERSPECTIVE
OPTIMIZED 5 FUND

--------------------------- --------- --------- ------------ ------------- -------------- --------------- --------------
      PORTFOLIO MANAGER       NONE    $1-       $10,001-     $50,001-      $100,001        $500,001         OVER
                                      $10,000   $50,000      $100,000      $500,000        $1,000,000       $1,000,000
--------------------------- --------- --------- ------------ ------------- -------------- --------------- --------------
--------------------------- --------- --------- ------------ ------------- -------------- --------------- --------------
Susan Ellison                  X
--------------------------- -------- ---------- ------------ ------------- -------------- --------------- --------------
--------------------------- -------- ---------- ------------ ------------- -------------- --------------- --------------
Richard Brown                  X
--------------------------- -------- ---------- ------------ ------------- -------------- --------------- --------------
--------------------------- -------- ---------- ------------ ------------- -------------- --------------- --------------
Karen Wong                     X
--------------------------- -------- ---------- ------------ ------------- -------------- --------------- --------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGER(S)FOR THE JACKSON PERSPECTIVE INDEX 5 FUND

--------------------------- --------- ----------- ------------ ------------- -------------- --------------- --------------
      PORTFOLIO MANAGER       NONE    $1-         $10,001-     $50,001-      $100,001        $500,001         OVER
                                      $10,000     $50,000      $100,000      $500,000        $1,000,000       $1,000,000
--------------------------- --------- ----------- ------------ ------------- -------------- --------------- --------------
--------------------------- --------- ----------- ------------ ------------- -------------- --------------- --------------
Helen Potter                   X
--------------------------- -------- ------------ ------------ ------------- --------------- --------------- -------------
--------------------------- -------- ------------ ------------ ------------- --------------- --------------- -------------
Paul Benson                    X
--------------------------- -------- ------------ ------------ ------------- --------------- --------------- -------------

WELLINGTON MANAGEMENT COMPANY, LLP

     Wellington Management Company, LLP ("Wellington Management"), with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as sub-adviser to the Jackson Perspective Money Market Fund and JNL Money Market Fund. Wellington Management is a Massachusetts limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2006, Wellington Management had investment management authority with respect to approximately $544 billion in assets.

                                SUB-ADVISORY FEES

As compensation for their services, the sub-advisers receive fees from the Adviser computed separately for the Fund. The fee for each Fund is stated as an annual percentage of the net assets of the Fund, and is calculated based on the average net assets of the Fund.

The following is the management fee the Adviser currently is obligated to pay the sub-adviser out of the advisory fees it receives from the Fund as described elsewhere in this SAI and the Prospectus:

                             FUND                                               ASSETS                        FEES

  JNL Money Market Fund................................        $0 to $750 million......................     0.05%*
                                                               Over $750 million.......................     0.04%*

  Jackson Perspective Money Market Fund................        $0 to $750 million......................     0.05%*
                                                               Over $750 million.......................     0.04%*

  Jackson Perspective 5 Fund...........................        $0 to $50 million.......................     0.12%
                                                               $50 to $100 million.....................     0.06%
                                                               $100 to $750 million....................     0.03%
                                                               Over $750 million.......................     0.015%

  Jackson Perspective Index 5 Fund.....................        $0 to $50 million.......................     0.12%
                                                               $50 to $100 million.....................     0.06%
                                                               $100 to $750 million....................     0.03%
                                                               Over $750 million.......................     0.015%

  Jackson Perspective Optimized 5 Fund.................        $0 to $50 million.......................     0.12%
                                                               $50 to $100 million.....................     0.06%
                                                               $100 to $750 million....................     0.03%
                                                               Over $750 million.......................     0.015%

* The assets of the JNL/Select Money Market Fund of the JNL Series Trust and the assets of the Jackson Perspective Money Market Fund and JNL Money Market Fund of JNL Investors Series Trust will be combined for purposes of determining the applicable annual rate.

The sub-advisory fees payable by the Adviser to the sub-advisers may be reduced as agreed to by the parties from time to time and approved by the Board of Trustees.

Subject to the supervision of the Adviser and the Trustees pursuant to investment sub-advisory agreements entered into between the Adviser and the sub-advisers, the sub-advisers invest and reinvest the Fund's assets consistent with each Fund's respective investment objectives and policies. The investment sub-advisory agreements continue in effect for the Funds from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Funds and by the shareholders of the affected Funds or the Board of Trustees. The sub-advisory agreements may be terminated at any time upon 60 days notice by either party and will terminate automatically upon assignment or upon the termination of the investment management agreement between the Adviser and the Funds. Additional Funds may be subject to a different agreement. Sub-advisers are responsible for compliance with or have agreed to use their best efforts to manage each respective Fund to comply with the provisions of Section 851 of the Internal Revenue Code, applicable to the Fund.

LICENSE AGREEMENTS. Jackson has entered into a License Agreement with Dow Jones & Company under the terms of which the Funds and Jackson are permitted to use and refer to certain copyright, trademark and proprietary rights and trade secrets of Dow Jones & Company.

Jackson has entered into a License Agreement with Standard & Poor's(R). The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index, which are determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Jackson has entered into a License Agreement with Value Line(R). Value Line Publishing, Inc.'s ("VLPI") only relationship to Jackson is VLPI's licensing to Jackson of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the "System"), which is composed by VLPI without regard to Jackson, this Product or any investor. VLPI has no obligation to take the needs of Jackson or any investor in the Product into consideration in composing the System. The Product results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the Product or the timing of the issuance for sale of the Product or in the calculation of the equations by which the Product is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PRODUCT.

Jackson has entered into a License Agreement with The Nasdaq Stock Market, Inc. The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the CORPORATIONS). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to Jackson National Life Insurance Company (LICENSEE) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

"THE NASDAQ-100(R)," "NASDAQ-100 INDEX(R)," "NASDAQ STOCK MARKET(R)" AND "NASDAQ(R)" ARE TRADE OR SERVICE MARKS OF THE NASDAQ, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR USE BY JACKSON. THE CORPORATIONS HAVE NOT PASSED ON THE LEGALITY OR SUITABILITY OF THE JACKSON PERSPECTIVE OPTIMIZED 5 FUND. THE JACKSON PERSPECTIVE OPTIMIZED 5 FUND IS NOT ISSUED, ENDORSED, SPONSORED, MANAGED, SOLD OR PROMOTED BY THE CORPORATIONS. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JACKSON PERSPECTIVE OPTIMIZED 5 FUND.

ADMINISTRATIVE FEE. The Administrator provides all necessary administrative functions and services for the operation of the Trust and the separate Funds. In addition, the Administrator provides fund accounting and administration services for each Fund. Each Fund (except the JNL Money Market Fund) is responsible for audit expenses, transfer agent costs, custody, printing and mailing, trading expenses including brokerage commissions, interest and taxes, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees, registration/regulatory expenses, and other operating expenses.

CUSTODIAN. The custodian has custody of all securities and cash of the Trust and attend to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust.

Mellon Trust of New England, N.A. (formerly Boston Safe Deposit & Trust Company), One Boston Place, Boston, Massachusetts 02108, acts as custodian for the Funds (except the Jackson Perspective 10 x 10 Fund). The custodian is an affiliate of Mellon Capital Management Corporation.

The Trust acts as custodian for the Jackson Perspective 10 x 10 Fund.

TRANSFER AGENT. JNAM is the transfer agent and dividend-paying agent for the JNL Money Market Fund.

PFPC, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, is the transfer agent pursuant to a Transfer Agency Agreement for the Funds (excluding the JNL Money Market Fund) of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Trustees have appointed KPMG LLP as the Trust's independent registered public accounting firm. KPMG LLP, 303
E. Wacker Drive, Chicago, Illinois 60601, will audit and report on the Trust's annual financial statements and will perform other professional accounting, auditing and advisory services when engaged to do so by the Trust.

FUND TRANSACTIONS AND BROKERAGE. Pursuant to the Sub-Advisory Agreements, the sub-advisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. Except as provided under the Trust's Directed Brokerage Guidelines, which are described below, the sub-advisers may place portfolio securities orders with broker-dealers selected in their discretion. The sub-advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results for the Trust ("best execution"), and each sub-adviser has adopted policies and procedures intended to assist it in fulfilling that obligation. In doing so, a Fund may pay higher commission rates than the lowest available when sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

The cost of securities transactions for each Fund consist not only of brokerage commissions (for transactions in exchange-traded equities, over-the-counter equities, and certain derivative instruments) or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds' transactions. Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the sub-adviser may deal directly with dealers who make a market in the securities. Such dealers usually act as principals for their own account. Securities may also be purchased from various market centers.

In selecting broker-dealers through which to effect transactions, each sub-adviser gives consideration to a number of factors described in its policy and procedures. The sub-advisers' policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. Consideration of these factors by a sub-adviser, either in terms of a particular transaction or the sub-adviser's overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser, could result in the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Under the terms of the Sub-Advisory Agreements, and subject to best execution, the sub-advisers also expressly are permitted to give consideration to the value and quality of any "brokerage and research services" (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended), including securities research, statistical, quotation, or valuation services provided to the sub-adviser by the broker-dealer. In placing a purchase or sale order, a sub-adviser may use a broker-dealer whose commission in effecting the transaction is higher than that another broker-dealer might have charged for the same transaction if the sub-adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the sub-adviser's overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser. Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Research services provided by broker-dealers through which the sub-adviser effects Fund transactions may be used by the sub-adviser in serving any or all of its accounts, and not all such services may be used by the sub-adviser in connection with the sub-advisers' services to the Trust.

During the fiscal year ended October 31, 2006, the Funds did not direct portfolio securities transactions nor pay any commissions thereon, to broker-dealers which provided research services to the JNL Money Market Fund's sub-adviser.

During the fiscal year ended October 31, 2006, the Funds did not pay any commissions thereon, to affiliated broker-dealers of the JNL Money Market Fund's sub-adviser.

Where new issues of securities are purchased by a Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a sub-adviser in addition to selling the securities to the Fund or other advisory clients of the sub-adviser.

Pursuant to the Trust's Directed Brokerage Guidelines, the Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct JNAM, in its capacity as the Trust's investment adviser, and each of the sub-advisers retained by JNAM (and approved by the Trust) to manage certain of the Funds, acting as agents for the Trust or its Funds to execute orders for the purchase or sale of portfolio securities with broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Funds back to the Funds.

In addition, in selecting broker-dealers to execute orders for the purchase or sale of portfolio securities for a Fund, JNAM and sub-advisers, may not take into account the broker-dealers' promotion or sale of Fund shares. The Trust, JNAM, the sub-advisers and Jackson National Life Distributors LLC, the principal underwriter for the Trust, may not enter into any agreement (whether oral or written) or other understanding under which the Trust directs or is expected to direct to a broker-dealer, in consideration for the promotion or sale of shares issued by the Trust or any other registered investment company, portfolio securities transactions, or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Trust's portfolio transactions effected through any other broker-dealer.

From time to time the Board of Trustees will review whether the sub-adviser's recapture for the benefit of the Funds of some portion of the compensation paid by the Fund on the portfolio transactions is legally permissible and advisable. The Board of Trustees intend to continue to review whether recapture opportunities are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the Funds to participate, or continue to participate, in the commission recapture program.

Portfolio transactions for a Fund may be executed on an agency basis through broker-dealers that are affiliated with the Trust, the Adviser or a sub-adviser, if, in the sub-adviser's judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions. All transactions with affiliated broker-dealers must comply with Rule 17e-1 under the 1940 Act, and are reported to and reviewed by the Trustees on a regular basis.

Subject to compliance with Rule 10f-3 under the 1940 Act, sub-advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the sub-adviser is a member. All such transactions are reported to and reviewed by the Trustees on a regular basis.

Subject to compliance with Rule 17a-7 under the 1940 Act, sub-advisers are permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the sub-adviser. All such transactions are reported to and reviewed by the Trustees on a regular basis.

There are occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or a sub-adviser, or an affiliated company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when the Adviser or the sub-adviser believes that to do so is in the interest of the Fund and the other accounts participating. When such concurrent authorizations occur the executions will be allocated in an equitable manner.

THE DISTRIBUTOR. Jackson National Life Distributors LLC ("Distributor" or "JNLD"), 8055 E. Tufts Avenue, Denver, Colorado 80237, is the distributor of the shares of the Fund, which are offered for sale on a continuous basis. JNLD is a wholly owned subsidiary of Jackson, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. The Distribution Agreement was approved by the Board of Trustees on August 30, 2006, and will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the Trustees and (ii) by a majority of the Trustees who are not a party to the Agreement or interested persons of any such party.

DISTRIBUTION PLAN. Rule 12b-1 under the 1940 Act prohibits an investment company, or any separate series or class of shares, from engaging "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature," unless the company has adopted a written plan authorizing those expenditures in compliance with Rule 12b-1.

On August 30, 2006, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved the Distribution Plan pursuant to the Rule 12b-1 with respect to the Class A interests of each Fund (with the exception of the JNL Money Market Fund). The Board of Trustees of the Trust, including a majority of the Independent Trustees, also approved a Distribution Plan for Class C interests of each Fund. Also at that meeting, the Board, including a majority of the Independent Trustees, approved a related Distribution Agreement with JNLD, appointing JNLD as distributor of the interests of the Trust. JNLD currently serves as distributor for other investment companies advised by JNAM and for Variable Contracts issued by Jackson and Jackson National Life Insurance Company of New York.

Under the Distribution Plan for the Class A Shares, each Fund will accrue daily and pay quarterly a distribution fee at a maximum annual rate of 0.25% (with the exception of the Jackson Perspective 10 x 10 Fund and JNL Money Market Fund, which has no distribution fee for Class A shares) of the average daily net assets attributable to the Class A shares of the Fund. To the extent consistent with the Distribution Plan and applicable law, the distribution fees reimburse JNLD or compensate broker-dealers, administrators, or others for providing distribution, shareholder services and related administrative services. The types of services and expenses that may be reimbursed or compensated pursuant to the Distribution Plan include, but are not limited to, the following:

     o Development, preparation, printing and mailing of Class A Funds' prospectuses, SAIs or supplements, sales literature and other promotional materials describing and/or relating to the Fund and reports or communications which the Trust has prepared for distribution;

     o Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of Class A shares;

     o Other distribution-related expenses, including pro-rated portion of Distributor's overhead expenses attributable to the distribution of Class A Shares, as well as for additional distribution fees paid to securities dealers or their firms or others (including retirement plan recordkeepers) who have executed agreements with the Trust, Distributor or its affiliates, or for certain promotional distribution charges paid to broker-dealer firms or others, or for participation in certain distribution channels;

     o    Training sales personnel regarding sales of Class A shares; and

     o Financing other activities that the Board of Trustees determines are primarily intended to result in the servicing or sale of Class A shares.

Under the Distribution Plan for the Class C Shares, each Fund will accrue daily and pay quarterly a distribution fee at a maximum annual rate of 1.00% of the average daily net assets attributable to the Class C interests of the Fund (except the Jackson Perspective 10 x 10 Fund, which has a 0.75% distribution fee). The Funds' distributor may advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, the Distributor may retain the service fee paid by a Fund with respect to such shares for the first year of purchase. The Distributor and its affiliates are entitled to return all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by the Distributor or its affiliates for shareholder accounts.

To the extent consistent with the Distribution Plan and applicable law, the distribution fees may be used to reimburse JNLD or compensate broker-dealers, administrators, or others for providing distribution, shareholder services and related administrative services. The types of services and expenses that may be reimbursed or compensated pursuant to the Distribution Plan include, but are not limited to, the following:

     o    Development,  preparation,  printing  and  mailing  of  Class C Funds'
          prospectuses,   SAIs  or  supplements,   sales  literature  and  other
          promotional materials describing and/or relating to the Fund;

     o Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of Class C shares;

     o Other distribution-related expenses, including pro-rated portion of Distributor's overhead expenses attributable to the distribution of Class C shares, as well as for additional distribution fees paid to securities dealers or their firms or others (including retirement plan recordkeepers) who have executed agreements with the Trust, Distributor or its affiliates, or for certain promotional distribution charges paid to broker-dealer firms or others, or for participation in certain distribution channels;

     o    Training sales personnel regarding sales of Class C shares; and

     o Financing other activities that the Board of Trustees determines are primarily intended to result in the servicing or sale of Class C shares.

INITIAL SALES CHARGE AND CONTINGENT DEFERRED SALES CHARGE. As described in the prospectus, Class A shares of each Fund (except the JNL Money Market Fund and Jackson Perspective Money Market Fund) are sold pursuant to an initial sales charge, which declines as the amount of the purchase reaches certain defined levels. A contingent deferred sales charge ("CDSC") is imposed upon certain redemptions of the Class A Shares.

                                     CLASS A

EQUITY FUNDS                     SALES CHARGE               DEALER CONCESSION

Up to $49,999.99                      5.75%                       5.00%
$50,000 to $99,999.99                 4.50%                       3.75%
$100,000 to $249,999.99               3.50%                       2.75%
$250,000 to $499,999.99               2.50%                       2.00%
$500,000 to $749,999.99               2.00%                       1.60%
$750,000 to $999,999.99               1.50%                       1.20%
$1,000,000 +                          0.00%                       1.00%*


* You will also be charged a 1% CDSC on shares that you redeem within 1 year of purchase.

                                 CLASS C SHARES

Class C shares are offered at NAV without a front-end sales charge. Annual distribution fees are 1.00%. Sales charges do not apply to reinvested dividends or capital gain distributions. You will also be charged a 1% CDSC on shares that you redeem within 1 year of purchase. After 10 years, the Class C shares convert to Class A shares.

Requests to buy Class C shares that exceed $500,000 will either be accepted and processed as requests to buy Class A shares, or declined.

Each Fund receives the net assets from the sale of shares. The Distributor retains the sales charge on sales of Class A shares from which it allows concessions from the applicable public offering price to dealers, which concessions are uniform for all dealers in the U.S. and its territories. The normal concession allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, the Distributor may reallow to dealers up to the full applicable sales charge, as shown in the above table, or may establish other sales programs during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels.

In certain cases described in the Prospectus, the CDSC is waived on redemptions of Class A or Class C shares for certain classes of individuals or entities on account of (i) the fact that the Funds' sales-related expenses are lower for certain of such classes for which the CDSC is not waived, (ii) waiver of the CDSC with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations, or
(iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

CODE OF ETHICS. To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the Trust, the Adviser, the sub-advisers and JNLD have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information regarding portfolio transactions of the Funds of the Trust. The Trust's and the Adviser's Codes comply, in all material respects, with the recommendations of the Investment Company Institute. Subject to the requirements of the Codes, employees may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust.

PROXY VOTING FOR SECURITIES HELD BY THE FUNDS. The Board of Trustees has adopted the proxy voting policy and procedure ("Trust Policy") of the Adviser, pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser, and pursuant to which the Adviser has delegated proxy voting responsibility to each of the sub-advisers. The Trust has adopted each of the sub-adviser's proxy voting policies and procedures ("Policies"). The Policies (or summaries) are attached to this SAI. The Trustees will review each Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Funds' shareholders, the Adviser, or the Sub-Advisers, the Sub-Advisers will generally vote the proxies related to the companies giving rise to such conflict, and report to the Board of Trustees on such conflicts.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The sub-advisers generally review each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The sub-advisers may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. In addition, the sub-advisers will monitor situations that may result in a conflict of interest between the Funds' shareholders and the sub-advisers, or affiliate of the Funds. A description of the Policies used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30 are available without charge, upon request by calling (1) 1-888-276-0061, (2) on Jackson National Life Insurance Company's website at WWW.JNL.COM, (3) on Jackson National Life Insurance Company of New York's website at WWW.JNLNY.COM, and (4) on the SEC's website at WWW.SEC.GOV.

                       DISCLOSURE OF PORTFOLIO INFORMATION

POLICIES AND PROCEDURES

I.   INTRODUCTION

JNAM is the investment adviser to the Funds and certain non-affiliated sub-advisers conduct the day-to-day management of the Funds. Pursuant to the sub-advisers' respective "Sub-Advisory Agreements" with JNAM, the sub-advisers make the investment decisions for the Funds, including determinations as to the purchase and sale of securities for the Funds and the disposition of the assets for the Funds. The Adviser, pursuant to exemptive relief granted by the SEC, is a "Manager of Managers," and monitors and reviews the performance of the sub-advisers and the Funds. In providing this oversight function, JNAM regularly reports to the Funds' Board related to sub-adviser management, trading, and compliance functions. The Adviser does not make individual investment decisions on behalf of the Funds. The Adviser does not have a portfolio management department and does not operate a trading desk. The Adviser provides the Funds with various services, including, but not limited to, compliance, fund accounting, certain transfer agency services, due diligence, and administrative services.

Certain of the Funds underlie variable products sponsored by Jackson National Life Insurance Company, and are primarily sold to the separate accounts of those variable products, and are also sold to participants in certain "Qualified Retirement Plans." Certain of the Funds are sold as retail mutual funds.

II.  STATEMENT OF POLICY

JNAM, the Distributor, and the Funds' Board have approved and adopted policies and procedures governing the disclosure of information regarding the Funds' portfolio holdings. In adopting these policies and procedures, the Funds' Board assessed the use of Fund portfolio information, and the manner in which such information is conveyed to other parties, including the shareholders. The procedures are designed to control the disclosure of Fund portfolio information. These policies and procedures are intended to balance the interests of the Funds' shareholders and their access to portfolio information, with the interests of JNAM and the Distributor in the administration and management of the Funds. The Funds' Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws.

As a general matter, it is JNAM's policy that public disclosure of information concerning the Funds' portfolio holdings should allow all relevant parties consistent and equal access to portfolio information. In applying these principles, the Funds' portfolio disclosures shall be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public.

     A. POLICY REQUIREMENTS. In order to implement this policy, the procedures generally provide that:

          (i) Information about the Funds' portfolio holdings may not, except as set forth herein, be disclosed until it is either filed with the SEC, or mailed out to shareholders, which filing or mailing will not be made sooner than thirty (30) days after quarter end;

          (ii) Portfolio holdings information that is solely available in other regulatory reports or filings may not be disclosed, except as expressly authorized by the Funds' President;

          (iii) Portfolio   holdings   information  for  certain  of  the  Funds
               (including, but not limited to, the fund of funds and index funds) that is more current than that in reports or other filings filed electronically with the SEC may be disclosed in certain printed materials provided the information is posted on the Funds' website one (1) day prior to the use of any printed materials; and

          (iv) Information about the Funds' portfolio holdings shall not be disclosed by the Funds, JNAM, the Distributor, and personnel at the foregoing entities, to obtain compensation or consideration.

               The foregoing, general policy requirements may not apply to certain of the Funds, including, but not limited, to the money market portfolios.

     B. PUBLIC DISCLOSURES. Information regarding each Fund's portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC. Such reports shall be released not sooner than thirty (30) days after the end of the relevant reporting period, or after such period required under applicable law.

III. OTHER DISCLOSURES

     A. MONTHLY OVERVIEWS. The Funds and the Distributor may disclose the Funds' ten (10) largest portfolio holdings in monthly overviews in connection with the distribution of Fund shares. The monthly overview updates may not be released earlier than thirty (30) days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis. The Funds will disclose their ten (10) largest portfolio holdings on the Funds' website at WWW.JNL.COM or WWW.JNLNY.COM at approximately the same time as printed performance updates are first released. For certain sub-advised Funds, the Distributor may periodically disclose portfolio holdings thirty
          (30) days after the relevant reporting period, and such disclosures shall not be provided to any broker-dealers on a preferential basis. The Funds may also disclose, on their website, portfolio holdings and composition as of the end of each quarter; such information may be released not less than thirty (30) days after the end of the relevant calendar quarter.

     B. SERVICE PROVIDERS. The Funds may disclose their portfolio holdings to mutual fund databases and rating services (such as Lipper and Morningstar):

          (i) On a quarterly basis, however, such holdings information shall be released not sooner than thirty (30) days after the end of the relevant reporting period;

          (ii) At such time as those service providers may request; and/or

          (iii) As necessary for JNAM and the Funds to obtain materials and information from the service providers.

               The disclosure of portfolio holdings to service providers is generally made for the purpose of obtaining ratings for the Funds and enabling such service providers to provide such portfolio holding information to the public as they typically provide for other rated mutual funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information to the approved purposes.

     C. OTHER DISCLOSURES. The Funds periodically provide information concerning their portfolio holdings to the Adviser's consultants, service providers, and the Funds' Board in connection with transactions/services provided to, or on behalf of, the Funds. In addition to the Adviser, these service providers may include any sub-adviser, distributor, auditor, and/or legal counsel to the funds, the trustees or the service providers. The Funds may also disclose portfolio holdings information to any person who expressly agrees in writing to keep the disclosed information in confidence, and to use it only for purposes expressly authorized by the Fund. Furthermore, as authorized by the Funds' President, in writing, and upon his/her determination that such disclosure would be in the interests of the relevant Fund and its shareholders, a Fund may disclose portfolio holdings information.

     D. REGULATORY DISCLOSURES. The Funds may also disclose portfolio holdings information to any regulator in response to any regulatory requirement, or any regulatory inquiry or proceeding, and to any person, to the extent required by order or other judicial process.

IV.  REPORTING, RECORDKEEPING, AND EXCEPTIONS

Any exceptions to these policies and procedures authorized by the Funds' President shall be reported to the Funds' Board. The Funds' Board shall also receive annual reports concerning the operation of these policies and procedures. The Funds' Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws. All disclosures made pursuant to these policies and procedures, for both JNAM and the Funds, must be preserved for a period of not less than six (6) years, the first (2) years in an appropriate office of JNAM.

                  PURCHASES, REDEMPTIONS AND PRICING OF SHARES

Shares of the JNL Money Market Fund and Jackson Perspective Money Market Fund may be purchased at their respective net asset values which is expected to be constant at $1.00 per share, although this price is not guaranteed.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

As stated in the Prospectus, the net asset value ("NAV") of each Fund's shares is determined once each day on which the New York Stock Exchange ("NYSE") is open (a "Business Day") at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern Time, Monday through Friday). The NAV of the Fund's shares is not determined on the days the NYSE is closed, which days generally are New Year's Day, Martin Luther King Jr. holiday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on any days so determined by the Funds' Board.

The Fund will not calculate a NAV or accept orders on the days the NYSE is closed, as well as Federal holidays.

The per share NAV of the Funds is determined by dividing the total value of the securities and other assets, less liabilities of each Fund's share class, by the total number of shares outstanding per share class. In determining per share NAV, securities listed on the national securities exchanges, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Securities that are traded on the over-the-counter market are valued at their closing bid prices. The values of foreign securities and currencies are translated to U.S. dollars using exchange rates in effect at the time of valuation. The Fund may determine the market value of individual securities held by it, by using prices provided by one or more independent pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within sixty (60) days are valued on the amortized cost basis.

The Trustees have adopted procedures pursuant to which the Administrator may determine, subject to ratification by the Funds' Board, the "fair value" of securities for which a current market price is not available.

Certain of the Funds invest in securities that are traded in European and Far Eastern securities markets. Due to differences in local time, trading in securities on European and Far Eastern securities exchanges and over-the-counter markets normally is completed well before the close of business on each Business Day. In addition, European and Far Eastern securities trading generally, or in a particular country or countries, may not take place on all Business Days due to differing national holidays or for other reasons. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on other days which are not Business Days and on which a Fund's NAV is not calculated.

A Fund calculates its per share NAV, and effects sales, redemptions and repurchases of its shares at that NAV per share, as of the close of the NYSE once on each Business Day. Because the calculation of a Fund's NAV does not take place contemporaneously with the determination of the closing prices of the majority of the foreign portfolio securities used in such calculation, the Trust's procedures for pricing of portfolio securities authorize the Administrator, subject to verification by the Trustees, to determine the "fair value" of such securities for purposes of calculating a Fund's net asset value. This will occur if the Administrator determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's net asset value calculation. If market quotations as to any security held by a Fund are not readily available, or if JNAM determines such quotations are not reflective of market value, the "fair value" or such security shall be determined in good faith pursuant to these procedures. Certain specified percentage movements in U.S. equity market indices are deemed under the Trust's pricing procedures to be a "significant event." Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator adjusts the closing prices of foreign portfolio securities, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining a Fund's net asset value.

The securities of the JNL Money Market Fund and the Jackson Perspective Money Market Fund are valued at amortized cost, which approximates market value, in accord with Rule 2a-7 under the 1940 Act. The net income of a Fund is determined once each day, on which the NYSE is open, at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern time, Monday through Friday). All the net income of the Fund, so determined, is declared as a dividend to shareholders of record at the time of such determination. For the Jackson Perspective Money Market Fund, dividends will be accrued on the second day of investment. Shares purchased become entitled to dividends declared as of the first day of investment. For the Jackson Perspective Money Market, unless instructed otherwise, dividends are distributed in the form of additional shares of the Fund on the last business day of each month at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income. For the JNL Money Market Fund dividends are distributed in the form of additional shares of the Fund on the last business day of each month at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

For this purpose, the net income of the Fund (from the time of the immediately preceding determination thereof) shall consist of: (i) all interest income accrued on the portfolio assets of the Fund, (ii) less all actual and accrued expenses, and (iii) plus or minus net realized gains and losses on the assets of the Fund determined in accord with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity. Securities are valued at amortized cost which approximates market, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act.

The Trust may suspend the right of redemption for the Funds only under the following unusual circumstances: (i) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (ii) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (iii) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

           DESCRIPTION OF SHARES; VOTING RIGHTS; SHAREHOLDER INQUIRIES

DESCRIPTION OF SHARES. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue any number of Fund shares. In that case, the shares of the Fund would participate equally in the earnings, dividends, and assets of the Fund. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

VOTING RIGHTS. Shareholders are entitled to one vote for each share held. Except for matters affecting a particular Fund or Class, as described below, all shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as fewer than a two-thirds majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint additional or successor Trustees, provided that immediately after the appointment of any additional or successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees.

In matters affecting only a particular Fund, the matter shall have been effectively acted upon by a majority vote of the shares of only the Fund even though: (i) the matter has not been approved by a majority vote of the shares of any other Fund; or (ii) the matter has not been approved by a majority vote of the shares of the Trust.

Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

     o    Designate a Fund of the Trust;

     o    Change the name of the Trust; or

     o Supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal or state regulations if they deem it necessary.

If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable when issued.

SHAREHOLDER INQUIRIES. All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the back cover page of the Prospectus.

                                   TAX MATTERS

TAXES. The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. This information is general in nature only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The information is based upon current provisions of the Internal Revenue Code of 1986, as amended ("Code"), existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The information applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The information here and in the prospectus is not intended as a substitute for careful tax planning.

Management believes that each Fund will qualify for treatment as a "regulated investment company" under Subchapter M of the Code, for the fiscal year ended October 31, 2007. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves a Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. To qualify as a regulated investment company, a Fund must pay out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), must meet the 90% qualifying income requirements (which specify under the Code that 90% of gross income for a Fund must be derived from acceptable security types and transactions) and must meet certain asset diversification and other requirements. If a Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

DIVIDENDS. The Jackson Perspective Money Market Fund and JNL Money Market Fund ordinarily declares dividends from a Fund's net investment income and net short-term capital gains, if any, on each day the NYSE and Transfer Agent is open for regular business. Earnings for Saturdays, Sundays and holidays are declared as dividends on the prior business day. Dividends are usually paid on the last calendar day of each month, and are automatically reinvested in additional Fund shares at net asset value. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption.

DISTRIBUTIONS. All dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder's federal income tax return. Dividends paid out of a Fund's investment company taxable income (which includes any short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

Dividends paid by a Fund generally are not expected to qualify for the deduction for dividends received by corporations. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held the shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund's investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund is required under the Code to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for a lower maximum rate. A shareholder would also have to satisfy a holding period of more than 60 days with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in REITs, bonds, and other debt instruments will not generally qualify for the lower rates. Funds not invested in equity securities that generate dividend income with moderate to low portfolio turnover rates will generally not derive significant amounts of qualifying dividend income.

Federal regulations requires that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. Failure to furnish a certified TIN to the Transfer Agent could subject you to a $50 penalty imposed by the Internal Revenue Service and possible federal withholdings on dividend income earned.

SALES OF SHARES. Upon the disposition of shares of a Fund (whether by redemption or exchange), a shareholder will realize a gain or a loss. Such gain or loss will be deemed a capital gain or loss if the shares are considered capital assets in the shareholder's hands, and long-term or short-term designation will generally depend upon the shareholder's holding period of its investment. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or more will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

MARKET DISCOUNT. If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount may be included in ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding interest.

BACKUP WITHHOLDING. Each Fund may be required to withhold at the current rate of 28% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability. Although backup withholding may not be required, a 30% basic withholding would be required on dividends and net short-term capital gains.

OPTIONS, FUTURES AND FORWARD CONTRACTS. The diversification requirements applicable to each Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures and forward contracts. Some of the options futures contracts and forward contracts used by the Funds may be "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (60/40) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddles rules have been promulgated, the tax consequences of transactions in options, futures, and forward contracts to the Funds are not entirely clear. The transactions may increase the amount of short-term capital gains realized by a Fund, which are taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code that is applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains and losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

The qualifying income and diversification requirements applicable to a Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, and forward contracts. If a Fund engages in a significant level of straddles as part of its investment strategy, qualifying dividend income which is subject to a 15% tax rate may be substantially reduced since dividend income from securities utilized in straddles do not meet the holding period requirements necessary to be classified as qualified dividend income.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Funds may invest in the stock of foreign corporations, which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by a Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on a portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. Alternatively, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any marked-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could in limited circumstances, incur nondeductible interest charges. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not invest in PFIC shares.

FOREIGN CURRENCY TRANSACTIONS. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

FOREIGN TAXATION. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a tax credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund' s income will flow through to shareholders of the Fund. In that case, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-dominated debt securities, receivables and payables may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and for individuals foreign taxes generally are not deductible in computing alternative minimum taxable income.

ORIGINAL ISSUE DISCOUNT. Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (OID) is treated as interest income and is included in income over the term of debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or as OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by a Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

CONSTRUCTIVE SALES. Under certain circumstances, a Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position.

In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend on the Fund's holding period in the property. Loss from a constructive sale would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

EXCHANGE OF FUND SHARES. If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder's gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder's tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

NON-U.S. SHAREHOLDERS.

WITHHOLDING OF INCOME TAX ON DIVIDENDS: Dividends paid (including distributions of any net short-term capital gains) on shares beneficially held by a period who is a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in the U.S., and the shares held by such beneficial holder are effectively connected with the conduct by the beneficial holder of a trade or business in the U.S., the dividend will be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will not be subject to withholding of U.S. federal income tax.

With respect to taxable years of funds beginning after December 31, 2004, certain "interest-related dividends" and "short-term capital gain dividends" that the fund designates as such are not subject to the 30% withholding tax on U.S.-source income that is not effectively connected with a U.S. trade or business that would otherwise apply to dividends paid to shareholders who are not treated as "U.S. persons" for U.S. federal income tax purposes. "Interest -related dividends" are dividends that a fund derives from certain types of interest income. "Short-term capital gain dividends" are dividends derived from the fund's net short-term capital gain. Various limitations apply to both "interest-related dividends" and "short-term capital gain dividends". Affected shareholders should consult their tax advisers for additional information.

INCOME TAX ON SALES OF A FUND'S SHARES: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the U.S. of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the U.S. or (ii) in the case of an individual holder, the holder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions met.

STATE AND LOCAL TAX: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

ESTATE AND GIFT TAXES: Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the U.S. and will be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the U.S., such tax will be imposed at graduated rates as in effect at that time on the total value (less allowable deductions and allowable credits) of the decedent's property situated within the U.S. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

The availability of reduced U.S. taxation pursuant to a treaty or an applicable estate tax convention depends upon compliance with established procedures for claiming benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and any applicable treaty or convention.

OTHER TAXATION. Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax (qualifying federal obligations). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of the Fund's dividend distribution that is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                              FINANCIAL STATEMENTS

The financial statements of the JNL Investors Series Trust for the period ended October 31, 2006 are incorporated by reference (which means they legally are part of this SAI) from the Trust's Annual Report to shareholders. The Annual Report is available at no charge upon written or telephone request to the Trust at the address and telephone number set forth on the front page of this Statement of Additional Information.



                                                                V6043 12/06

                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

               PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

I.   INTRODUCTION

JNAM views the proxy voting process as a component of the investment process and, as such, seeks to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for its clients. JNAM maintains a policy of seeking to protect the best interests of its clients should a proxy issue potentially implicate a conflict of interest between its clients and JNAM or its affiliates. Schedule A lists the Funds to which this policy relates.

While JNAM is the investment adviser to the Funds, certain non-affiliated sub-advisers ("Sub-Advisers") conduct the day-to-day investment management of the Funds. Pursuant to the Sub-Advisers' respective "Sub-Advisory Agreements" with JNAM, the Sub-Advisers make the investment decisions for the Funds, including determinations as to the purchase and sale of securities for the Funds and the disposition of the assets for the Funds. JNAM, pursuant to exemptive relief granted by the SEC, is a "Manager of Managers," and monitors and reviews the performance of the Sub-Advisers and the Funds. JNAM does not make individual investment decisions on behalf of the Funds. JNAM does not have a portfolio management department and does not operate a trading desk. JNAM provides the Funds with various services, including, but not limited to, compliance, fund accounting, transfer agency services, due diligence, and administrative services.

II   DELEGATION TO THE SUB-ADVISERS

JNAM is authorized to delegate, in whole or in part, its proxy voting authority to the Funds' Sub-Advisers, or other third party vendors, consistent with the policies set forth below. The Sub-Advisers are expected to identify and seek to obtain the optimal benefit for the Funds. JNAM believes that the Sub-Advisers generally are also best suited to evaluate and vote proxies for the securities they acquire for the Funds. Therefore, except as provided below, it is the JNAM's policy to delegate its proxy voting responsibility, as delegated to JNAM by the Funds' Board, to the Sub-Advisers of each Fund and to maintain substantial oversight to ensure that each Fund's Sub-Adviser has written policies that meet certain minimum standards, as follows:

     A. The policies are expected to be reasonably designed to protect the best interests of the Fund.

     B. JNAM expects that a Sub-Adviser's proxy voting guidelines will be set forth in sufficient detail. The proxy voting guidelines (or the Sub-Adviser's, through separate written means) should address at least the following issues:

          o The extent to which the Sub-Adviser delegates its proxy voting decisions to a third party, or relies on the recommendations of a third party;

          o    Policies  and  procedures  relating  to  matters  that may affect
               substantially   the  rights  or  privileges  of  the  holders  of
               securities to be voted; and

          o Policies regarding the extent to which the Sub-Adviser will support or give weight to the views of management of a portfolio company.

          The policies are expected to delineate procedures to be followed when a proxy vote presents a conflict between the interests of a Fund and the interests of its Sub-Adviser and/or its affiliates, and to resolve any conflicts of interest based on the best interests of the Fund. If the matter involves an issue that is specifically addressed in the Sub-Adviser's proxy voting policies, the proxy shall be cast in accordance with those policies.

     C. To the extent that a Sub-Adviser identifies a material conflict of interest between itself and the interests of a Fund, the Sub-Adviser shall notify JNAM at least annually and confirm how the conflict was resolved.

     D. Each Sub-Adviser is expected to deliver to JNAM, or its appointed vendor, its annual proxy voting record in a form suitable for filing on Form N-PX. This form shall include the following information:

          o    Name of the issuer of the portfolio security;

          o    Exchange ticker symbol of the portfolio security;

          o    The CUSIP number of the portfolio security;

          o    The shareholder meeting date;

          o    A brief identification of the matter voted on;

          o Whether the matter was proposed by the issuer or by a security holder;

          o    Whether the registrant cast its vote on the matter;

          o    How the registrant cast its vote; and

          o    Whether the Sub-Adviser cast its vote for or against management.

     E. JNAM shall report at least annually to the Funds' Board, on the Funds' proxy voting during that year, including the resolution of any conflicts of interest during that period, any votes cast in contravention of the Sub-Advisers' proxy voting policy, and any recommended changes in the Funds' proxy voting policies, and/or any recommended changes in the third party service providers.

III. RESERVATION OF JNAM'S AUTHORITY

JNAM shall annually review the proxy voting policies of each Sub-Adviser, and shall provide such policies annually to the Funds' Board for review. JNAM seeks to insure that the Sub-Advisers seek the best interests of the Funds in voting proxies for the Funds, as described herein.

In addition, JNAM recognizes that in certain circumstances, Sub-Advisers may wish to abstain from a proxy vote based on a cost benefit analysis that casting a vote would not be in the overall best interests of the Fund it sub-advises. In cases where the operational or other costs involved in voting a proxy outweigh potential benefits, JNAM shall permit a Sub-Adviser to abstain from voting. In particular, JNAM recognizes the following circumstances where voting might not be in the best interests of a Fund:

     o    Voting a proxy for securities held in a passively managed index fund;

     o Voting a proxy for certain foreign securities with "block out" or other restrictive features associated with proxy voting or which involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person; and

     o Voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote.

Further, JNAM reserves the right to vote proxies with respect to any portfolio of a Fund that is operated as "Funds of Funds" pursuant to Section 12(d)(1)(G) of the 1940 Act. Those portfolios invest solely in shares of other Funds. As a result, JNAM anticipates that all of the proposals to be voted on by the Fund of Funds portfolios will previously have been presented to the Funds' Board.

Accordingly, it is JNAM's policy to vote Fund shares held by the Fund of Funds portfolios in accordance with the recommendation of the relevant Funds' Board with respect to the proposal, provided that such proposal has been approved by a majority of the independent Managers/Trustees on the relevant Board. JNAM believes that since all of the Funds' Board comprises a majority of independent Managers/Trustees, this policy will obviate any potential conflicts of interest. JNAM will report to the Funds' Board at least annually, as set forth herein, with respect to JNAM's voting of proxies on behalf of the Fund of Funds portfolios.

IV.      RECORDKEEPING

Rule 30b1-4 under the 1940 Act requires each Fund to file its complete proxy voting record on an annual basis (for each fiscal year ending June 30) on Form N-PX no later than August 31 of each year. JNAM will prepare and file Form N-PX on behalf of the Funds based on proxy voting data collected by a third party service provider retained by JNAM and the Funds. In addition, JNAM will post this data on a public website, the address of which will be disclosed for the benefit of shareholders (contract holders) in the statement of additional information of any Fund filing its annual registration statement update.

SCHEDULE A

-------------------------------------------------------------------------------
JNAM Clients
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
JNL SERIES TRUST
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
JNL INVESTORS SERIES TRUST
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
JNL VARIABLE FUND LLC
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
JNLNY VARIABLE FUND I LLC
-------------------------------------------------------------------------------

SUMMARY OF MELLON
CAPITAL MANAGEMENT
PROXY VOTING POLICY
AND PROCEDURES

Adviser, through its participation on Mellon's Proxy Policy Committee, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Adviser seeks to act solely in the best financial and economic interest of the applicable client. Adviser will carefully review proposals that would limit shareholder control or could affect the value of a client's investment. Adviser generally will oppose proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Adviser will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Adviser will attempt to ensure that management reasonably responds to the social issues.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

Adviser recognizes its duty to vote proxies in the best interests of its clients. Adviser seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon Financial Corporation securities and affiliated mutual fund securities.

Adviser will furnish a copy of its Proxy Voting Policy, any related procedures, and its voting guidelines to each advisory client upon request. Upon request, Adviser will also disclose to an advisory client the proxy voting history for its account after the votes have been recorded.


June 24, 2003

                       Wellington Management Company, llp
                      Global Proxy Policies and Procedures




                                              Wellington Management Company, llp

INTRODUCTION

Wellington Management Company, llp ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management's GLOBAL PROXY VOTING GUIDELINES, included as pages 6-12 of these GLOBAL PROXY POLICIES AND PROCEDURES, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the GLOBAL PROXY VOTING GUIDELINES set forth general guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the GLOBAL PROXY VOTING GUIDELINES.


STATEMENT OF POLICIES

As a matter of policy, Wellington Management:

1 Takes responsibility for voting client proxies only upon a client's written request.

2 Votes all proxies in the best interests of its clients as shareholders, I.E., to maximize economic value.

3 Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4 Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5 Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6 Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

7 Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8 Provides all clients, upon request, with copies of these GLOBAL PROXY POLICIES AND PROCEDURES, the GLOBAL PROXY VOTING GUIDELINES, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9 Reviews regularly the voting record to ensure that proxies are voted in accordance with these GLOBAL PROXY POLICIES AND PROCEDURES and the GLOBAL PROXY VOTING GUIDELINES; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND OVERSIGHT

Wellington Management has a Corporate Governance Committee, established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written GLOBAL PROXY POLICIES AND PROCEDURES and its GLOBAL PROXY VOTING GUIDELINES, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.


STATEMENT OF PROCEDURES

Wellington Management has in place certain procedures for implementing its proxy voting policies.


GENERAL PROXY VOTING

AUTHORIZATION TO VOTE. Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's GLOBAL PROXY VOTING GUIDELINES, and handled as follows:

     o Generally, issues for which explicit proxy voting guidance is provided in the GLOBAL PROXY VOTING GUIDELINES (I.E., "For", "Against", "Abstain") are reviewed by the Corporate Governance Group and voted in accordance with the GLOBAL PROXY VOTING GUIDELINES.

     o Issues identified as "case-by-case" in the GLOBAL PROXY VOTING GUIDELINES are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

     o Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate
Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance
Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.


OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (I.E., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY MATERIALS, OR EXCESSIVE COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.


ADDITIONAL INFORMATION

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

Wellington Management's GLOBAL PROXY POLICIES AND PROCEDURES may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its GLOBAL PROXY POLICIES AND PROCEDURES, including the GLOBAL PROXY VOTING GUIDELINES, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

                       Wellington Management Company, llp
                      Global Proxy Policies and Procedures

                         Global Proxy Voting Guidelines



INTRODUCTION

Upon a client's written request, Wellington Management Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these GLOBAL PROXY VOTING Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These Guidelines are based on Wellington Management's fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these GLOBAL PROXY VOTING GUIDELINES are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.


VOTING GUIDELINES COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

o Election of Directors: Case-by-Case

Wellington Management believes that shareholders' ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

o Classify Board of Directors: Against

We will also vote in favor of shareholder proposals seeking to declassify boards.

o Adopt Director Tenure/Retirement Age (SP): Against

o Adopt Director & Officer  Indemnification:  For

We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

o Allow Special Interest Representation to Board (SP): Against

o Require Board Independence: For

Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

o Require Key Board Committees to be Independent. For

Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

o Require a Separation of Chair and CEO or Require a For Lead Director: For

o Approve Directors' Fees: For

o Approve Bonuses for Retiring Directors: Case-by-Case

o Elect Supervisory Board/Corporate Assembly: For

o Elect/Establish Board Committee: For

o  Adopt  Shareholder  Access/Majority  Vote  on  Election  of  Directors  (SP):
Case-by-Case

Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of "withhold" votes. We believe that it is important for majority voting to be defined within the company's charter and not simply within the company's corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (I.E., total votes ELIGIBLE to be cast as opposed to actually cast) standard.


MANAGEMENT COMPENSATION

o Adopt/Amend Stock Option Plans: Case-by-Case

o Adopt/Amend Employee Stock Purchase Plans: For

o Approve/Amend Bonus Plans: Case-by-Case

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 ("OBRA"). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote "for" these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

o Approve Remuneration Policy: Case-by-Case

o Exchange Underwater Options: Case-by-Case

Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

o Eliminate or Limit Severance Agreements (Golden Parachutes): Case-by-Case

We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders' best economic interest.

o Shareholder Approval of Future Severance Agreements Covering Senior Executives
(SP): Case-by-Case

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board's need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

o Expense Future Stock Options (SP): For

o Shareholder Approval of All Stock Option Plans (SP): For

o Disclose All Executive Compensation (SP): For


REPORTING OF RESULTS

o Approve Financial Statements: For

o Set Dividends and Allocate Profits: For

o Limit Non-Audit Services Provided by Auditors (SP): Case-by-Case

We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

o Ratify Selection of Auditors and Set Their Fees: Case-by-Case

Wellington Management will generally support management's choice of auditors, unless the auditors have demonstrated failure to act in shareholders' best economic interest.

o Elect Statutory Auditors: Case-by-Case

o Shareholder Approval of Auditors (SP): For


SHAREHOLDER VOTING RIGHTS

o Adopt Cumulative Voting (SP): Against

We are likely to support cumulative voting proposals at "controlled" companies (I.E., companies with a single majority shareholder), or at companies with two-tiered voting rights.

o Shareholder Rights Plans: Case-by-Case

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

     -    We generally support plans that include:

          -    Shareholder approval requirement

          -    Sunset provision

          - Permitted bid feature (I.E., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

o Authorize Blank Check Preferred Stock: Case-by-Case

We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

o Eliminate Right to Call a Special Meeting: Against

o Increase Supermajority Vote Requirement: Against

We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

o Adopt Anti-Greenmail Provision: For

o Adopt Confidential Voting (SP): Case-by-Case

We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

o Remove Right to Act by Written Consent: Against


CAPITAL STRUCTURE

o Increase Authorized Common Stock: Case-by-Case

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase.

o Approve Merger or Acquisition: Case-by-Case

o Approve Technical Amendments to Charter: Case-by-Case

o Opt Out of State Takeover Statutes: For

o Authorize Share Repurchase: For

o Authorize Trade in Company Stock: For

o Approve Stock Splits: Case-by-Case

We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

o Approve Recapitalization/Restructuring: Case-by-Case

o Issue Stock with or without Preemptive Rights: For

o Issue Debt Instruments: Case-by-Case


SOCIAL ISSUES

o Endorse the Ceres Principles (SP): Case-by-Case

o Disclose Political and PAC Gifts (SP): Case-by-Case

Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

o Require Adoption of International  Labor  Organization's Fair Labor Principles
(SP): Case-by-Case

o Report on Sustainability (SP): Case-by-Case


MISCELLANEOUS

o Approve Other Business: Against

o Approve Reincorporation: Case-by-Case

o Approve Third-Party Transactions: Case-by-Case




                                    Dated: August 1, 2006